UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02688

Name of Fund:	BlackRock Municipal Bond Fund, Inc.
BlackRock Impact Municipal Fund

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal
Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 11/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock California Municipal Series Trust

•  BlackRock California Municipal Opportunities Fund

BlackRock Multi-State Municipal Series Trust

•  BlackRock New Jersey Municipal Bond Fund

•  BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

•  BlackRock Impact Municipal Fund

BlackRock Municipal Series Trust

•  BlackRock Strategic Municipal Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended November 30, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates six times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(0.40)%	(9.21)%

U.S. small cap equities (Russell 2000® Index)	1.98	(13.01)

International equities (MSCI Europe, Australasia, Far East Index)	(3.59)	(10.14)

Emerging market equities (MSCI Emerging Markets Index)	(8.15)	(17.43)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.98	1.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.33)	(15.69)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(4.06)	(12.84)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(1.43)	(8.64)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(2.87)	(8.95)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2022	BlackRock California Municipal Opportunities Fund

Investment Objective

BlackRock California Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund’s Class K Shares outperformed its primary benchmark, a customized weighted index comprised of 85% Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged USD/10% California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index California Taxable Bonds Total Return Index Value (the “California Customized Reference Benchmark”), while the Fund’s Investor A and Investor C Shares underperformed its primary benchmark and the Fund’s Institutional and Investor A1 Shares performed in line. For the same period, the Fund’s Institutional and Class K Shares outperformed its secondary benchmark, the Bloomberg Municipal Bond Index, while the Investor A1 Shares performed in line. For the same period, the Fund’s Investor A and Investor C Shares underperformed its secondary benchmark. The following discussion of relative performance pertains to the California Customized Reference Benchmark.

What factors influenced performance?

Both the national and California municipal markets posted modestly negative returns during the period, as the benefit of income was offset by the effect of falling prices. Bonds, in general, remained under pressure from the combination of high inflation and continued interest rate increases by the Fed.

In terms of the Fund’s relative performance, the investment adviser’s use of U.S. Treasury futures to manage interest rate risk was the strongest contributor to performance in the rising rate environment. The Fund’s cash position, while limited, also contributed at a time of broader market weakness. Security selection in the school districts sector was an additional contributor of note.

On the other hand, the Fund’s holdings in longer-maturity and longer-duration securities detracted from results. (Duration is a measure of interest rate sensitivity.) Its holdings in high-yield (non- investment-grade) bonds also lagged given that yield spreads widened. Specifically, the workforce housing sector—which makes up a large portion of the Fund’s high yield position—experienced poor performance. At the individual security level, Puerto Rico Electric Power Authority was a particularly weak performer as the territory’s financial picture remained challenged.

The Fund’s holdings in taxable and corporate-backed securities also detracted. Selection in state general obligation debt further detracted, as did an overweight in the utilities sector.

The Fund’s use of leverage, while augmenting income, hurt results by amplifying the effect of falling prices.

Describe recent portfolio activity.

The Fund continued to seek a balance of competitive total return and tax-free income using an active strategy designed to capitalize on credit, yield curve and interest rate trends.

The investment adviser actively adjusted the portfolio’s positioning in response to the shifting market environment. Most notably, the Fund’s cash reserves were put to work in an effort to capitalize on falling prices and widening yield spreads. It also sought to harvest tax losses where appropriate and redeploy the proceeds into higher-yielding securities.

Describe portfolio positioning at period end.

The Fund’s duration was 6.9 years, 0.5 years below the index and down from 9.0 on May 31, 2021. The underweight to duration was largely achieved through the use of the interest-rate risk management strategies.

The Fund maintained a high-quality bias, with an average credit rating of AA. However, the Fund held 13.4% of its assets in high yield bonds. At the close of the period, 12.5% of the portfolio was subject to the alternative minimum tax and 5% was invested in taxable securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock California Municipal Opportunities Fund

Performance

				Average Annual Total Returns(a)(b)

				1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.56%	3.54%	(1.37)%	(8.11)%	N/A	1.21%	N/A	2.04%	N/A
Investor A	3.18	3.16	(1.50)	(8.27)	(12.17)%	0.96	0.09%	1.81	1.36%
Investor A1	3.33	3.31	(1.42)	(8.12)	N/A	1.12	N/A	1.96	N/A
Investor C	2.58	2.56	(1.87)	(9.03)	(9.92)	0.20	0.20	1.20	1.20
Class K	3.60	3.57	(1.27)	(7.98)	N/A	1.27	N/A	2.08	N/A
California Customized Reference Benchmark(c)	—	—	(1.39)	(9.58)	N/A	1.37	N/A	N/A	N/A
Bloomberg Municipal Bond Index(d)	—	—	(1.43)	(8.64)	N/A	1.40	N/A	1.98	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

(c)

Acustomized weighted index comprised of 85% Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged USD/10% California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index California Taxable Bonds Total Return Index Value (the “California Customized Reference Benchmark”). The California Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

N/A— Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return

			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio

	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$ 1,000.00	$ 986.30	$ 3.04		$ 2.19		$1,000.00	$ 1,022.01	$ 3.09		$1,022.86	$2.23		0.61%	0.44%
Investor A	1,000.00	985.00	4.28		3.38		1,000.00	1,020.76	4.36		1,021.66	3.44		0.86	0.68
Investor A1	1,000.00	985.80	3.48		2.64		1,000.00	1,021.56	3.55		1,022.41	2.69		0.70	0.53
Investor C	1,000.00	981.30	8.00		7.15		1,000.00	1,017.00	8.14		1,017.85	7.28		1.61	1.44
Class K	1,000.00	987.30	2.79		1.94		1,000.00	1,022.26	2.84		1,023.11	1.98		0.56	0.39

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2022 (continued)	BlackRock California Municipal Opportunities Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Utilities	30.9%
County/City/Special District/School District	20.8
Transportation	13.7
State	11.3
Education	9.8
Health	6.4
Housing	3.8
Tobacco	1.9
Corporate	1.4
Health Care Providers & Services	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2022	0.3%
2023	3.1
2024	0.9
2025	0.6
2026	11.3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	Percent of Total Investments

AAA/Aaa	14.5%
AA/Aa	61.5
A	9.9
BBB/Baa	1.1
BB/Ba	0.2
CCC/Caa	0.1
N/R(f)	12.7

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 0.1%.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of November 30, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund underperformed its primary benchmark, a customized weighted index comprised of 90% Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged USD/10% New Jersey Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “New Jersey Customized Reference Benchmark”), as well as its secondary benchmark, the Bloomberg Municipal Bond Index. The following discussion of relative performance pertains to the New Jersey Customized Reference Benchmark.

What factors influenced performance?

Both the national and New Jersey municipal markets posted modestly negative returns for the reporting period, as the benefit of income was offset by the effect of falling prices. Bonds, in general, remained under pressure from the combination of high inflation and continued interest rate increases by the Fed.

The Fund’s overweight to duration and holdings in longer-term bonds were key detractors from relative performance, as were overweight allocations to the corporate-backed, healthcare and state tax-backed sectors. (Duration is a measure of interest rate sensitivity.) Within the tax-backed states sector, the Fund held an out-of-benchmark allocation to Puerto Rico.

On the positive side, holdings in cash and pre-refunded bonds contributed due to their low duration and the higher yields available on short-term investments following the Fed’s long series of interest rate hikes. Underweights in the transportation and high yield tobacco sectors helped relative performance, as well. The Fund used U.S. Treasury futures to manage interest-rate risk, which was also additive to performance given that yields rose.

Describe recent portfolio activity.

The investment adviser’s activity was focused on reducing the portfolio’s duration. It achieved this by selling long-term issues, eliminating leverage, selling bonds with lower coupons and raising cash levels. In addition, it sought to harvest tax losses and swap into higher-yielding securities. While these steps led to a meaningful reduction in duration, the Fund was nonetheless slightly overweight to duration at the close of the period. The Fund also continued to have an overweight in long-term bonds. At the sector level, the Fund’s weightings in airports increased, while its holdings in lower-coupon general obligation bonds declined.

Describe portfolio positioning at period end.

The Fund’s cash weighting stood at 8%, above typical levels. The investment adviser maintained an elevated cash position to help preserve capital in a time of heightened volatility and poor market performance. In addition, cash started to provide a source of income as the Fed aggressively raised interest rates.

The Fund maintained underweights in airport and toll road issues, both of which have large index weightings. Conversely, it was overweight in local general obligations, charter schools, school districts and hospitals. The Fund was overweight in bonds with maturities of 20 years and longer to capture their higher income, and it was underweight in shorter maturities. The Fund maintained a barbell approach to credit positioning, with overweights in AAAs, AAs and non-rated bonds, together with underweights in As and BBBs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of November 30, 2022 (continued)	BlackRock New Jersey Municipal Bond Fund

Performance

				Average Annual Total Returns(a)(b)

				1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.41%	3.22%	(2.20)%	(10.18)%	N/A	1.22%	N/A	1.99%	N/A
Service	3.17	2.98	(2.32)	(10.40)	N/A	0.97	N/A	1.79	N/A
Investor A	3.03	2.89	(2.32)	(10.39)	(14.19)%	0.97	0.10%	1.79	1.35%
Investor A1	3.18	3.04	(2.24)	(10.16)	N/A	1.14	N/A	1.95	N/A
Investor C	2.43	2.28	(2.69)	(11.07)	(11.94)	0.22	0.22	1.17	1.17
Class K	3.46	3.32	(2.17)	(10.13)	N/A	1.27	N/A	2.01	N/A
New Jersey Customized Reference Benchmark(c)	—	—	(0.89)	(8.54)	N/A	2.37	N/A	N/A	N/A
Bloomberg Municipal Bond Index(d)	—	—	(1.43)	(8.64)	N/A	1.40	N/A	1.98	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in New Jersey municipal bonds.
(c)

A customized weighted index comprised of 90% Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged USD/10% New Jersey Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “New Jersey Customized Reference Benchmark”). The New Jersey Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

N/A— Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return

			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio

	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$1,000.00	$978.00	$2.88		$2.58		$1,000.00	$1,022.16	$2.94		$1,022.46	$2.64		0.58%	0.52%
Service	1,000.00	976.80	4.11		3.82		1,000.00	1,020.91	4.20		1,021.21	3.90		0.83	0.77
Investor A	1,000.00	976.80	4.11		3.82		1,000.00	1,020.91	4.20		1,021.21	3.90		0.83	0.77
Investor A1	1,000.00	977.60	3.37		3.07		1,000.00	1,021.66	3.45		1,021.96	3.14		0.68	0.62
Investor C	1,000.00	973.10	7.82		7.52		1,000.00	1,017.15	7.99		1,017.45	7.69		1.58	1.52
Class K	1,000.00	978.30	2.63		2.33		1,000.00	1,022.41	2.69		1,022.71	2.38		0.53	0.47

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock New Jersey Municipal Bond Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

State	25.0%
Transportation	18.9
Health	17.4
Education	16.1
County/City/Special District/School District	14.8
Housing	3.2
Corporate	2.9
Tobacco	1.4
Utilities	0.3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	4.8%
2023	8.9
2024	18.3
2025	4.9
2026	11.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	3.3%
AA/Aa	43.7
A	40.4
BBB/Baa	6.8
BB/Ba	0.4
B	0.1
N/R(e)	5.3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of November 30, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	9

Fund Summary as of November 30, 2022	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund underperformed its primary benchmark, a customized weighted index comprised of 90% Bloomberg Pennsylvania Total Return Index Unhedged USD/10% Pennsylvania Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “Pennsylvania Customized Reference Benchmark”), as well as its secondary benchmark, the Bloomberg Municipal Bond Index. The following discussion of relative performance pertains to the Pennsylvania Customized Reference Benchmark.

What factors influenced performance?

Both the national and Pennsylvania municipal markets posted modestly negative returns for the reporting period, as the benefit of income was offset by the effect of falling prices. Bonds, in general, remained under pressure from the combination of high inflation and continued interest rate increases by the Fed.

On a sector basis, overweight positions in school districts, higher education, utilities and local tax-backed securities detracted from relative performance. An out-of-benchmark allocation to Puerto Rico detracted, as well. The Fund’s overweight to duration (interest rate sensitivity) and holdings in longer-term bonds were further detractors of note.

On the other hand, an underweight in healthcare—together with a higher-quality bias in the sector—contributed. The investment adviser’s use of U.S. Treasury futures to manage interest rate risk was the strongest contributor to performance in the rising rate environment. The Fund’s cash position, while limited, also contributed at a time of broader market weakness.

Describe recent portfolio activity.

The investment adviser’s activity was focused on reducing the portfolio’s duration. It achieved this by selling long-term issues, eliminating leverage, selling bonds with lower coupons and raising cash levels. In addition, it sought to harvest tax losses and swap into higher-yielding securities. While these steps led to a meaningful reduction in duration, the Fund was nonetheless slightly overweight to duration at the close of the period. The Fund also continued to have an overweight in long-term bonds. At the sector level, the Fund’s weightings in pre-refunded bonds, floating-rate notes and cash increased, while its holdings in hospitals, airports and lease-backed securities declined.

Describe portfolio positioning at period end.

The Fund’s cash weighting stood at 8%, above typical levels. The investment adviser maintained an elevated cash position to help preserve capital in a time of heightened volatility and poor market performance. In addition, cash started to provide a source of income as the Fed aggressively raised interest rates.

The Fund was overweight in longer-term debt. On a sector basis, the Fund was overweight in school districts, private universities and public universities. It was underweight in general obligations, hospitals and toll roads. In terms of credit quality, the portfolio was overweight in high yield bonds and BBBs, and it was underweight in those rated AA and A.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Pennsylvania Municipal Bond Fund

Performance

				Average Annual Total Returns(a)(b)

				1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.54%	3.33%	(3.38)%	(11.46)%	N/A	0.56%	N/A	1.55%	N/A
Service	3.30	3.15	(3.50)	(11.67)	N/A	0.30	N/A	1.33	N/A
Investor A	3.16	3.06	(3.50)	(11.66)	(15.41)%	0.30	(0.57)%	1.33	0.89%
Investor A1	3.31	3.18	(3.52)	(11.61)	N/A	0.45	N/A	1.48	N/A
Investor C	2.56	2.43	(3.86)	(12.33)	(13.19)	(0.43)	(0.43)	0.71	0.71
Class K	3.59	3.48	(3.36)	(11.41)	N/A	0.61	N/A	1.57	N/A
Pennsylvania Customized Reference Benchmark(c)	—	—	(2.13)	(9.61)	N/A	1.60	N/A	N/A	N/A
Bloomberg Municipal Bond Index(d)	—	—	(1.43)	(8.64)	N/A	1.40	N/A	1.98	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in Pennsylvania municipal bonds.
(c)

A customized weighted index comprised of 90% Bloomberg Pennsylvania Total Return Index Unhedged USD/10% Pennsylvania Bloomberg Municipal Bond: High Yield (non- Investment Grade) Total Return Index (the “Pennsylvania Customized Reference Benchmark”) .The Pennsylvania Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

N/A— Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual							Hypothetical 5% Return

			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$1,000.00	$966.20	$3.01		$2.66		$1,000.00	$1,022.01	$3.09		$1,022.36	$2.74		0.61%	0.54%
Service	1,000.00	965.00	4.24		3.89		1,000.00	1,020.76	4.36		1,021.11	4.00		0.86	0.79
Investor A	1,000.00	965.00	4.19		3.84		1,000.00	1,020.81	4.31		1,021.16	3.95		0.85	0.78
Investor A1	1,000.00	964.80	3.50		3.15		1,000.00	1,021.51	3.60		1,021.86	3.24		0.71	0.64
Investor C	1,000.00	961.40	7.92		7.57		1,000.00	1,017.00	8.14		1,017.35	7.79		1.61	1.54
Class K	1,000.00	966.40	2.76		2.42		1,000.00	1,022.26	2.84		1,022.61	2.48		0.56	0.49

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of November 30, 2022 (continued)	BlackRock Pennsylvania Municipal Bond Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Education	21.2%
Health	19.7
County/City/Special District/School District	15.9
Transportation	15.7
Utilities	9.4
State	8.2
Corporate	6.0
Housing	3.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	2.3%
2023	8.7
2024	2.3
2025	10.6
2026	6.2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	0.3%
AA/Aa	44.3
A	30.5
BBB/Baa	4.2
BB/Ba	3.9
B	0.5
N/R(e)	16.3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of November 30, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022	BlackRock Impact Municipal Fund

Investment Objective

BlackRock Impact Municipal Fund’s (the “Fund”) investment objective is to seek to maximize income exempt from Federal income taxes while investing in municipal bonds the proceeds of which Fund management views as generating positive social and environmental impacts.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund outperformed its primary benchmark, a customized weighted index comprised of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Bond Index (the “Customized Reference Benchmark”) and one of its secondary benchmarks, the Bloomberg Municipal High Yield Bond Index. For the same period, the Fund underperformed its other secondary benchmark, the Bloomberg Municipal Bond Index. The following discussion of relative performance pertains to the Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds posted modestly negative returns in the semiannual period, as the benefit of income was offset by the effect of falling prices. Bonds, in general, remained under pressure from the combination of high inflation and continued interest rate increases by the Fed.

In terms of the Fund’s relative performance, the investment adviser’s use of U.S. Treasury futures to manage interest rate risk was the strongest contributor in the rising rate environment. The Fund’s overweight in higher-rated bonds and corresponding underweight in lower-rated issues also contributed to performance. Security selection in the education sector was an additional contributor. The Fund’s cash position, while not a core aspect of its strategy, further helped results at a time of broader market weakness.

On the other hand, holdings in 4% coupon bonds—which underperformed due to their higher interest rate sensitivity—detracted. The Fund’s yield curve positioning also hurt results due to the underperformance of its holdings in securities with maturities of 25 years and longer. In addition, an above-benchmark duration (interest-rate sensitivity) detracted at a time of rising rates.

Describe recent portfolio activity.

As municipal yields rose, the investment adviser shifted the portfolio’s holdings toward higher-coupon issues (5% and above) and away from those with lower coupons (largely 4%).

Describe portfolio positioning at period end.

The Fund’s cash position was slightly elevated at the end of November 2022. This reflected the investment adviser’s decision to harvest tax losses by rotating out of lower-yielding and lower-coupon securities. The investment adviser also sought to keep some cash on hand to redeploy in the event of further market weakness.

The Fund was positioned with an overweight to duration and overweights in both investment-grade bonds and issues with maturities of 20 years and longer. The Fund was underweight in non- investment-grade bonds. Its leading sector overweights included utilities, housing and education, while its largest underweights were in state tax-backed and transportation issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of November 30, 2022 (continued)	BlackRock Impact Municipal Fund

Performance

				Total Returns(a)(b)
				Since Inception(c)

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge

Institutional	3.57%	3.00%	(2.30)%	(3.88)%	N/A
Investor A	3.18	2.64	(2.43)	(4.05)	(8.13)%
Class K	3.59	3.00	(2.29)	(3.85)	N/A
Customized Reference Benchmark(d)	—	—	(2.50)	(5.61)	N/A
Bloomberg Municipal Bond Index(e)	—	—	(1.43)	(4.13)	N/A
Bloomberg Municipal High Yield Bond Index(f)	—	—	(4.50)	(8.36)	N/A

(a)

Assuming maximum sales charges, if any. Total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)	Under normal circumstances, the Fund invests 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds and derivatives with similar economic characteristics.
(c)	The Fund commenced operations on March 14, 2022.
(d)	A customized weighted index comprised of 65% Bloomberg Municipal Bond Index/35% Bloomberg Municipal High Yield Bond Index (the “Customized Reference Benchmark”).
(e)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(f)	An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$1,000.00	$977.00	$2.78		$1,000.00	$1,022.26	$2.84		0.56%
Investor A	1,000.00	975.70	4.01		1,000.00	1,021.01	4.10		0.81
Class K	1,000.00	977.10	2.63		1,000.00	1,022.41	2.69		0.53

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Impact Municipal Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Utilities	19.4%
County/City/Special District/School District	17.3
Health	14.3
Education	14.2
State	10.7
Housing	10.4
Transportation	9.0
Corporate	4.7

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	3.4%
2023	—
2024	—
2025	—
2026	—

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	11.2%
AA/Aa	53.8
A	20.0
BBB/Baa	6.7
BB/Ba	1.1
B	0.4
N/R	6.8

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

F U N D S U M M A R Y	15

Fund Summary as of November 30, 2022	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2022, the Fund underperformed its primary benchmark, a customized weighted index comprised of 72% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/23% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”), as well as its secondary benchmark, the Bloomberg Municipal Bond Index. The following discussion of relative performance pertains to the Customize Reference Benchmark.

What factors influenced performance?

Municipal bonds posted modestly negative returns for the reporting period, as the benefit of income was offset by the effect of falling prices. Bonds, in general, remained under pressure from the combination of high inflation and continued interest rate increases by the Fed.

The Fund’s underperformance was largely driven by its longer duration stance relative to the benchmark. (Duration is a measure of interest-rate sensitivity.) Its overweight allocation to the long end of the yield curve—specifically, holdings in the 12-15 year range and those with maturities of 25 years and above—also detracted. From a credit standpoint, an overweight in AA rated issues hindered performance. Security selection in the housing, utilities and transportation sectors further detracted from results.

The Fund’s use of U.S. Treasury futures to manage interest rate risk was the strongest contributor to performance in the rising rate environment. Security selection in healthcare also contributed, as did allocations to cash and pre-refunded bonds.

Describe recent portfolio activity.

The Fund opened the period with a duration of 6.63 years and closed with a duration of 6.46 years. While the investment adviser maintained a long-duration positioning for much of the period, it took advantage of occasions of market strength to reduce duration. The portfolio’s duration was below that its benchmark at the end of November 2022.

At the beginning of the period, the Fund’s largest sector weightings were in transportation, housing and healthcare. The Fund subsequently increased its allocations to the state tax-backed, school district and housing sectors and decreased its weightings in the local tax-backed and transportation sectors.

With respect to credit tiers, the Fund maintained its largest allocations in AA and A rated bonds within the investment-grade category. About 26% of the Fund’s assets were in high yield (below investment grade) securities, down from 28% at the start of the period, with an overweight allocation to Puerto Rico. The Fund sought to meet redemptions by selling B, BBB and not-rated issues. Conversely, it increased its holdings in AAA and AA rated securities.

The Fund held an allocation of approximately 41% to the long end of the yield curve (bonds with maturities of 20 years and above), down seven percentage points from the beginning of the period. Its weighting in taxable securities was 7.5%, versus 7.6% at the end of May 2022.

The Fund maintained a cash weighting above typical levels in response to continued industry-wide redemptions.

Describe portfolio positioning at period end.

The Fund was overweight in the transportation and housing sectors and underweight in school districts and tax-backed issues. The Fund’s average credit quality was AA-.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2022 (continued)	BlackRock Strategic Municipal Opportunities Fund

Performance

				Average Annual Total Returns(a)(b)

				1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.22%	3.17%	(3.60)%	(11.40)%	N/A	0.50%	N/A	1.78%	N/A
Investor A	2.88	2.84	(3.71)	(11.60)	(15.36)%	0.26	(0.60)%	1.55	1.11%
Investor A1	3.11	3.06	(3.55)	(11.46)	N/A	0.43	N/A	1.71	N/A
Investor C	2.26	2.21	(4.08)	(12.27)	(13.13)	(0.48)	(0.48)	0.94	0.94
Class K	3.29	3.24	(3.57)	(11.33)	N/A	0.57	N/A	1.81	N/A
Customized Reference Benchmark(c)	—	—	(2.29)	(10.10)	N/A	1.74	N/A	N/A	N/A
Bloomberg Municipal Bond Index (d)	—	—	(1.43)	(8.64)	N/A	1.40	N/A	1.98	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds. The Fund’s returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

(c)

A customized weighted index comprised of 72% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/23% Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). The Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical 5% Return

			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio

	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (06/01/22)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Ending Account Value (11/30/22)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$1,000.00	$964.00	$3.89		$2.86		$1,000.00	$1,021.11	$4.00		$1,022.16	$2.94		0.79%	0.58%
Investor A	1,000.00	962.90	4.92		3.89		1,000.00	1,020.05	5.06		1,021.11	4.00		1.00	0.79
Investor A1	1,000.00	964.50	4.24		3.20		1,000.00	1,020.76	4.36		1,021.81	3.29		0.86	0.65
Investor C	1,000.00	959.20	8.69		7.66		1,000.00	1,016.19	8.95		1,017.25	7.88		1.77	1.56
Class K	1,000.00	964.30	3.50		2.46		1,000.00	1,021.51	3.60		1,022.56	2.53		0.71	0.50

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	17

Fund Summary as of November 30, 2022 (continued)	BlackRock Strategic Municipal Opportunities Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Transportation	20.2%
Housing	15.5
County/City/Special District/School District	14.8
Health	13.2
State	12.4
Utilities	11.4
Education	8.2
Corporate	2.7
Other*	1.6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	0.6%
2023	7.2
2024	5.6
2025	4.9
2026	6.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	11.7%
AA/Aa	43.4
A	12.9
BBB/Baa	8.6
BB/Ba	3.4
B	0.6
CCC/Caa	0.2
N/R(e)	19.2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of November 30, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. For each Fund, except BlackRock Impact Municipal Fund, Class K Shares performance shown prior to the Class K January 25, 2018 inception date is that of Institutional Shares. The performance of the Funds’ Class K Shares, except BlackRock Impact Municipal Fund, would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (available only in BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee) for BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund. The initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Funds. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain eligible employer-sponsored retirement plans and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

Investor C Shares (available only in BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

A B O U T F U N D P E R F O R M A N C E	19

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, each Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide each Fund with economic benefits in periods of declining short-term interest rates but expose each Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect each Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund was not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	21

Schedule of Investments (unaudited) November 30, 2022	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Education — 0.1%
Chapman University, 3.00%, 04/01/51	$2,100	$1,413,437
University of Southern California, 3.03%, 10/01/39	650	517,882

		1,931,319

Health Care Providers & Services — 0.0%
Providence St Joseph Health Obligated Group, Series A, 3.93%, 10/01/48	1,012	797,149

Total Corporate Bonds — 0.1% (Cost: $3,892,294)		2,728,468

Municipal Bonds

California — 80.6%

Corporate — 1.5%
California Community Choice Financing Authority, RB, Series B-1, 4.00%, 02/01/52(b)	37,765	37,244,674

County/City/Special District/School District — 19.0%
Anaheim City School District, GO, Series A, Class A, Election 2016, 4.00%, 08/01/41	2,970	2,986,650
California Infrastructure & Economic Development Bank, Refunding RB, Series A, 1.60%, 10/01/29	3,575	2,868,895
Cerritos Community College District, GO, Series A, AMT, 4.00%, 08/01/44	5,850	5,833,737
ChiNo.Valley Unified School District, GO, Series B, 4.00%, 08/01/45	10,100	9,753,004
City & County of San Francisco California Community Facilities District No. 2014-1, ST
Series B, 3.78%, 09/01/30	1,110	1,023,170
Series B, 3.92%, 09/01/31	3,410	3,126,278
Series B, 3.97%, 09/01/32	1,880	1,708,719
Series B, 4.02%, 09/01/33	2,070	1,869,314
City & County of San Francisco California, GO
Series 2020, 4.00%, 06/15/45	2,000	2,005,240
Series B-1, 4.00%, 06/15/39	2,010	2,051,205
Series B-1, 4.00%, 06/15/41	2,265	2,296,647
Series D-1, 4.00%, 06/15/41	1,605	1,627,425
Series D-1, 4.00%, 06/15/43	870	876,671
Series A, AMT, 4.00%, 06/15/36	5,155	5,199,199
City & County of San Francisco California, Refunding COP
Series A, 4.00%, 04/01/41	3,000	2,954,709
Series A, 4.00%, 04/01/42	1,795	1,751,100
Series A, 4.00%, 04/01/44	10,000	9,647,530
City & County of San Francisco, GO 4.00%, 06/15/41	3,185	3,207,760
Series D-1, Class D1, 4.00%, 06/15/46	2,500	2,401,583
Clovis Unified School District, GO, Series B, Election 2020, 5.00%, 08/01/47	3,250	3,506,262
Coast Community College District, GO, Series B, Election 2002, (AGM), 0.00%, 08/01/30(c)	26,425	20,551,383
Corona-Norco Unified School District, Refunding GO, Series A, 4.00%, 08/01/36	5,120	5,200,338
El Monte Union High School District, GO, Series B, Class B, 4.00%, 06/01/46	2,830	2,772,565
Escondido Union School District, GO
Series B, Election 2014, 4.00%, 08/01/43	2,150	2,152,187
Series B, Election 2014, 4.00%, 08/01/47	8,000	7,815,264

Security	Par (000)	Value

County/City/Special District/School District (continued)
Fremont Union High School District, GO, Series A, AMT, 4.00%, 08/01/38	$1,375	$1,393,250
Gilroy Unified School District, GO, 4.00%, 08/01/46	7,000	6,819,148
Grossmont-Cuyamaca Community College District, GO, Series C, 4.00%, 08/01/46	2,905	2,803,444
Hartnell Community College District, GO, Series A, Class A, Election 2016, 4.00%, 08/01/47	5,165	4,937,084
Imperial Irrigation District, RB, (AMBAC), 6.94%, 01/01/26	7,855	8,065,200
Los Angeles Community College District, GO
Series K, Election 2008, 4.00%, 08/01/37	4,045	4,127,724
Series K, Election 2008, 4.00%, 08/01/38	10,040	10,176,203
Series K, Election 2008, 4.00%, 08/01/39	10,000	10,134,850
Los Angeles Community College District, Refunding GO, 2.11%, 08/01/32	2,590	2,065,792
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, RB, Class A, 4.00%, 06/01/36	5,425	5,642,955
Los Angeles County Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 07/01/37	19,235	20,825,696
Series A, AMT, 4.00%, 06/01/39	12,770	12,942,906
Los Angeles County Public Works Financing Authority, Refunding RB, Class A, 4.00%, 12/01/43	4,600	4,481,918
Menifee Union School District, GO, Series B, (BAM), 4.00%, 08/01/43	1,500	1,468,454
Mount San Antonio Community College District, Refunding GO, Series 2018-A, Election 2018, 4.00%, 08/01/49	9,425	9,217,264
Mount San Jacinto Community College District, GO, Series B, Election 2014, 4.00%, 08/01/43	7,585	7,592,539
Municipal Improvement Corp. of Los Angeles, Refunding RB, Series B, Class B, 4.00%, 11/01/34	6,000	6,109,764
North Orange County Community College District, GO, Series B, GO, 4.00%, 08/01/44	3,575	3,576,623
Orange County Local Transportation Authority Sales Tax Revenue, RB, 5.00%, 02/15/39	2,000	2,176,212
Orange County Local Transportation Authority, RB, 5.00%, 02/15/40	5,000	5,426,255
Palomar Community College District, GO, Series D, Election 2006, 5.25%, 08/01/45	4,395	4,703,428
Peralta Community College District, GO
Series B, 5.25%, 08/01/42	3,000	3,355,674
Series B, 5.50%, 08/01/52	5,000	5,573,645
Pomona Unified School District, GO, Series F, (BAM), 4.00%, 08/01/48	5,000	4,789,670
San Bernardino County Transportation Authority, Refunding RB
Series A, 4.00%, 03/01/38	3,240	3,354,417
Series A, 4.00%, 03/01/39	3,250	3,349,313
Series A, 4.00%, 03/01/40	1,255	1,287,937
San Carlos School District, GO, Election 2012, 4.00%, 10/01/41	1,500	1,503,465
San Diego Community College District, Refunding GO, 2.38%, 08/01/33	5,375	4,271,459
San Diego County Regional Transportation Commission, RB, Series B, Subordinate, 5.00%, 04/01/45	3,440	3,722,899
San Diego County Regional Transportation Commission, Refunding RB, Series A, 4.00%, 04/01/48	3,775	3,722,848

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
San Diego Public Facilities Financing Authority, Refunding RB, Series A, 5.00%, 10/15/46	$1,000	$1,066,696
San Diego Unified School District, GO
Series L, 4.00%, 07/01/49	1,000	973,064
Series L-2, 4.00%, 07/01/39	2,000	2,015,864
Series N-2, 4.00%, 07/01/46	10,000	9,812,540
San Francisco Bay Area Rapid Transit District Sales Tax Revenue, RB, Series A, AMT, 4.00%, 07/01/39	1,730	1,730,093
San Francisco Bay Area Rapid Transit District, GO
Series A, Election 2016, 5.00%, 08/01/47	21,675	22,835,978
Series D1, Election 2016, 4.00%, 08/01/47	4,750	4,684,502
San Francisco City & County Redevelopment Agency Successor Agency, Refunding TA
Series D, 3.13%, 08/01/28	1,150	1,026,776
Series D, 3.25%, 08/01/29	1,000	881,416
Series D, 3.38%, 08/01/30	1,250	1,091,520
San Francisco City & County Redevelopment Financing Authority, TA, Series A, (BHAC-CR), 5.75%, 08/01/37	5,000	5,118,585
San Gabriel Unified School District, GO, Series D, Election 2008, (AGM), 4.00%, 08/01/41	1,445	1,440,338
San Joaquin County Transportation Authority, Refunding RB, 5.00%, 03/01/41	17,955	18,956,458
San Jose Redevelopment Agency Successor Agency, Refunding TA, Series A-T, 3.25%, 08/01/29	8,730	7,838,772
San Jose Unified School District, GO, Series F, Election 2012, 4.00%, 08/01/42	4,000	4,026,256
San Jose Unified School District, GO, CAB, Series C, Election 2002, (NPFGC), 0.00%, 06/01/31(c)	25,000	18,920,025
San Lorenzo Unified School District, GO, 4.00%, 08/01/40	1,115	1,113,237
San Luis Obispo County Financing Authority, Refunding RB, 5.50%, 11/15/47	5,165	5,710,951
San Marcos Unified School District, GO, Series E, GO, 4.00%, 08/01/42	5,000	5,013,570
San Mateo County Community College District, GO, Series B, Election 2014, 5.00%, 09/01/45	30,000	32,106,210
San Mateo Foster City Public Financing Authority, RB, 4.00%, 05/01/45	4,000	3,955,096
Santa Clara County Financing Authority, RB
Series A, 4.00%, 04/01/35	4,000	4,127,472
Series A, 4.00%, 05/01/45	2,230	2,148,699
Santa Clara Unified School District, GO, Elsction 2014, 4.00%, 07/01/41	5,000	5,017,125
Santa Clarita Community College District, GO
Election 2016, 4.00%, 08/01/42	1,400	1,407,869
Election 2016, 5.25%, 08/01/48	4,000	4,484,684
Santa Cruz City Elementary School District, GO
Series C, 2.00%, 08/01/34	1,770	1,476,861
Series C, 2.00%, 08/01/36	695	546,454
Santa Cruz City High School District, GO
Series C, 2.00%, 08/01/35	450	364,712
Series C, 2.00%, 08/01/36	1,755	1,379,000
Series C, 2.00%, 08/01/37	2,870	2,187,778
Series C, 2.00%, 08/01/38	2,955	2,195,364
Series C, 2.13%, 08/01/39	3,070	2,275,889
Simi Valley Unified School District, GO, Series B, 4.00%, 08/01/48	3,250	3,117,166
South Orange County Public Financing Authority, RB 5.00%, 06/01/43	1,790	1,961,559

Security	Par (000)	Value

County/City/Special District/School District (continued)
South Orange County Public Financing Authority, RB (continued)
5.00%, 06/01/47	$13,300	$14,510,952
Southwestern Community College District, GO, Series A, AMT, 4.00%, 08/01/47	7,940	7,986,568
West Valley-Mission Community College District, GO, Series A, AMT, 4.00%, 08/01/44	2,000	1,995,334

		482,306,304

Education — 7.6%
California Educational Facilities Authority, RB, Series A, 3.56%, 04/01/31	2,000	1,759,242
California Infrastructure & Economic Development Bank, RB(d)
Series A, 4.13%, 01/01/35	985	886,291
Series A, 5.00%, 01/01/55	2,205	1,875,412
Series A-2, 5.00%, 01/01/24	435	425,529
California Infrastructure & Economic Development Bank, RB, CAB(c)
0.00%, 01/01/35	2,620	1,200,602
0.00%, 01/01/60	37,500	2,052,825
Class B, Class B, 0.00%, 01/01/61(d)	17,885	1,039,959
California Infrastructure & Economic Development Bank, Refunding RB, Series A, 1.84%, 10/01/31	1,100	853,302
California Municipal Finance Authority, RB 5.00%, 06/15/41(d)	925	861,490
6.00%, 07/01/44	500	501,594
5.00%, 06/15/51(d)	1,385	1,230,282
Series A, 5.50%, 08/01/34(d)	265	265,312
California Municipal Finance Authority, Refunding RB(d)
5.00%, 08/01/39	1,785	1,678,657
5.00%, 08/01/48	2,140	1,896,081
California Public Finance Authority, RB, Series B, 5.00%, 07/01/26(d)	265	259,857
California School Finance Authority, RB (d) 5.00%, 06/01/40	1,420	1,406,830
5.00%, 06/01/50	2,240	2,115,749
Series A, 5.00%, 06/01/33	525	532,544
Series A, 5.00%, 06/01/43	525	519,475
Series A, 5.00%, 06/01/49	7,105	6,495,846
Series A, 6.00%, 07/01/51	1,500	1,516,398
Series A, 5.00%, 06/01/55	1,000	942,610
Series A, 5.00%, 06/01/58	3,355	2,988,976
Series B, 6.00%, 06/01/31	735	659,832
Series A, AMT, 6.00%, 06/01/59	8,925	8,495,154
California State University RB, 5.00%, 11/01/43	35,250	37,718,910
California State University, Refunding RB
Series B, Class B, 1.85%, 11/01/31	6,750	5,261,179
Series B, Class B, 2.53%, 11/01/33	2,580	2,055,873
Series D, Class D, 1.69%, 11/01/29	5,000	4,071,760
California Statewide Communities Development Authority, Refunding RB(d)
Series A, Class A, 5.00%, 06/01/36	2,900	2,819,455
Series A, Class A, 5.00%, 06/01/46	4,100	3,774,403
East Bay Municipal Utility District Water System Revenue, Series A, RB, 5.00%, 06/01/42	27,045	28,820,748
Hastings Campus Housing Finance Authority, RB, Series A, Class A, 5.00%, 07/01/61(d)	7,640	6,335,577
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	4,740	5,089,850

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
University of California, RB
Series AV, 5.25%, 05/15/42	$12,305	$13,241,607
Series M, RB, 5.00%, 05/15/42	20,000	21,325,900
University of California, RB, BAB, 6.30%, 05/15/50	3,790	4,009,930
University of California, Refunding RB
Series BE, 4.00%, 05/15/47	4,500	4,507,330
Series Q, 4.00%, 05/15/41	10,300	10,429,873

		191,922,244

Health — 6.6%
California Health Facilities Financing Authority, Refunding RB
4.00%, 05/15/46	5,000	4,793,265
Class A, 4.00%, 08/15/40	7,500	7,461,112
Class A, 5.00%, 08/15/51	5,000	5,300,210
Series A, 4.00%, 04/01/35	4,350	4,249,737
Series A, 4.00%, 11/15/40	1,620	1,621,662
Series A, 4.00%, 08/15/48	25,000	24,026,650
Series A, 4.00%, 08/15/50	35,000	33,510,680
Series A-2, 4.00%, 11/01/44	26,655	26,227,454
Sub-Series A-2, 4.00%, 11/01/38	4,900	4,912,818
California Municipal Finance Authority, Refunding RB(d)
Series A, 5.00%, 11/01/39	980	976,421
Series A, 5.00%, 11/01/49	1,105	1,040,506
California Public Finance Authority, RB
Series A, 4.00%, 07/15/38	1,000	1,006,913
Series A, 4.00%, 07/15/39	1,500	1,504,029
Series A, 4.00%, 07/15/40	1,455	1,458,959
Series A, 4.00%, 07/15/41	3,715	3,707,005
Series A, 5.00%, 07/15/46	5,300	5,695,126
Series A, 4.00%, 07/15/51	4,800	4,620,874
California Public Finance Authority, Refunding RB, Series A, 4.00%, 08/01/47	5,250	4,908,834
City of Corona, RB, 2.24%, 05/01/30	10,000	8,203,110
City of Huntington Beach California, Refunding RB, 2.32%, 06/15/30	2,750	2,236,525
Regents of the University of California Medical Center Pooled Revenue, RB, 5.00%, 05/15/41	4,830	5,295,902
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series L, 5.00%, 05/15/41	8,215	8,531,310
Series L, 4.00%, 05/15/44	6,050	5,825,134

		167,114,236

Housing — 3.9%
California Community Housing Agency, RB, M/F Housing(d)
4.00%, 08/01/46	3,200	2,473,334
Series A, 5.00%, 04/01/49	2,630	2,291,543
Series A-1, 3.00%, 02/01/57	5,000	3,180,880
Series A-2, 4.00%, 02/01/50	1,605	1,132,478
Series A-2, 4.00%, 08/01/51	12,920	9,185,887
California Housing Finance Agency, RB, M/F Housing Class A, 3.25%, 08/20/36	8,864	7,654,435
Series 2021-2, Class A, (FHLMC), 3.75%, 03/25/35	14,542	14,477,667
City & County of San Francisco California, RB, M/F Housing, Series J, (FNMA), 2.55%, 07/01/39	21,506	17,400,892

Security	Par (000)	Value

Housing (continued)
CMFA Special Finance Agency VII, RB, Series A1, 3.00%, 08/01/56(d)	$1,430	$930,738
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(d)	4,840	3,031,912
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(d)	2,740	2,100,500
CMFA Special Finance Agency, RB, M/F Housing(d)
Series A, 4.00%, 12/01/45	3,965	2,977,422
Series A-1, 3.00%, 12/01/56	960	618,127
Series A-2, 4.00%, 08/01/45	1,205	942,373
CSCDA Community Improvement Authority, RB, M/F Housing(d)
2.80%, 03/01/47	3,430	2,472,934
3.13%, 07/01/56	5,620	3,729,050
4.00%, 07/01/56	2,275	1,727,988
3.13%, 08/01/56	1,460	972,284
4.00%, 12/01/56	445	310,645
3.25%, 04/01/57	5,075	3,511,590
3.25%, 05/01/57	4,730	3,294,771
4.00%, 07/01/58	2,150	1,498,131
Series A, 5.00%, 07/01/51	1,375	1,245,989
Series A, 3.00%, 09/01/56	2,045	1,321,412
Series B, 4.00%, 07/01/58	2,450	1,626,271
Mezzanine Lien, 4.00%, 03/01/57	500	342,299
Mezzanine Lien, 4.00%, 06/01/57	535	384,455
Series B, Mezzanine Lien, 4.00%, 02/01/57	1,450	1,027,770
Series B, Mezzanine Lien, 4.00%, 12/01/59	2,925	2,002,727
Senior Lien, 3.25%, 05/01/57	805	543,063
Senior Lien, 3.13%, 06/01/57	3,850	2,539,098
Series B, Sub Lien, 4.00%, 12/01/59	4,580	3,064,167

		100,012,832

State — 7.2%
California State Public Works Board, RB 4.00%, 11/01/41	6,825	6,815,288
Series B, 4.00%, 05/01/41	3,860	3,904,321
Series B, 4.00%, 05/01/46	21,640	20,908,590
Series C, 5.00%, 11/01/38	5,000	5,483,535
Series C, 5.00%, 11/01/44	24,985	26,907,671
Series D, Class D, 4.00%, 05/01/42	5,000	5,006,595
Series D, Class D, 4.00%, 05/01/44	2,280	2,246,516
Series D, Class D, 4.00%, 05/01/45	6,570	6,418,128
California State University, Refunding RB, Series B, Class B, 1.67%, 11/01/29	9,000	7,318,881
California Statewide Communities Development Authority, SAB
Series A, Class A, 5.00%, 09/02/39	1,375	1,427,045
Series A, Class A, 5.00%, 09/02/44	675	692,352
Series A, Class A, 5.00%, 09/02/48	675	690,205
El Dorado Irrigation District, Refunding RB, Series C, Class C, 2.06%, 03/01/29	3,500	2,964,469
Sacramento Area Flood Control Agency, SAB, 4.00%, 10/01/43	8,245	8,120,937
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(c)(d)
Series D, 0.00%, 08/01/23	465	453,193
Series D, 0.00%, 08/01/31	3,000	1,983,684
State of California, Refunding GO 4.00%, 03/01/36	3,190	3,294,469
4.00%, 10/01/37	2,680	2,761,124

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
State of California, Refunding GO (continued) 5.25%, 10/01/39	$18,150	$19,471,973
5.00%, 09/01/42	14,185	15,985,899
5.25%, 09/01/47	10,000	11,279,830
4.00%, 04/01/49	11,500	11,502,357
Various Purposes, 5.00%, 10/01/39	5,000	5,287,685
Various Purposes, 4.00%, 03/01/40	13,000	13,155,870

		184,080,617

Tobacco — 1.6%
California County Tobacco Securitization Agency, Refunding RB
5.00%, 06/01/50	1,070	1,042,468
Series A, 5.00%, 06/01/47	2,595	2,405,604
Series A, 4.00%, 06/01/49	1,540	1,338,446
California County Tobacco Securitization Agency, Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 11/01/43(c)	7,620	1,361,664
California Statewide Financing Authority, RB, 0.00%, 06/01/55(c)(d)	12,700	694,766
California Statewide Financing Authority, RB, CAB, Series D, 0.00%, 06/01/55(c)(d)	20,750	1,280,897
Golden State Tobacco Securitization Corp., Refunding RB
Class B, (SAP), 2.75%, 06/01/34	5,175	4,097,793
Subordinate, 3.85%, 06/01/50	6,020	5,528,642
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Class B-2, Subordinate, 0.00%, 06/01/66(c)	21,820	2,333,082
Inland Empire Tobacco Securitization Corp., RB, 0.00%, 06/01/57(c)	34,680	2,181,892
Inland Empire Tobacco Securitization Corp., Refunding RB, 3.68%, 06/01/38	4,205	3,715,513
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	14,240	14,546,772

		40,527,539

Transportation — 14.1%
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, ARB, Series B, 5.56%, 07/01/32	1,000	1,008,911
City of Long Beach California Harbor Revenue, ARB, Series A, AMT, 5.00%, 05/15/44	7,525	8,095,320
City of Long Beach California Harbor Revenue, RB, Series A, AMT, 5.00%, 05/15/49	2,690	2,893,022
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	6,400	6,716,749
City of Los Angeles Department of Airports, ARB
AMT, 5.25%, 05/15/47	7,000	7,418,166
Series A, AMT, 4.00%, 05/15/40	15,545	15,183,408
Series A, AMT, 5.00%, 05/15/40	6,615	6,747,836
Series A, AMT, 4.00%, 05/15/42	5,425	5,117,430
Series A, AMT, 5.00%, 05/15/42	23,725	24,594,189
Series A, AMT, 5.00%, 05/15/44	3,395	3,526,695
Series B, AMT, 5.00%, 05/15/41	18,710	19,278,634
Series C, AMT, 5.00%, 05/15/45	20,000	20,624,720
Series D, AMT, 5.00%, 05/15/41	8,520	8,683,107
City of Los Angeles Department of Airports, Refunding ARB
AMT, Subordinate, 5.00%, 05/15/35	5,425	5,746,404

Security	Par (000)	Value

Transportation (continued)
City of Los Angeles Department of Airports, Refunding ARB (continued)
Series D, AMT, Subordinate, 5.00%, 05/15/46	$5,000	$5,254,360
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB, Series A, 5.00%, 07/01/41	1,100	1,172,599
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/47	8,475	8,528,681
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	2,000	2,014,142
Port of Los Angeles, Refunding RB, Series C, 4.00%, 08/01/39	3,570	3,586,479
San Diego County Regional Airport Authority, ARB
Series B, AMT, Subordinate, 5.00%, 07/01/46	25,710	26,525,650
Series A, Subordinate, 5.00%, 07/01/46	19,560	20,606,695
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB 2nd Series, AMT, 5.00%, 05/01/48	10,145	10,301,415
Series A, AMT, 5.25%, 05/01/42	40,370	41,865,587
Series A, AMT, 5.00%, 05/01/44	10,125	10,124,676
Series A, AMT, 5.00%, 05/01/47	31,420	31,869,055
Series B, Class B-AMT, AMT, 5.00%, 05/01/46	29,915	30,283,523
Series D, AMT, 5.00%, 05/01/43	6,440	6,612,205
Series D, AMT, 5.25%, 05/01/48	3,500	3,601,136
Series E, AMT, 5.00%, 05/01/38	9,055	9,405,628
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series A, 5.00%, 10/01/46	4,000	4,372,556
San Francisco Municipal Transportation Agency, RB, Series C, 4.00%, 03/01/46	7,000	6,745,396

		358,504,374

Utilities — 19.1%
California Statewide Communities Development Authority, Refunding RB, 1.68%, 02/01/29	1,000	803,196
City of Los Angeles California Wastewater System Revenue, Refunding RB
Series A, 5.00%, 06/01/43	10,000	10,672,640
Series A, Subordinate, 5.00%, 06/01/47	12,655	13,864,489
Series A, Subordinate, 4.00%, 06/01/52	10,000	9,463,280
City of Sacramento California Water Revenue, RB, 5.00%, 09/01/42	6,465	6,867,278
Contra Costa Water District, Refunding RB, Series W, Class D, 4.00%, 10/01/46	10,000	9,867,210
East Bay Municipal Utility District Water System Revenue, RB
Series A, 5.00%, 06/01/49	2,500	2,686,005
Series A, Class A, 4.00%, 06/01/45	4,885	4,887,369
Eastern Municipal Water District Financing Authority, RB, Series D, Class D, 5.25%, 07/01/42	18,500	19,918,969
Irvine Ranch Water District, COP, 5.00%, 03/01/46	19,330	20,222,911
Los Angeles Department of Water & Power Water System Revenue, Refunding RB
Series A, 5.00%, 07/01/41	12,520	13,262,774
Series A, 5.25%, 07/01/44	10,650	11,339,918
Series A, Class A, 5.00%, 07/01/46	29,820	30,995,892
Series B, 4.00%, 07/01/49	15,000	14,738,820
Series C, 5.00%, 07/01/43	7,480	8,385,304
Series C, 5.00%, 07/01/47	5,000	5,531,235

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Los Angeles Department of Water & Power, Refunding RB
Series B, 5.00%, 07/01/51	$29,545	$31,935,456
Series D, 5.00%, 07/01/49	5,780	6,170,208
Metropolitan Water District of Southern California, RB, Series A, AMT, 5.00%, 10/01/51	3,000	3,302,691
Metropolitan Water District of Southern California, Refunding RB
5.00%, 01/01/38	7,000	7,710,990
Series C, 5.00%, 07/01/39	21,705	24,370,417
Northern California Power Agency, RB, BAB, Series A, 7.31%, 06/01/40	2,150	2,540,545
Rancho Water District Financing Authority, Refunding RB
Series A, 4.00%, 08/01/38	4,500	4,641,390
Series A, 4.00%, 08/01/39	4,475	4,598,720
Sacramento County Sanitation Districts Financing Authority, Refunding RB, Series A, 5.00%, 12/01/45	10,015	10,882,309
Sacramento Municipal Utility District, RB
Series G, 5.00%, 08/15/38	22,390	24,656,450
Series G, 5.00%, 08/15/41	20,020	21,869,808
Sacramento Municipal Utility District, Refunding RB
Series H, 4.00%, 08/15/40	7,700	7,875,722
Series H, 4.00%, 08/15/45	1,000	988,230
San Diego Public Facilities Financing Authority, Refunding RB
Series A, 5.00%, 05/15/36	5,000	5,391,390
Series A, 5.00%, 05/15/38	13,595	14,554,644
Series B, 5.00%, 08/01/38	7,725	8,208,631
Series B, 5.00%, 08/01/39	8,735	9,256,881
Series A, AMT, 4.00%, 08/01/36	500	513,740
Series A, AMT, 4.00%, 08/01/37	1,000	1,020,433
Series A, AMT, 4.00%, 08/01/38	1,000	1,016,212
Series A, AMT, 4.00%, 08/01/39	1,250	1,262,500
Series A, AMT, 4.00%, 08/01/40	1,925	1,944,377
Series A, AMT, 4.00%, 08/01/45	14,745	14,435,532
San Francisco City & County Public Utilities Commission Power Revenue, Refunding RB
Series A, 4.00%, 11/01/41	2,515	2,523,134
Series A, 4.00%, 11/01/43	2,390	2,372,450
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB, Series B, 1.00%, 10/01/26	27,880	26,330,541
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB
Series B, 4.00%, 10/01/42	17,010	17,013,793
Series B, 5.00%, 10/01/43	2,965	3,277,206
Series B, 5.00%, 10/01/44	2,515	2,768,145
Series B, 5.00%, 10/01/48	4,290	4,670,214
San Mateo Foster City Public Financing Authority, RB, 4.00%, 08/01/44	5,205	5,205,812

Security	Par (000)	Value

Utilities (continued)
South Coast Water District Financing Authority, Refunding RB, Series A, 5.00%, 02/01/44	$2,480	$2,672,247
State of California Department of Water Resources, Refunding RB, Series AW, 4.00%, 12/01/34	24,015	24,866,716

		484,354,824

Total Municipal Bonds in California		2,046,067,644

Illinois — 0.1%

County/City/Special District/School District — 0.1%
Chicago Board of Education, GO, BAB, 6.14%, 12/01/39	2,060	1,776,647

Puerto Rico — 7.7%

State — 4.3%
Commonwealth of Puerto Rico, GO 0.00%, 11/01/43(c)	18,362	8,384,773
0.00%, 11/01/51(c)	24,815	8,781,129
Series A1, Restructured, 5.63%, 07/01/29	5,196	5,315,414
Series A1, Restructured, 5.75%, 07/01/31	2,021	2,070,329
Series A1, Restructured, 4.00%, 07/01/33	1,917	1,671,521
Series A1, Restructured, 4.00%, 07/01/35	1,723	1,471,381
Series A1, Restructured, 4.00%, 07/01/37	1,479	1,232,378
Series A1, Restructured, 4.00%, 07/01/41	2,010	1,611,424
Series A1, Restructured, 4.00%, 07/01/46	2,091	1,606,053
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(c)	2,467	1,347,450
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(c)	1,124	367,540
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertiable, Restructured, 4.33%, 07/01/40	380	343,016
Series A-1, Restructured, 4.75%, 07/01/53	38,748	34,941,319
Series A-1, Restructured, 5.00%, 07/01/58	9,537	8,977,588
Series A-2, Restructured, 4.54%, 07/01/53	114	99,178
Series A-2, Restructured, 4.78%, 07/01/58	15,623	14,113,615
Series A-2, Restructured, 4.33%, 07/01/40	10,624	9,586,768
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/29	1,117	811,629
Series A-1, Restructured, 0.00%, 07/01/33	3,239	1,894,420
Series A-1, Restructured, 0.00%, 07/01/46	17,313	4,360,954
Series B-1, Restructured, 0.00%, 07/01/46	5,761	1,470,639

		110,458,518

Tobacco — 0.4%
Children’s Trust Fund, RB, Series A, Class A, 0.00%, 05/15/57(c)	150,000	9,916,950

Utilities — 3.0%
Puerto Rico Electric Power Authority, RB 3rd Series, 0.00%, 01/01/20(a)(e)	593	449,564
Series A-3, 10.00%, 07/01/19(a)(e)	2,137	1,666,479
Series B-3, 10.00%, 07/01/19(a)(e)	2,137	1,666,479
Series C-1, 5.40%, 01/01/18(a)(e)	5,870	4,446,726
Series C-2, 5.40%, 07/01/18(a)(e)	5,871	4,447,446
Series C-4, 5.40%, 07/01/20(a)(e)	593	449,564
Series CCC, 5.25%, 07/01/26(a)(e)	1,680	1,240,596
Series CCC, 5.25%, 07/01/28(a)(e)	955	705,220

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Puerto Rico Electric Power Authority, RB (continued)
Series D-4, 7.50%, 07/01/20	$1,638	$1,240,852
Series WW, 5.50%, 07/01/17(a)(e)	1,315	971,062
Series WW, 5.50%, 07/01/18(a)(e)	1,155	852,910
Series WW, 5.50%, 07/01/19(a)(e)	935	690,451
Series WW, 5.38%, 07/01/24(a)(e)	875	646,144
Series WW, 5.25%, 07/01/33(a)(e)	885	653,528
Series XX, 5.25%, 07/01/35(a)(e)	400	295,380
Series XX, 5.75%, 07/01/36(a)(e)	555	409,840
Series A, AMT, 6.75%, 07/01/36(a)(e)	7,630	5,780,038
Series A, RB, 5.00%, 07/01/29(a)(e)	4,130	3,049,799
Series A, RB, 7.00%, 07/01/33(a)(e)	2,230	1,689,316
Series A, RB, 5.00%, 07/01/42(a)(e)	8,830	6,520,513
Series A, RB, 7.00%, 07/01/43(a)(e)	955	723,452
Series TT, RB, 5.00%, 07/01/25(a)(e)	480	354,456
Series TT, RB, 5.00%, 07/01/26(a)(e)	1,285	948,908
Series WW, RB, 5.50%, 07/01/38(a)(e)	1,170	863,987
Series XX, RB, 5.25%, 07/01/27(a)(e)	645	476,300
Series XX, RB, 5.25%, 07/01/40(a)(e)	11,490	8,484,790
Puerto Rico Electric Power Authority, Refunding RB
Series AAA, 5.25%, 07/01/22(a)(e)	2,150	1,587,668
Series AAA, 5.25%, 07/01/27	6,540	4,829,463
Series AAA, 5.25%, 07/01/28(a)(e)	4,690	3,463,330
Series BBB, 5.40%, 07/01/28	2,805	2,071,352
Series UU, 3.47%, 07/01/17(a)(b)(e)	395	296,250
Series UU, 0.00%, 07/01/18(a)(b)(e)	355	266,250
Series UU, 1.32%, 07/01/20(a)(b)(e)	3,175	2,381,250
Series UU, 3.21%, 07/01/31(b)(e)	3,765	2,823,750
Series ZZ, 5.00%, 07/01/17(a)(e)	925	683,066
Series ZZ, 5.25%, 07/01/19	2,945	2,174,735
Series ZZ, 5.25%, 07/01/24(a)(e)	1,990	1,469,516
Series ZZ, 5.00%, 07/01/28(a)(e)	990	731,066
Series AAA, Refunding RB, 5.25%, 07/01/29(a)(e)	530	391,379
Puerto Rico Electric Power Authority, Refunding RB, BAB, 6.13%, 07/01/40	4,060	2,998,107

		75,890,982

Total Municipal Bonds in Puerto Rico		196,266,450

Total Municipal Bonds — 88.4% (Cost: $2,364,778,168)		2,244,110,741

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 14.5%

County/City/Special District/School District — 2.4%
Grossmont-Cuyamaca Community College District, GO, Election 2012, Series B, 5.00%, 08/01/44	29,715	31,616,402
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue, Refunding RB, Series A, 5.00%, 07/01/44	25,935	27,829,748

		59,446,150

Education — 2.4%
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	15,370	16,504,437
University of California, Refunding RB, Series AZ, 5.00%, 05/15/43	41,740	44,853,261

		61,357,698

Security	Par (000)	Value

Utilities — 9.7%
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.25%, 06/01/47	$20,000	$21,227,740
City of Los Angeles Department of Airports, ARB, AMT, Series A, 5.00%, 05/15/34	11,635	12,638,658
Eastern Municipal Water District Financing Authority, RB, Series D, Class D, 5.00%, 07/01/47	36,105	37,997,651
Los Angeles Department of Water & Power, RB, 5.00%, 07/01/46	35,325	38,588,168
Metropolitan Water District of Southern California, RB, AMT, Series A, 5.00%, 10/01/51	26,620	29,305,878
Sacramento County Sanitation Districts Financing Authority, Refunding RB, Series A, 5.00%, 12/01/50	23,620	25,406,570
San Diego Public Facilities Financing Authority, Refunding RB, Subordinate, Series A, 5.00%, 08/01/43	33,820	36,336,225
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/43	41,405	44,198,702

		245,699,592

Total Municipal Bonds in California		366,503,440

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.5% (Cost: $382,356,373)		366,503,440

Total Long-Term Investments — 103.0% (Cost: $2,751,026,835)		2,613,342,649

	Shares

Short-Term Securities

Money Market Funds — 3.1%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 1.33%(g)(h)	79,171,327	79,131,741

Total Short-Term Securities — 3.1% (Cost: $79,118,235)		79,131,741

Total Investments — 106.1% (Cost: $2,830,145,070)		2,692,474,390

Other Assets Less Liabilities — 0.7%		16,500,274

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.8)%		(171,498,230)

Net Assets — 100.0%		$2,537,476,434

(a)	Non-income producing security.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Zero-coupon bond.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock California Municipal Opportunities Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds California Money Fund, Institutional Class	$124,791,461	$—	$(45,651,950)(a)	$(16,177)	$8,407	$79,131,741	79,171,327	$529,552	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	3,046	03/22/23	$346,578	$(2,470,744)
U.S. Long Bond	3,361	03/22/23	428,948	(2,990,327)
5-Year U.S. Treasury Note	1,828	03/31/23	198,852	(1,438,321)

				$(6,899,392)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$6,899,392	$—	$6,899,392

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$68,949,577	$—	$68,949,577

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(14,228,410)	$—	$(14,228,410)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$793,616,813

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock California Municipal Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$2,728,468	$—	$2,728,468
Municipal Bonds	—	2,244,110,741	—	2,244,110,741
Municipal Bonds Transferred to Tender Option Bond Trusts	—	366,503,440	—	366,503,440
Short-Term Securities
Money Market Funds	79,131,741	—	—	79,131,741

	$79,131,741	$2,613,342,649	$—	$2,692,474,390

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(6,899,392)	$—	$—	$(6,899,392)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $170,654,950 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) November 30, 2022	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.2%

Utilities — 0.2%
Guam Government Waterworks Authority, RB, Series A, AMT, 5.00%, 01/01/50	$500	$500,368

New Jersey — 87.0%

Corporate — 2.8%
New Jersey Economic Development Authority, RB, AMT, 4.00%, 08/01/59	4,200	3,271,469
New Jersey Economic Development Authority, Refunding RB
3.38%, 04/01/38	1,360	1,256,761
3.50%, 04/01/42	720	630,887
Series A, AMT, 2.20%, 10/01/39(a)	3,880	3,414,039

		8,573,156

County/City/Special District/School District — 14.1%
Carlstadt School District, Refunding GO, (SCH BD RES FD), 4.00%, 05/01/30	1,415	1,438,125
City of East Orange New Jesery, Refunding GO, (AGM), 3.00%, 09/15/31	2,200	2,153,547
Clifton Board of Education, GO
(AGM SCH BD RES FD), 2.25%, 08/15/45	1,790	1,200,861
(AGM SCH BD RES FD), 2.25%, 08/15/46	1,850	1,214,569
Essex County Improvement Authority, RB, (GTD), 4.00%, 11/01/44	7,695	7,644,336
Essex County Improvement Authority, Refunding RB, (NPFGC GTD), 5.50%, 10/01/29	1,500	1,764,032
Ewing Township Board of Education, GO
(SCH BD RES FD), 4.00%, 07/15/38	920	920,477
(SCH BD RES FD), 4.00%, 07/15/39	740	736,654
Hudson County Improvement Authority, RB, 5.00%, 05/01/46	1,440	1,487,367
Monmouth Regional High School District, GO, (SCH BD RES FD), 3.00%, 02/01/34	1,260	1,191,018
New Jersey Economic Development Authority, RB 5.00%, 06/15/23(b)	2,000	2,026,402
Series AAA, 5.00%, 06/15/41	1,990	2,027,906
Series B, AMT, 6.50%, 04/01/31	1,605	1,632,068
Newark Board of Education, Refunding GO, (BAM SCH BD RES FD), 3.00%, 07/15/39	630	531,215
Sparta Township Board of Education, Refunding GO, (SCH BD RES FD), 5.00%, 02/15/25(b)	1,350	1,419,773
Toms River Board of Education, GO, (SCH BD RES FD), 3.00%, 07/15/37	4,605	4,127,683
Township of Bloomfield New Jersey, Refunding GO, 3.00%, 02/01/33	1,040	1,022,355
Township of Irvington New Jersey, Refunding GO, Series A, (AGM), 5.00%, 07/15/24(b)	2,445	2,539,230
Township of Monroe New Jersey/Gloucester County, Refunding GO
3.00%, 06/01/37	385	359,225
3.00%, 06/01/38	410	377,424
Union County Utilities Authority, Refunding RB
Series A, AMT, (GTD), 4.75%, 12/01/31	1,225	1,226,844
Series A, AMT, (GTD), 5.25%, 12/01/31	6,120	6,131,806

		43,172,917

Security	Par (000)	Value

Education — 15.4%
Atlantic County Improvement Authority, RB, Series A, (AGM), 4.00%, 07/01/46	$1,250	$1,156,195
Camden County Improvement Authority, RB, 6.00%, 06/15/52	220	227,598
Gloucester County Improvement Authority, RB
5.00%, 07/01/44	530	539,277
Series A, Class A, 5.00%, 07/01/34	1,855	1,931,684
New Jersey Economic Development Authority, RB 6.00%, 10/01/43	1,000	1,013,402
Series A, 5.00%, 07/01/27(c)	170	169,193
Series A, 5.13%, 11/01/29(c)	100	99,468
Series A, 5.25%, 07/01/37(c)	470	451,449
Series A, 6.25%, 11/01/38(c)	210	215,773
Series A, 5.00%, 06/15/39(c)	825	784,178
Series A, 5.38%, 07/01/47(c)	815	749,300
Series A, 5.00%, 12/01/48	2,190	2,087,015
Series A, 5.00%, 06/15/49(c)	135	122,514
Series A, 5.00%, 07/01/50	200	186,573
Series A, 6.50%, 11/01/52(c)	1,210	1,230,737
Series A, 5.25%, 11/01/54(c)	1,100	945,785
Series A, Class A, 5.00%, 07/01/47	265	243,382
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/37	2,760	2,826,947
(AGM), 5.00%, 06/01/42	690	703,370
Class I, (SAP), 3.50%, 03/01/28(a)	2,590	2,602,624
Series A, 4.75%, 08/01/24(c)	100	99,524
Series A, 5.63%, 08/01/34(c)	250	250,785
Series A, 5.00%, 09/01/37(c)	315	300,292
Series A, 5.88%, 08/01/44(c)	430	430,679
Series A, 5.13%, 09/01/52(c)	1,000	890,043
AMT, 3.00%, 08/01/41	4,620	3,302,644
AMT, 3.00%, 08/01/43	6,650	4,812,284
New Jersey Educational Facilities Authority, RB
Series C, (AGM), 3.25%, 07/01/49	290	225,276
Series C, (AGM), 4.00%, 07/01/50	245	224,677
New Jersey Educational Facilities Authority, Refunding RB
Series A, 5.00%, 07/01/33	2,005	2,055,741
Series B, 5.00%, 07/01/32	2,465	2,586,386
Series H, (AGM), 4.00%, 07/01/39	715	690,288
New Jersey Higher Education Student Assistance Authority, RB, Sub-Series C, AMT, 4.00%, 12/01/48	700	619,606
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, Class B-AMT, AMT, 3.00%, 12/01/32	1,635	1,525,921
Series B, Class B-AMT, AMT, 4.00%, 12/01/41	950	974,860
Sub-Series C, Class C-AMT, AMT, 3.63%, 12/01/49	1,065	877,443
Series C, Class C-AMT, AMT, Subordinate, 5.00%, 12/01/52	1,075	1,077,244
New Jersey Institute of Technology, RB, Series A, AMT, 5.00%, 07/01/40	5,000	5,130,565
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(b)	2,500	2,526,180

		46,886,902

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health — 16.6%
New Jersey Economic Development Authority, Refunding RB
5.00%, 01/01/34	$270	$258,546
5.00%, 01/01/39	270	247,413
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/42	4,660	4,791,859
2.38%, 07/01/46	3,740	2,407,101
3.00%, 07/01/51	7,905	5,799,069
Series A, 5.25%, 07/01/35	1,460	1,478,687
Series A, 5.00%, 07/01/39	1,150	1,169,628
Series A, 5.00%, 07/01/43	1,535	1,553,415
VRDN, 1.55%, 12/07/22(a)(d)	14,000	14,000,000
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 08/15/23(b)	460	467,971
5.00%, 07/01/24(b)	2,950	3,060,881
5.00%, 07/01/29	285	291,814
5.00%, 07/01/34	1,000	1,051,341
5.00%, 07/01/39	4,060	4,173,749
4.00%, 07/01/41	1,000	970,292
Series A, 4.00%, 07/01/32	2,300	2,351,557
Series A, 5.00%, 07/01/37	5,000	5,226,955
Series A, 5.00%, 07/01/43	1,290	1,322,980

		50,623,258

Housing — 3.0%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing
Series H, 2.15%, 10/01/41	910	665,701
Series H, 2.30%, 10/01/46	680	467,567
Series H, 2.40%, 04/01/52	680	446,181
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing
Series A, (HUD SECT 8), 2.25%, 11/01/36	350	281,315
Series A, (HUD SECT 8), 2.45%, 11/01/45	240	175,198
Series A, (HUD SECT 8), 2.65%, 11/01/46	350	246,932
Series A, 4.00%, 11/01/48	150	133,329
Series A, (HUD SECT 8), 2.55%, 11/01/50	220	153,905
Series A, (HUD SECT 8), 2.70%, 11/01/51	350	236,494
Series A, 4.10%, 11/01/53	100	94,166
Series A, (HUD SECT 8), 2.63%, 11/01/56	220	138,296
Series A, (HUD SECT 8), 2.75%, 11/01/56	350	229,053
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing
Series A, 3.75%, 10/01/35	900	865,788
Series E, 2.25%, 10/01/40	695	504,653
Series E, 2.40%, 10/01/45	530	359,570
Newark Housing Authority, RB, M/F Housing
Series A, AMT, 5.00%, 12/01/30	1,640	1,670,412
Series A, AMT, 4.38%, 12/01/33	2,515	2,533,644

		9,202,204

State — 20.9%
Casino Reinvestment Development Authority, Inc., Refunding RB
Class D, (AGM), 4.00%, 11/01/34	500	501,868
Class D, 5.25%, 11/01/39	1,020	1,042,345
Class D, 5.25%, 11/01/44	1,590	1,608,471

Security	Par (000)	Value

State (continued)
Garden State Preservation Trust, RB, Series A, Class A, (AGM), 5.75%, 11/01/28	$2,565	$2,819,520
Garden State Preservation Trust, RB, CAB(e)
Series B, Class B, (AGM), 0.00%, 11/01/24	10,000	9,446,980
Series B, Class B, (AGM), 0.00%, 11/01/27	4,135	3,501,162
New Jersey Economic Development Authority, RB 4.00%, 06/15/49	1,190	1,048,263
Class A, 5.25%, 11/01/47	2,200	2,307,083
Series A, 5.00%, 06/15/42	4,000	4,085,532
Series DDD, 5.00%, 06/15/42	3,000	3,071,817
Series EEE, 5.00%, 06/15/43	5,505	5,636,603
New Jersey Economic Development Authority, Refunding RB
Series PP, 4.00%, 06/15/24(b)	4,875	4,980,670
Sub-Series A, 5.00%, 07/01/33	125	128,898
Sub-Series A, 4.00%, 07/01/34	165	158,970
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	2,194	2,258,183
New Jersey Educational Facilities Authority, RB, Series A, 5.00%, 09/01/33	1,750	1,800,225
New Jersey Health Care Facilities Financing Authority, RB, 5.00%, 09/15/29	2,000	2,031,756
New Jersey Transportation Trust Fund Authority, RB
Series AA, 4.00%, 06/15/45	1,775	1,613,427
Series AA, 5.00%, 06/15/45	1,000	1,009,442
Series BB, 4.00%, 06/15/50	2,500	2,193,163
Series S, 5.25%, 06/15/43	1,720	1,784,909
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, Class A, 0.00%, 12/15/38(e)	10,000	4,576,970
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/32	1,775	1,892,201
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/42	2,380	2,374,652
State of New Jersey, GO, 2.00%, 06/01/37	2,600	2,001,532

		63,874,642

Tobacco — 1.3%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	1,000	980,798
Series A, 5.25%, 06/01/46	1,000	1,006,818
Sub-Series B, 5.00%, 06/01/46	2,000	2,001,636

		3,989,252

Transportation — 12.8%
New Jersey Economic Development Authority, RB
AMT, (AGM), 5.13%, 01/01/39	1,000	1,009,048
AMT, (AGM), 5.13%, 07/01/42	1,000	1,009,201
AMT, 5.38%, 01/01/43	905	906,683
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/42(f)	210	217,659
5.25%, 06/15/46(f)	210	221,099
Class BB, 5.00%, 06/15/36	1,250	1,331,019
Class BB, 4.00%, 06/15/37	700	670,876
Class BB, 4.00%, 06/15/50	650	570,222
Series A, 5.00%, 06/15/30	1,250	1,313,771
Series AA, 5.25%, 06/15/31	2,000	2,024,344
Series AA, 4.00%, 06/15/36	1,435	1,400,805
Series AA, 4.00%, 06/15/50	1,500	1,315,898
Series AA, Class AA, 5.00%, 06/15/45	2,500	2,568,455

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series B, 5.00%, 06/15/33	$550	$584,940
Series BB, 4.00%, 06/15/44	2,335	2,126,793
New Jersey Transportation Trust Fund Authority, RB, CAB(e)
Series A, 0.00%, 12/15/32	10,000	6,530,720
Series A, Class A, 0.00%, 12/15/35	8,900	4,862,417
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/31	2,730	2,853,841
Series A, 5.00%, 12/15/35	455	477,066
Series A, 4.00%, 06/15/36	1,700	1,659,491
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	2,000	2,037,088
New Jersey Turnpike Authority, Refunding RB, Series A, (BHAC-CR AGM), 5.25%, 01/01/30	1,000	1,146,723
South Jersey Transportation Authority, Refunding RB
Series A, 5.00%, 11/01/32	440	450,976
Series A, 5.00%, 11/01/33	250	255,395
Series A, 5.00%, 11/01/39	1,500	1,514,332

		39,058,862

Utilities — 0.1%
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, Class A, AMT, 5.00%, 12/01/24(g)	205	208,743
New Jersey Infrastructure Bank, RB, 2.00%, 09/01/43	240	152,263

		361,006

Total Municipal Bonds in New Jersey		265,742,199

New York — 4.3%

Transportation — 4.3%
Port Authority of New York & New Jersey, ARB
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,037,093
AMT, 5.00%, 11/01/33	495	527,851
218th Series, AMT, 5.00%, 11/01/32	1,495	1,599,154
Consolidated, 221st Series, AMT, 4.00%, 07/15/50	1,335	1,194,937
RB, AMT, 5.00%, 11/01/30	1,000	1,076,521
Port Authority of New York & New Jersey, Refunding ARB
194th Series, 5.25%, 10/15/55	1,460	1,504,676
Series 205th, 5.00%, 11/15/42	1,975	2,071,613
178th Series, AMT, 5.00%, 12/01/43	285	287,093
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	3,000	3,038,253
Series 223, AMT, 4.00%, 07/15/41	725	684,209
Series 223, AMT, 4.00%, 07/15/46	225	203,539

Total Municipal Bonds in New York		13,224,939

Pennsylvania — 0.9%

Transportation — 0.9%
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	1,130	1,178,411
Delaware River Port Authority, RB, 5.00%, 01/01/40	1,500	1,536,116

Total Municipal Bonds in Pennsylvania		2,714,527

Security	Par (000)	Value

Puerto Rico — 3.0%

State — 3.0%
Commonwealth of Puerto Rico, GO, Series A1, Restructured, 5.63%, 07/01/29	$1,043	$1,067,563
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,932	2,643,955
Series A-1, Restructured, 5.00%, 07/01/58	2,622	2,468,201
Series A-2, Restructured, 4.78%, 07/01/58	1,757	1,587,251
Series A-2, Restructured, 4.33%, 07/01/40	580	523,374
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(e)
Series A-1, Restructured, 0.00%, 07/01/46	2,674	673,551
Series B-1, Restructured, 0.00%, 07/01/46	567	144,741

Total Municipal Bonds in Puerto Rico		9,108,636

Total Long-Term Investments — 95.4% (Cost: $299,579,542)		291,290,669

	Shares

Short-Term Securities

Money Market Funds — 3.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.59%(h)(i)	10,207,996	10,209,017

Total Short-Term Securities — 3.4% (Cost: $10,207,236)		10,209,017

Total Investments — 98.8% (Cost: $309,786,778)		301,499,686

Other Assets Less Liabilities — 1.2%		3,774,692

Net Assets — 100.0%		$305,274,378

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(e)	Zero-coupon bond.
(f)	When-issued security.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock New Jersey Municipal Bond Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$13,301,815	$—	$(3,084,654	)(a)	$(8,881)	$737	$10,209,017	10,207,996	$132,525	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	41	03/22/23	$4,665	$(35,999)
U.S. Long Bond	50	03/22/23	6,381	(53,662)
5-Year U.S. Treasury Note	35	03/31/23	3,807	(30,060)

				$(119,721)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$119,721	$—	$119,721

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,363,475	$—	$2,363,475

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(457,158)	$—	$(457,158)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$20,476,696

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock New Jersey Municipal Bond Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$291,290,669	$—	$291,290,669
Short-Term Securities
Money Market Funds	10,209,017	—	—	10,209,017

	$10,209,017	$291,290,669	$—	$301,499,686

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(119,721)	$—	$—	$(119,721)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2022	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.2%

Utilities — 0.2%
Guam Government Waterworks Authority, RB, Series A, AMT, 5.00%, 01/01/50	$820	$820,603

Pennsylvania — 93.9%

Corporate — 5.8%
Lehigh County Industrial Development Authority, Refunding RB, Series A, 3.00%, 09/01/29	3,100	2,996,847
Pennsylvania Economic Development Financing Authority, RB
Class A, AMT, 2.30%, 06/01/41(a)	13,335	12,949,205
Series A, AMT, 0.58%, 08/01/37(a)	5,000	4,765,550
Series A, AMT, 3.25%, 08/01/39(b)	2,800	2,180,786
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,355	1,357,294

		24,249,682

County/City/Special District/School District — 15.4%
Altoona Area School District, GO, Series A, AMT, (AGM, SAW), 5.00%, 12/01/36	2,895	3,040,404
Bethlehem Area School District, GO
Series A, AMT, (BAM SAW), 5.00%, 08/01/34	2,390	2,505,633
Series A, AMT, (BAM SAW), 5.00%, 08/01/35	1,790	1,875,811
Boyertown Area School District, GO
(SAW), 5.00%, 10/01/36	890	914,205
(SAW), 5.00%, 10/01/38	1,335	1,367,892
Bristol Township School District, GO, (BAM SAW), 5.00%, 06/01/42	2,550	2,680,139
Catasauqua Area School District, Refunding GO, (BAM SAW), 4.00%, 02/15/42	2,255	2,150,165
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	3,720	3,503,381
City of Philadelphia Pennsylvania, GO, Series B, 5.00%, 02/01/39	1,540	1,642,672
City of Philadelphia Pennsylvania, Refunding GO, Series A, 5.00%, 08/01/37	2,140	2,248,855
Coatesville School District, GO, CAB(c)
Series A, (BAM SAW), 0.00%, 10/01/34	290	174,089
Series A, (BAM SAW), 0.00%, 10/01/37	2,505	1,270,651
Series A, Class A, (BAM SAW), 0.00%, 10/01/35	2,565	1,456,356
Coatesville School District, Refunding GO, CAB(c)
Series B, Class B, (BAM SAW), 0.00%, 10/01/33	500	316,575
Series B, Class B, (BAM SAW), 0.00%, 10/01/34	980	588,301
Series C, Class C, (BAM SAW), 0.00%, 10/01/33	640	405,216
County of Lancaster Pennsylvania, Refunding GO 4.00%, 11/01/34	500	510,046
4.00%, 11/01/35	520	528,043
4.00%, 11/01/36	540	546,227
4.00%, 11/01/37	565	569,224
4.00%, 11/01/38	585	588,056
Dallastown Area School District, Refunding GO, (SAW), 5.00%, 04/15/34	1,835	1,913,342
Fox Chapel Area School District, GO
(SAW), 5.00%, 02/01/39	4,100	4,348,275
(SAW), 5.00%, 02/01/42	6,365	6,698,831
Mechanicsburg Area School District, GO
Series A, AMT, (SAW), 4.00%, 03/01/40	2,160	2,122,576
Series A, AMT, (SAW), 4.00%, 03/01/42	2,335	2,259,727

Security	Par (000)	Value

County/City/Special District/School District (continued)
North Allegheny School District, GO, (SAW), 4.00%, 05/01/39	$1,000	$981,660
School District of Philadelphia, Refunding GO, Series F, (SAW), 5.00%, 09/01/37	1,815	1,876,588
Springfield School District/Delaware County, GO, (SAW), 5.00%, 03/01/40	1,710	1,807,372
State Public School Building Authority, Refunding RB, Series A, (AGM), 5.00%, 06/01/33	5,000	5,320,820
Tredyffrin Easttown School District, GO, (SAW), 5.00%, 02/15/39	1,130	1,208,006
West Shore School District, GO
(SAW), 5.00%, 11/15/43	4,045	4,229,412
(SAW), 5.00%, 11/15/48	1,975	2,048,320

		63,696,870

Education — 20.6%
Berks County Municipal Authority, Refunding RB
5.00%, 10/01/39	290	270,885
5.00%, 10/01/49	795	719,728
Bethlehem Redevelopment Authority, Refunding RB
5.00%, 10/01/33	320	334,270
4.00%, 10/01/38	330	299,968
Chester County Industrial Development Authority, RB
4.00%, 12/01/49	3,750	3,465,559
4.00%, 12/01/51	4,000	3,666,256
Delaware County Authority, RB, 5.00%, 08/01/40	1,795	1,851,302
East Hempfield Township Industrial Development Authority, RB(d)
5.00%, 07/01/23	1,215	1,231,842
5.00%, 07/01/25	1,810	1,915,241
Latrobe Industrial Development Authority, Refunding RB, 4.00%, 03/01/46	515	420,586
Lehigh County Industrial Development Authority, Refunding RB, 4.00%, 05/01/51	1,545	1,114,776
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	6,000	5,906,034
Pennsylvania Higher Education Assistance Agency, RB
Series A, AMT, 5.00%, 06/01/30	260	279,599
Series A, AMT, 2.63%, 06/01/42	2,000	1,690,530
Series B, AMT, Subordinate, 3.13%, 06/01/48	650	469,710
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	5,790	5,853,875
Pennsylvania Higher Educational Facilities Authority, Refunding RB
4.00%, 05/01/36	500	479,616
5.00%, 05/01/37	1,595	1,517,328
5.00%, 05/01/41	810	831,023
Series A, 5.25%, 07/15/23(d)	2,420	2,459,349
Series A, 5.50%, 07/15/23(d)	365	371,478
Series A, 5.00%, 11/01/25	200	206,481
Series A, 5.00%, 11/01/26	100	103,922
Series A, 5.00%, 11/01/27	150	156,694
Series A, 5.00%, 11/01/29	1,150	1,209,227
Series A, (AGM), 4.00%, 05/01/50	5,000	4,498,580
Series A, Class A, 5.00%, 11/01/31	205	216,813
Pennsylvania State University, RB
5.00%, 09/01/48	2,615	2,769,594
Series A, AMT, 5.00%, 09/01/43	3,935	4,253,971
Philadelphia Authority for Industrial Development, RB
4.00%, 06/15/29	485	451,930
5.00%, 06/15/39	840	782,899

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Philadelphia Authority for Industrial Development, RB (continued)
4.00%, 06/01/41	$490	$392,914
4.00%, 12/01/48	8,090	7,946,742
5.00%, 06/15/50	800	688,051
4.00%, 06/01/51	395	284,849
5.25%, 11/01/52	2,145	2,193,250
4.00%, 06/01/56	560	389,597
Series A, 5.25%, 06/15/52	625	588,413
Philadelphia Authority for Industrial Development, Refunding RB
5.00%, 05/01/30	745	772,583
5.00%, 05/01/40	675	676,148
5.00%, 06/15/40(b)	1,180	1,126,081
4.00%, 05/01/42	4,780	3,820,195
5.00%, 05/01/50	2,010	1,876,852
5.00%, 06/15/50(b)	585	523,790
Series 2015, 5.00%, 04/01/45	3,330	3,399,910
Sports & Exhibition Authority, of Pittsburgh and Allegheny County RB, Series A, VRDN, (AGM), 1.91%, 12/07/22(a)(e)	7,165	7,165,000
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, 2.26%, 02/15/24(a)	3,620	3,636,782

		85,280,223

Health — 19.1%
Allegheny County Hospital Development Authority, RB, Series D2, 2.60%, 11/15/47(a)	2,865	2,904,889
Allegheny County Hospital Development Authority, Refunding RB
Series A, 4.00%, 04/01/37	4,300	4,143,351
Series A, 4.00%, 07/15/39	2,250	2,160,491
Series A, 5.00%, 04/01/47	1,950	1,967,733
Bucks County Industrial Development Authority, RB
4.00%, 08/15/44	1,690	1,500,178
4.00%, 07/01/51	2,500	1,778,540
Bucks County Industrial Development Authority, Refunding RB, 5.00%, 10/01/37	1,560	1,565,393
Chester County Health and Education Facilities Authority, RB, Series A, 4.00%, 09/01/39	970	930,809
Chester County Health and Education Facilities Authority, Refunding RB, Series A, Class A, 5.25%, 12/01/45	1,500	1,342,535
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/25(d)	430	450,204
4.00%, 01/01/36	645	580,585
4.13%, 01/01/38	260	231,628
5.00%, 01/01/38	2,185	2,191,902
5.00%, 01/01/39(d)	1,120	1,249,993
Doylestown Hospital Authority, RB
Series A, 4.00%, 07/01/45	1,250	902,145
Series A, 5.00%, 07/01/49	1,500	1,239,365
DuBois Hospital Authority, Refunding RB, 4.00%, 07/15/48	3,440	2,900,474
Geisinger Authority, Refunding RB, Series A-2, 5.00%, 02/15/39	5,950	6,128,381
Hospitals & Higher Education Facilities Authority of Philadelphia, Refunding RB, (AGM), 4.00%, 07/01/40	1,600	1,538,259
Hospitals & Higher Education Facilities Authority, of Philadelphia, Refunding RB, 5.00%, 07/01/33	1,000	1,023,279

Security	Par (000)	Value

Health (continued)
Lancaster County Hospital Authority, Refunding RB, 5.00%, 11/01/35	$925	$945,877
Lancaster Industrial Development Authority, RB
4.00%, 12/01/44	730	662,328
5.00%, 12/01/44	1,170	1,195,563
4.00%, 12/01/49	985	855,623
Montgomery County Higher Education and Health Authority, Refunding RB
Series A, 5.00%, 09/01/37	1,365	1,425,003
RB, 4.00%, 09/01/44	7,550	6,797,688
Montgomery County Industrial Development Authority, Refunding RB, 5.25%, 01/01/40	5,000	4,962,735
Moon Industrial Development Authority, Refunding RB, 6.00%, 07/01/45	2,250	1,931,283
Mount Lebanon Hospital Authority, RB, 4.00%, 07/01/48	2,910	2,688,334
Northampton County General Purpose Authority, Refunding RB, 5.00%, 08/15/46	1,350	1,355,041
Pennsylvania Economic Development Financing Authority, RB, Series B, 4.00%, 03/15/40	2,000	1,923,556
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	4,000	3,761,364
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/41	5,000	5,067,665
St. Mary Hospital Authority, Refunding RB
5.00%, 12/01/28(d)	4,065	4,594,190
5.00%, 12/01/48	2,035	2,084,935
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/36	500	449,832
Series A, 4.00%, 11/15/41	445	380,226
Series A, 4.00%, 11/15/46	715	583,326
Westmoreland County Industrial Development Authority, Refunding RB, Series A, 4.00%, 07/01/37	1,040	910,963

		79,305,666

Housing — 3.7%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, 2.45%, 10/01/41	1,315	950,274
Series 137, 2.60%, 04/01/46	5,270	3,621,049
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 136, 2.55%, 10/01/51	2,250	1,432,762
Series 2022, 4.15%, 10/01/42	3,000	2,802,084
Philadelphia Authority for Industrial Development, RB, M/F Housing(f)(g)
Series A, 3.50%, 12/01/36	1,260	983,955
Series A, 4.00%, 12/01/46	5,740	4,167,022
Series A, 4.00%, 12/01/51	2,300	1,595,089

		15,552,235

State — 5.1%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	330	297,681
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, 5.00%, 05/01/42	3,770	3,666,057
Chester County Industrial Development Authority, SAB(b) 4.25%, 03/01/35	1,280	1,181,548
5.00%, 03/01/38	483	465,500
5.13%, 03/01/48	916	847,720
4.75%, 03/01/50	2,720	2,400,090

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Commonwealth Financing Authority, RB, 5.00%, 06/01/35	$2,205	$2,338,777
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,425	1,433,821
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	2,620	2,631,324
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, RB
Sub-Series B, 5.25%, 12/01/48	3,215	3,309,299
Series A, AMT, 5.25%, 12/01/44	1,500	1,594,036
Redevelopment Authority of The County of Washington, Refunding TA
4.00%, 07/01/23	195	194,347
5.00%, 07/01/28	600	601,870

		20,962,070

Transportation — 15.2%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
AMT, (AGM), 4.00%, 07/01/40	1,075	1,008,348
Series B, AMT, 5.00%, 07/01/37	1,800	1,843,774
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	4,045	4,218,296
Pennsylvania Turnpike Commission, RB
Series A, 5.50%, 12/01/42	2,515	2,635,345
Series A-1, 5.00%, 12/01/41	100	103,553
Series B, 5.00%, 12/01/35	885	982,008
Sub-Series B-1, 5.00%, 06/01/42	5,205	5,342,157
Sub-Series B-1, 5.25%, 06/01/47	1,000	1,029,947
Series A, Subordinate, 5.00%, 12/01/37	2,660	2,830,956
Series A, Subordinate, 5.00%, 12/01/39	2,075	2,192,833
Series B, Subordinate, 3.00%, 12/01/51	1,580	1,027,958
Pennsylvania Turnpike Commission, RB, CAB(c)
Sub-Series A-3, (AGM), 0.00%, 12/01/40	1,820	807,536
Sub-Series A-3, 0.00%, 12/01/42	5,740	2,136,864
Pennsylvania Turnpike Commission, Refunding RB 5.25%, 12/01/52(h)	1,225	1,310,251
Series A-1, 5.25%, 12/01/45	4,730	4,840,214
Series B-2, (AGM), 5.00%, 06/01/35	2,900	3,108,284
Series C, 5.00%, 12/01/46	825	872,560
Series C, 3.00%, 12/01/51	1,780	1,288,699
VRDN, 1.86%, 12/07/22(a)(e)	15,000	15,000,000
Southeastern Pennsylvania Transportation Authority, RB 5.00%, 06/01/32	1,925	2,123,140
5.25%, 06/01/47	3,695	4,039,496
5.25%, 06/01/52	2,000	2,167,272
Susquehanna Area Regional Airport Authority, Refunding RB, AMT, 5.00%, 01/01/38	2,200	2,203,969

		63,113,460

Utilities — 9.0%
Aliquippa Municipal Water Authority Water & Sewer Revenue, RB, (BAM), 4.00%, 11/15/51	2,405	2,144,209
Allegheny County Sanitary Authority, RB, 5.00%, 06/01/43	4,000	4,210,108
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB
Series C, 5.50%, 06/01/47	3,100	3,440,740
Series A, AMT, 5.00%, 10/01/43	3,460	3,644,411

Security	Par (000)	Value

Utilities (continued)
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB (continued)
Series A, AMT, 5.00%, 11/01/45	$3,210	$3,403,900
Series A, AMT, 5.25%, 10/01/52	1,190	1,238,862
Delaware County Regional Water Quality Control Authority, RB, 5.00%, 05/01/23(d)	980	989,812
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	2,055	1,755,196
Oxford Area Sewer Authority, Refunding RB
(BAM), 3.00%, 07/01/35	155	142,693
(BAM), 3.00%, 07/01/46	2,395	1,833,638
(BAM), 2.38%, 07/01/55	915	515,884
Pennsylvania Economic Development Financing Authority, Refunding RB, Class B, VRDN, 2.80%, 12/07/22(a)(e)	2,000	2,000,000
Philadelphia Gas Works Co., Refunding RB 5.00%, 08/01/30	700	731,444
5.00%, 08/01/31	900	937,866
5.00%, 08/01/32	1,200	1,246,103
5.00%, 08/01/33	600	619,646
5.00%, 08/01/34	1,050	1,082,002
Pittsburgh Water & Sewer Authority, RB, Series A, 1st Lien, (AGM), 5.00%, 09/01/44	2,045	2,158,275
Pittsburgh Water & Sewer Authority, Refunding RB, Series C, Class C, (AGM), 2.55%, 09/01/40(a)	3,620	3,628,015
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	1,420	1,409,286

		37,132,090

Total Municipal Bonds in Pennsylvania		389,292,296

Puerto Rico — 2.9%

State — 2.9%
Commonwealth of Puerto Rico, GO, Series A1, Restructured, 5.63%, 07/01/29	1,643	1,680,878
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	4,797	4,325,733
Series A-2, Restructured, 4.78%, 07/01/58	3,034	2,740,876
Series A-2, Restructured, 4.33%, 07/01/40	1,950	1,759,620
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/46	5,314	1,338,538
Series B-1, Restructured, 0.00%, 07/01/46	925	236,129

Total Municipal Bonds in Puerto Rico		12,081,774

Total Long-Term Investments — 97.0% (Cost: $429,536,444)		402,194,673

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.59%(i)(j)	4,432,232	$4,432,675

Total Short-Term Securities — 1.1% (Cost: $4,432,232)		4,432,675

Total Investments — 98.1% (Cost: $433,968,676)		406,627,348

Other Assets Less Liabilities — 1.9%		7,985,552

Net Assets — 100.0%		$414,612,900

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	When-issued security.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$14,915,694	$—	$(10,475,572	)(a)	$(7,116)	$(331)	$4,432,675	4,432,232	$90,394	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	53	03/22/23	$6,030	$(46,670)
U.S. Long Bond	83	03/22/23	10,593	(89,079)
5-Year U.S. Treasury Note	46	03/31/23	5,004	(39,507)

				$(175,256)

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Pennsylvania Municipal Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$175,256	$—	$175,256

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,468,903	$—	$3,468,903

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(731,622)	$—	$(731,622)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$31,704,039

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$402,194,673	$—	$402,194,673
Short-Term Securities
Money Market Funds	4,432,675	—	—	4,432,675

	$4,432,675	$402,194,673	$—	$406,627,348

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(175,256)	$—	$—	$(175,256)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) November 30, 2022	BlackRock Impact Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.2%
Sumter County Industrial Development Authority, RB, AMT, 6.00%, 07/15/52(a)	$100	$92,828

Arizona — 1.9%
Arizona Industrial Development Authority, RB, Series A, 4.00%, 02/01/50	1,000	883,140

Arkansas — 2.3%
University of Arkansas, RB, Series A, 5.00%, 04/01/47	1,000	1,079,226

California — 14.5%
California Community Choice Financing Authority, RB, Series A, 4.00%, 10/01/52(a)	1,500	1,510,497
California Public Finance Authority, RB, Series A, 4.00%, 07/15/51	1,000	962,682
California School Finance Authority, RB, 5.00%, 08/01/42(b)	125	126,163
California State Public Works Board, RB, Series D, Class D, 4.00%, 05/01/45	1,000	976,884
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, Subordinate, 4.00%, 06/01/52	1,500	1,419,492
CSCDA Community Improvement Authority, RB, M/F Housing(b) 3.25%, 04/01/57	250	172,985
Series A-2, 3.00%, 02/01/57	350	226,002
Los Angeles Unified School District, CA ,GO, 4.00%, 07/01/37	500	511,821
Val Verde Unified School District, GO, Series B, Election 2020, (AGM), 4.00%, 08/01/51	1,000	930,902

		6,837,428

Colorado — 1.2%
Denver City & County School District No. 1, GO, Series A, AMT, (SAW), 5.00%, 12/01/42	500	560,201

Connecticut — 5.4%
Connecticut State Health & Educational Facilities Authority, RB, Series A, Class A, 4.00%, 07/01/51	500	440,757
State of Connecticut, GO, Series 2020, 4.00%, 01/15/37	1,000	1,007,698
University of Connecticut, RB, Series A, AMT, 5.00%, 05/01/39	1,000	1,098,317

		2,546,772

Delaware — 0.1%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(b)(c)	80	68,769

District of Columbia — 2.3%
District of Columbia, RB, Class A-AMT, AMT, 5.50%, 02/28/34	1,000	1,084,361

Florida — 5.6%
Brevard County Health Facilities Authority, Refunding RB, Series A, 4.00%, 04/01/52	1,000	872,689
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 4.00%, 10/01/48	1,000	940,576
Florida Development Finance Corp., RB
Series A, Class A, 4.00%, 06/15/42	500	438,476
Series A, Class A, 5.00%, 06/15/47	375	369,387

		2,621,128

Security	Par (000)	Value

Georgia — 0.7%
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 4.00%, 06/01/49	$325	$332,745

Illinois — 4.4%
Chicago Board of Education, GO, Series A, AMT, 5.00%, 12/01/33	500	498,952
Chicago Transit Authority, Sales Tax Receipts Fund, Series A, 2nd Lien, 5.00%, 12/01/57	1,200	1,204,395
Illinois Housing Development Authority, RB, M/F Housing, Series G, 6.25%, 10/01/52	350	382,413

		2,085,760

Kentucky — 2.7%
City of Henderson KY, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(b)	250	222,880
Louisville/Jefferson County Metropolitan Government, RB, Series A, (AGM), 5.00%, 05/15/47	1,000	1,029,523

		1,252,403

Louisiana — 2.6%
Jefferson Parish Consolidated Sewerage District No 1, RB, (BAM), 4.00%, 02/01/39	1,000	978,462
Louisiana Public Facilities Authority, RB, Series A, 6.38%, 06/01/52(b)	250	253,056

		1,231,518

Maine — 0.1%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	100	68,703

Maryland — 1.6%
Maryland Economic Development Corp., RB, Class B, AMT, 5.25%, 06/30/47	715	735,857

Massachusetts — 5.5%
Massachusetts Bay Transportation Authority Assessment Revenue, Refunding RB, Series A, 5.00%, 07/01/52	1,500	1,649,371
University of Massachusetts Building Authority, RB, Series 1, 4.00%, 11/01/46	1,000	969,988

		2,619,359

Michigan — 2.1%
Ludington Area School District, GO, Series II, (BAM Q-SBLF), 4.00%, 05/01/51	1,000	972,937

Minnesota — 1.9%
Duluth Economic Development Authority, RB, Class B, 5.25%, 06/15/42	500	508,078
Minnesota Housing Finance Agency, RB, S/F Housing, Series N, 6.00%, 01/01/53	340	369,477

		877,555

Mississippi — 0.2%
Mississippi Business Finance Corp., RB, AMT, 7.75%, 07/15/47(a)	100	100,407

New Hampshire — 1.5%
New Hampshire Housing Finance Authority, RB, M/F Housing, Series 2022, 4.38%, 09/20/36	746	714,035

New Jersey — 0.3%
Camden County Improvement Authority, RB, 6.00%, 06/15/47	115	120,639

New York — 11.8%
Battery Park City Authority, RB, 4.00%, 11/01/44	1,500	1,460,847
Build NYC Resource Corp., RB, Series A, 5.00%, 07/01/32	245	228,176

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Impact Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB, Series A-1, 5.00%, 11/15/49	$1,000	$960,290
New York City Municipal Water Finance Authority, RB, Series CC-1, 4.00%, 06/15/52	1,000	942,053
New York Power Authority, RB
(AGM), 4.00%, 11/15/39	1,000	1,001,327
(AGM), 4.00%, 11/15/40	1,000	994,159

		5,586,852

North Carolina — 0.5%
North Carolina Housing Finance Agency, RB, S/F Housing, (GNMA,FNMA,FHLMC), 3.75%, 07/01/52	250	247,182

North Dakota — 0.5%
North Carolina Housing Finance Agency, RB, S/F Housing, Series A, 4.00%, 01/01/53	230	229,541

Ohio — 3.5%
Ohio State University, RB, Series B-1, VRDN, 1.70%, 12/01/39(a)	1,500	1,500,000
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	200	169,678

		1,669,678

Oregon — 1.4%
Oregon State Facilities Authority, RB, Series A, 5.00%, 06/01/52	125	127,404
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series A, AMT, 4.00%, 07/01/51	535	533,681

		661,085

Pennsylvania — 5.7%
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series C, 5.50%, 06/01/47	1,000	1,109,916
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 2022, 4.25%, 10/01/52	475	481,036
Southeastern Pennsylvania Transportation Authority, RB, 5.25%, 06/01/47	1,000	1,093,233

		2,684,185

South Carolina — 1.4%
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, AMT, 4.00%, 01/01/52	680	679,308

Tennessee — 0.4%
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Series 1, 3.75%, 07/01/52	200	197,273

Texas — 6.6%
Arlington Higher Education Finance Corp., RB (PSF), 5.00%, 08/15/47	500	520,594

Security	Par (000)	Value

Texas (continued)
Arlington Higher Education Finance Corp., RB (continued) Series A, 5.25%, 08/15/32	$250	$247,801
City of El Paso Texas Water & Sewer Revenue, Refunding RB, 5.00%, 03/01/46	1,000	1,072,626
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Class A, 6.63%, 10/01/43	100	96,224
Tarrant County Cultural Education Facilities Finance Corp., RB, Class F, 5.00%, 11/15/52(a)	415	457,734
Texas State Technical College, RB, 5.50%, 08/01/42	665	742,911

		3,137,890

Utah — 3.7%
University of Utah, RB, Series A, 4.00%, 08/01/43	1,500	1,504,849
Utah Infrastructure Agency, RB, 5.00%, 10/15/32	250	258,364

		1,763,213

Virginia — 2.2%
Henrico County Economic Development Authority, Refunding RB, Class A, 5.00%, 10/01/47	1,000	1,026,378

Total Long-Term Investments — 94.8% (Cost: $47,315,481)		44,768,356

	Shares

Short-Term Securities

Money Market Funds — 3.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.59%(d)(e)	1,459,328	1,459,474

Total Short-Term Securities — 3.1% (Cost: $1,459,182)		1,459,474

Total Investments — 97.9% (Cost: $48,774,663)		46,227,830

Other Assets Less Liabilities — 2.1%		1,014,037

Net Assets — 100.0%		$47,241,867

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Impact Municipal Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$1,983,841	$—	$(524,383	)(a)	$(74)	$90	$1,459,474	1,459,328	$13,256	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts 10-Year U.S. Treasury Note	24	03/22/23	$2,731	$(21,343)
U.S. Long Bond	37	03/22/23	4,722	(45,896)
5-Year U.S. Treasury Note	12	03/31/23	1,305	(10,306)

				$(77,545)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts	$—	$—	$—	$—	$77,545	$—	$77,545

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$663,919	$—	$663,919

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(139,993)	$—	$(139,993)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,843,688

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Impact Municipal Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$44,699,587	$68,769	$44,768,356
Short-Term Securities
Money Market Funds	1,459,474	—	—	1,459,474

	$1,459,474	$44,699,587	$68,769	$46,227,830

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(77,545)	$—	$—	$(77,545)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Education — 0.7%
Capital Trust Agency, Inc., RB 8.25%, 01/01/44	$940	$1,438
8.25%, 01/01/49	3,010	60,200
Chapman University, 3.00%, 04/01/51	3,495	2,352,364
Conservation Fund A Nonprofit Corp., Series 2019, 3.47%, 12/15/29	2,677	2,328,550
Grand Canyon University, 5.13%, 10/01/28	37,874	35,139,497

		39,882,049

Health Care Providers & Services — 0.5%
Baylor Scott & White Holdings, Series 2021, 2.84%, 11/15/50	1,046	689,864
Hackensack Meridian Health, Inc., Series 2020, 2.68%, 09/01/41	22,500	15,419,605
OhioHealth Corp., 2.83%, 11/15/41	16,570	12,061,123
Providence St Joseph Health Obligated Group, Series A, 3.93%, 10/01/48	1,738	1,369,017

		29,539,609

Thrifts & Mortgage Finance — 0.2%
Community Preservation Corp., Series 2020, Class C, 2.87%, 02/01/30	17,450	14,811,707

Total Corporate Bonds — 1.4% (Cost: $106,070,263)		84,233,365

Municipal Bonds

Alabama — 0.6%
Alabama Federal Aid Highway Finance Authority,
Refunding RB
Series B, 2.16%, 09/01/32	4,000	3,139,080
Series B, 2.26%, 09/01/33	6,300	4,905,980
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series D, Sub Lien, 7.00%, 10/01/51	3,000	3,221,322
Series D, Class D, Sub Lien, 6.50%, 10/01/53	15,110	16,158,800
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 5.25%, 05/01/44(a)	6,540	5,441,660

		32,866,842

Alaska — 0.4%
State of Alaska International Airports System,
Refunding RB
Series B, 5.00%, 10/01/32	5,000	5,270,560
Series B, 5.00%, 10/01/34	5,000	5,245,605
Series C, AMT, 5.00%, 10/01/27	6,060	6,416,861
Series C, AMT, 5.00%, 10/01/30	5,570	5,997,776

		22,930,802

Arizona — 3.3%
Arizona Health Facilities Authority, RB, Series B, 3.32%, 01/01/37(b)	50,000	46,221,100
Arizona Health Facilities Authority, Refunding RB, 5.00%, 12/01/39	5,000	5,064,715
Arizona Industrial Development Authority, RB(a) 7.10%, 01/01/55	3,195	3,263,098
Series A, 5.00%, 07/01/39	1,335	1,308,812
Series A, 5.00%, 07/01/49	2,075	1,939,619
Arizona Industrial Development Authority, RB, M/F Housing, Series 2019-2, Class A, 3.63%, 05/20/33	56,745	54,324,844

Security	Par (000)	Value

Arizona (continued)
City of Phoenix Civic Improvement Corp., ARB, Junior Lien, 5.00%, 07/01/44	$10,000	$10,351,820
City of Phoenix Civic Improvement Corp., Refunding RB, Series D, Junior Lien, 5.00%, 07/01/37	10,000	10,467,870
Industrial Development Authority of the City of Phoenix, Refunding RB, 5.00%, 07/01/35(a)	1,795	1,777,664
Maricopa County Industrial Development Authority, RB
Series A, 5.00%, 09/01/31	1,000	1,098,480
Series A, 5.00%, 09/01/32	1,000	1,091,125
Series A, 5.00%, 09/01/34	1,000	1,073,652
Maricopa County Industrial Development Authority, Refunding RB, 5.00%, 07/01/36(a)	250	243,664
Maricopa County Pollution Control Corp., Refunding RB, 2.40%, 06/01/35	50,000	38,494,900
Salt River Project Agricultural Improvement & Power District, RB, 5.00%, 01/01/47	5,000	5,375,630
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 01/01/31	10,000	11,639,690

		193,736,683

Arkansas(a) — 0.5%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49	13,150	11,288,552
Series A, AMT, 4.75%, 09/01/49	16,695	14,901,539

		26,190,091

California — 12.3%
Antelope Valley Community College District, Refunding, GO, Series A, Class A, Election 2016, 4.00%, 08/01/46	10,000	9,522,100
Bay Area Toll Authority, Refunding RB, Series A, 2.00%, 04/01/56(b)	15,000	13,911,960
California Community Housing Agency, RB, M/F Housing, Series A-2, 4.00%, 08/01/51(a)	1,915	1,361,531
California Health Facilities Financing Authority, RB
5.00%, 02/01/36	5,000	5,205,570
5.00%, 02/01/37	5,000	5,183,105
California Health Facilities Financing Authority, Refunding RB, 4.00%, 05/15/51	5,000	4,678,530
California Housing Finance Agency, RB, M/F Housing Class A, 3.25%, 08/20/36	11,548	9,984,852
Series 2021-1, Class A, 3.50%, 11/20/35	43,622	39,247,166
Series 2021-2, Class A, (FHLMC), 3.75%, 03/25/35	49,295	49,024,890
Series A, AMT, 4.25%, 01/15/35	19	18,359
California Municipal Finance Authority, RB 5.38%, 07/01/34(a)	1,000	1,000,031
5.63%, 07/01/44(a)	2,760	2,706,757
6.00%, 07/01/44	1,960	1,966,248
Series A, 6.00%, 08/01/44(a)	330	331,166
Series A, 6.13%, 08/01/49(a)	285	286,104
California Municipal Finance Authority, RB, S/F Housing, Series B, 5.88%, 08/15/49	1,000	1,002,841
California Pollution Control Financing Authority, RB(a) AMT, 5.00%, 07/01/37	10,000	9,761,360
Series A, AMT, 5.00%, 11/21/45	50,000	47,315,850
California Pollution Control Financing Authority, Refunding RB, Series A-2, AMT, 3.63%, 07/01/27	13,000	12,669,514
California School Finance Authority, RB, Series A, 6.75%, 11/01/45(a)	1,395	1,417,266

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California Statewide Communities Development Authority, Refunding RB
1.75%, 09/01/29	$24,000	$20,102,616
Series A, Class A, 5.25%, 11/01/44(a)	1,250	1,044,623
Series B, Class B, 1.45%, 04/01/28	10,000	8,817,230
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/45	10,000	10,139,080
Series A, AMT, Subordinate, 5.00%, 05/15/30	5,000	5,449,775
City of Los Angeles Department of Airports, Refunding ARB
Series B, 5.00%, 05/15/34	4,125	4,657,009
Series B, 5.00%, 05/15/36	3,165	3,520,129
AMT, 5.00%, 05/15/26	5,000	5,292,605
Series A, AMT, 5.00%, 05/15/40	5,000	5,342,030
Series A, AMT, 5.00%, 05/15/46	10,000	10,485,190
Series D, AMT, Subordinate, 5.00%, 05/15/30	10,000	10,942,160
Series D, AMT, Subordinate, 5.00%, 05/15/31	14,600	16,016,185
Series D, AMT, Subordinate, 5.00%, 05/15/32	13,000	14,254,266
Series D, AMT, Subordinate, 5.00%, 05/15/33	20,000	21,760,040
Series D, AMT, Subordinate, 5.00%, 05/15/34	20,000	21,648,880
Series D, AMT, Subordinate, 5.00%, 05/15/35	10,000	10,784,750
Series D, AMT, Subordinate, 5.00%, 05/15/36	10,000	10,726,180
Series D, AMT, Subordinate, 5.00%, 05/15/37	10,000	10,714,770
Cloverdale Unified School District, Refunding, GO, Series B, Class B, 4.00%, 08/01/49	5,000	4,829,625
CMFA Special Finance Agency VII, RB, Series A1, 3.00%, 08/01/56(a)	865	562,999
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(a)	7,490	5,741,879
CMFA Special Finance Agency, RB, M/F Housing, Series A-2, 4.00%, 08/01/45(a)	885	692,116
CSCDA Community Improvement Authority, RB, M/F Housing(a)
3.13%, 07/01/56	15,360	10,191,852
4.00%, 07/01/56	19,980	15,053,213
3.13%, 08/01/56	8,120	5,407,498
4.00%, 10/01/56	3,340	2,643,309
4.00%, 12/01/56	2,985	2,083,766
3.25%, 04/01/57	1,105	764,593
3.25%, 05/01/57	7,700	5,363,581
4.00%, 07/01/58	5,880	4,097,213
Series B, 4.00%, 07/01/58	6,700	4,447,353
Mezzanine Lien, 4.00%, 06/01/57	5,890	4,232,595
Series B, Mezzanine Lien, 4.00%, 12/01/59	8,355	5,720,610
Senior Lien, 3.25%, 05/01/57	2,180	1,470,654
Senior Lien, 3.13%, 06/01/57	8,865	5,846,521
Series B, Sub Lien, 4.00%, 12/01/59	10,420	6,971,313
Folsom Cordova Unified School District School Facilities Improvement Dist No 5, GO, Series A, Class A, Election 2014, 4.00%, 10/01/40	10,000	10,006,570
Fresno Unified School District, GO, Series B, 4.00%, 08/01/46	10,000	9,841,770
Glendale Community College District, GO, CAB, Series B, 0.00%, 08/01/39(c)	6,755	3,231,680
Golden State Tobacco Securitization Corp., Refunding RB, Class B, (SAP), 2.35%, 06/01/30	8,000	6,576,840
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Class B-2, Subordinate, 0.00%, 06/01/66(c)	19,450	2,079,672

Security	Par (000)	Value

California (continued)
Los Angeles Community College District, GO, Series C-1, Election 2016, 5.00%, 08/01/26	$5,000	$5,420,780
Municipal Improvement Corp. of Los Angeles, Refunding RB
5.00%, 11/01/39	5,000	5,540,530
5.00%, 11/01/40	5,000	5,518,895
Northern California Gas Authority No. 1, RB, Series B, 3.23%, 07/01/27(b)	3,600	3,585,971
Palo Alto Unified School District, GO, 3.00%, 08/01/33	5,000	4,815,150
Poway Unified School District, Refunding GO, CAB(c)
0.00%, 08/01/35	5,950	3,606,468
0.00%, 08/01/38	22,210	11,398,283
San Diego County Regional Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/31	5,750	6,252,061
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series A, AMT, 5.00%, 05/01/32	5,000	5,408,510
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB
Series A, 5.00%, 10/01/43	10,000	11,052,970
Series A, 5.00%, 10/01/44	10,000	11,007,690
Series A, 5.00%, 10/01/45	5,000	5,485,120
Series A, 4.00%, 10/01/47	10,000	9,699,670
Series A, 4.00%, 10/01/48	25,000	23,808,175
Series A, 4.00%, 10/01/49	25,000	23,782,575
Series A, 4.00%, 10/01/50	5,000	4,773,930
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(a)(c)
Series D, 0.00%, 08/01/26	1,170	989,033
Series D, 0.00%, 08/01/43	20,000	7,230,800
San Mateo County Community College District, GO(c)
Series B, Election 2005, (NPFGC), 0.00%, 09/01/35	11,000	6,867,905
Series B, Election 2005, (NPFGC), 0.00%, 09/01/36	21,650	12,830,591
State of California Department of Water Resources, Refunding RB, Series BC, 1.41%, 12/01/29	4,600	3,693,496
State of California, Refunding GO, (AGM), 5.25%, 08/01/32	10,000	12,076,860
Tobacco Securitization Authority of Northern
California, Refunding RB
Series A, 5.00%, 06/01/27	1,550	1,636,468
Series A, 5.00%, 06/01/28	1,000	1,062,642
Series A, 5.00%, 06/01/29	1,050	1,125,137
Series A, 5.00%, 06/01/32	1,300	1,407,851
Series A, 4.00%, 06/01/34	1,335	1,315,764

		717,543,265

Colorado — 1.3%
City & County of Denver CO Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 11/15/30	10,000	10,816,820
Series A, AMT, 5.00%, 12/01/36	5,000	5,366,410
Colorado Educational & Cultural Facilities Authority, RB
5.00%, 12/01/22	30	30,000
5.00%, 07/01/46(a)	2,000	1,835,790
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 08/01/30	10,000	10,654,220
Series A, 5.00%, 08/01/31	5,000	5,290,415

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, Refunding RB (continued)
Series A, 5.00%, 08/01/32	$5,000	$5,265,760
Series A, 5.00%, 08/01/35	5,000	5,212,335
Series A, 5.00%, 08/01/36	10,000	10,365,780
DIATC Metropolitan District, GO (a) 5.00%, 12/01/39	1,245	1,163,369
5.00%, 12/01/49	2,000	1,737,740
Fitzsimons Village Metropolitan District No. 1, Refunding GO, Senior Lien, 5.00%, 12/01/49	1,040	874,668
Flying Horse Metropolitan District No. 3, Refunding GO, 6.00%, 12/01/49(a)	2,965	2,737,157
Garfield Pitkin & Eagle Counties School District No Re-1 Roaring Fork, GO, Class 1, 4.00%, 12/15/35(d)	5,000	5,200,350
Plaza Metropolitan District No.1, Refunding TA, 4.00%, 12/01/23(a)	1,000	991,065
Public Authority for Colorado Energy, RB, 6.25%, 11/15/28	5,000	5,308,240
STC Metropolitan District No.2, Refunding GO, Series A, 4.00%, 12/01/29	1,000	954,507
Village at Dry Creek Metropolitan District No. 2, GO, 4.38%, 12/01/44	2,483	2,043,648

		75,848,274

Connecticut — 1.5%
Colorado Housing and Finance Authority, Refunding RB, S/F Housing, Series A, Class A, RB, 3.85%, 05/15/45	10,000	8,805,140
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series A-1, 2.88%, 11/15/30	5,030	4,805,979
Connecticut Housing Finance Authority, Refunding RB, S/F Housing
0.55%, 05/15/26	1,000	919,067
0.60%, 11/15/26	1,000	906,456
0.70%, 05/15/27	2,500	2,240,533
0.75%, 11/15/27	2,250	1,989,074
0.85%, 05/15/28	2,940	2,571,362
0.90%, 11/15/28	1,150	992,344
1.05%, 05/15/29	3,000	2,569,227
1.10%, 11/15/29	5,630	4,753,718
1.30%, 05/15/30	3,450	2,911,352
1.35%, 11/15/30	4,050	3,379,850
1.45%, 05/15/31	1,220	1,032,110
1.50%, 11/15/31	4,910	4,116,190
1.60%, 05/15/32	3,740	3,120,900
1.70%, 05/15/34	2,635	2,092,393
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(a)	2,370	1,934,764
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(a)	10,540	10,582,824
Mohegan Tribe of Indians of Connecticut, RB, Series A, AMT, 6.75%, 02/01/45(a)	5,475	5,508,349
Mohegan Tribe of Indians of Connecticut, Refunding RB(a)
Series C, 5.75%, 02/01/24	3,320	3,353,469
Series C, 5.75%, 02/01/25	3,755	3,822,015

Security	Par (000)	Value

Connecticut (continued)
Mohegan Tribe of Indians of Connecticut, Refunding RB(a) (continued) Series C, 6.25%, 02/01/30	$4,930	$5,119,894
State of Connecticut, Special Tax Revenue, RB, Series D, 4.00%, 11/01/39	10,000	9,973,960

		87,500,970

Delaware — 0.4%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(a)(e)	15,037	12,937,242
State of Delaware, Refunding GO, 5.00%, 03/01/34	5,000	5,851,555
State of Delaware, Refunding, GO, 5.00%, 03/01/32	5,070	6,010,211

		24,799,008

District of Columbia — 0.7%
District of Columbia, Refunding GO, Series D, Class D, 4.00%, 02/01/39	5,000	5,083,390
District of Columbia, Refunding RB, Series C, 5.00%, 12/01/26	5,250	5,728,522
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
AMT, 5.00%, 10/01/27	5,000	5,321,160
Series A, AMT, 5.00%, 10/01/30	5,000	5,147,245
Series A, AMT, 4.00%, 10/01/51	10,000	8,745,640
Washington Metropolitan Area Transit Authority, RB, Series A, 4.00%, 07/15/43	10,000	9,777,910

		39,803,867

Florida — 4.0%
Alta Lakes Community Development District, SAB 3.50%, 05/01/24	195	193,180
3.75%, 05/01/29	550	524,728
4.40%, 05/01/39	1,030	932,104
4.63%, 05/01/49	1,775	1,545,865
Babcock Ranch Community Independent Special District, SAB
4.75%, 11/01/26	335	333,829
5.00%, 11/01/31	500	490,059
5.25%, 11/01/46	3,465	3,307,699
Brevard County Health Facilities Authority, Refunding RB(a)
4.00%, 11/15/31	580	543,208
4.00%, 11/15/45	1,575	1,290,101
4.00%, 11/15/55	2,340	1,763,237
Broward County Florida Tourist Development Tax Revenue, Refunding RB, 4.00%, 09/01/47	10,000	8,913,530
Canaveral Port Authority, ARB
Series B, Class B, 5.00%, 06/01/48	5,000	5,103,920
Series A, Class A, AMT, 5.00%, 06/01/45	5,000	5,064,800
Capital Trust Agency, Inc., RB 8.00%, 01/01/34	550	11,000
4.88%, 06/15/56(a)	12,000	9,596,928
Series A, 5.00%, 06/15/49(a)	5,000	4,006,815
Series A, Class A, 5.00%, 12/15/39	1,775	1,788,502
Series A-2, Class A-2, 5.00%, 01/01/26(a)	2,060	2,049,799
Celebration Pointe Community Development District No.1, SAB
4.75%, 05/01/24	100	100,182
5.00%, 05/01/34	710	700,238
5.13%, 05/01/45	985	941,032

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Celebration Pointe Community Development District No.1, SAB (continued) 4.00%, 05/01/53	$2,695	$1,971,220
Charles Cove Community Development District, SAB, 4.00%, 05/01/52	1,160	893,010
Charlotte County Industrial Development Authority, RB, AMT, 5.50%, 10/01/36(a)	3,220	3,228,269
City of St Petersburg FL Public Utility Revenue, RB, Series B, 5.00%, 10/01/52	5,000	5,386,890
Collier County Industrial Development Authority, Refunding RB, Series A, Class A, 8.25%, 05/15/49(a)(e)(f)(g)	1,000	683,128
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series C, 4.06%, 10/01/31	5,120	4,736,251
County of Miami-Dade Florida, RB(c) 0.00%, 10/01/38	30,000	14,582,430
0.00%, 10/01/44	10,000	3,391,580
Series C, AGC, (AGC), 0.00%, 10/01/44	48,000	17,664,768
County of Miami-Dade Florida, Refunding RB, Series A, AGC, (AGC), 0.00%, 10/01/45(c)	10,000	3,454,250
County of Miami-Dade Seaport Department, Refunding RB, Series B-2, AMT, Subordinate, 4.00%, 10/01/50	11,005	9,702,767
County of Palm Beach Florida, RB(a) 5.25%, 04/01/23	85	84,837
5.00%, 04/01/39	2,700	2,603,283
5.00%, 04/01/51	2,305	2,108,983
Crossings At Fleming Island Community Development District, Refunding SAB, Series A-3, Class A3, Senior Lien, 6.50%, 05/01/44	2,185	2,229,045
Duval County Public Schools, COP(h)
Series A, AMT, (AGM), 5.00%, 07/01/30	5,750	6,480,963
Series A, AMT, (AGM), 5.00%, 07/01/31	6,500	7,278,473
Epperson North Community Development District, SAB, Series A, 4.00%, 11/01/51	995	762,328
Florida Development Finance Corp., RB
Series A, 5.75%, 06/15/29(a)	365	363,470
Series A, 6.00%, 06/15/34(a)	440	439,030
Series A, 6.13%, 06/15/44(a)	1,685	1,620,247
Series C, 5.75%, 12/15/56(a)	4,090	3,470,022
AMT, 3.00%, 06/01/32	4,240	3,464,190
Florida Development Finance Corp., Refunding RB 5.00%, 11/15/28	1,050	1,137,874
5.00%, 11/15/29	1,350	1,474,393
5.00%, 11/15/30	1,500	1,648,260
5.00%, 11/15/31	1,600	1,763,938
5.00%, 11/15/32	1,800	1,978,524
6.50%, 06/30/57(a)	5,810	5,702,393
Series A, Class A, 4.50%, 12/15/56(a)	11,970	9,149,437
Florida Housing Finance Corp., RB, S/F Housing Class 1, (GNMA/FNMA/FHLMC), 3.70%, 07/01/38	2,275	2,290,754
Series 1, Class 1, (GNMA/FNMA/FHLMC), 1.80%, 07/01/36	2,495	2,011,397
Series 1, Class 1, (GNMA/FNMA/FHLMC), 2.10%, 07/01/46	9,975	6,823,808
Series 1, Class 1, (GNMA/FNMA/FHLMC), 2.15%, 07/01/51	6,485	4,167,164

Security	Par (000)	Value

Florida (continued)
Harbor Bay Community Development District, Refunding SAB, Series A-2, Class A-2, 3.75%, 05/01/34	$1,005	$883,846
Harbor Bay Community Development District, SAB
Series A-1, 3.88%, 05/01/39	2,170	1,839,650
Series A-1, 4.10%, 05/01/48	1,400	1,126,560
Lakewood Ranch Stewardship District, SAB 4.25%, 05/01/25	195	193,807
2.13%, 05/01/26	185	176,472
4.25%, 05/01/26	770	761,755
2.63%, 05/01/31	260	225,690
4.88%, 05/01/35	1,100	1,059,849
4.40%, 05/01/39	605	547,498
3.13%, 05/01/41	645	478,698
4.88%, 05/01/45	2,275	2,073,933
5.13%, 05/01/46	5,415	5,089,223
4.50%, 05/01/49	1,505	1,284,842
4.00%, 05/01/51	925	716,111
Miami-Dade County Seaport Department, Refunding RB, Series A-2, (AGM), 4.00%, 10/01/49	5,000	4,618,545
Midtown Miami Community Development District, Refunding SAB, Series B, 5.00%, 05/01/37	1,870	1,839,525
Pinellas County Industrial Development Authority, RB, 5.00%, 07/01/39	2,030	1,967,884
Portico Community Development District, Refunding SAB
Series 1, 3.20%, 05/01/31	995	884,396
Series 1, 3.50%, 05/01/37	1,250	1,033,646
Reunion East Community Development District, SAB 2.40%, 05/01/26	290	278,092
2.85%, 05/01/31	500	440,105
4.00%, 05/01/51	2,685	2,078,657
Sawyers Landing Community Development District, SAB
3.75%, 05/01/31	1,550	1,461,464
4.13%, 05/01/41	2,525	2,256,161
State of Florida, Refunding GO, 5.00%, 07/01/28	5,000	5,598,350
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(f)(g)	143	90,783
Sumter Landing Community Development District, RB, 4.17%, 10/01/47	2,030	1,724,286
Talavera Community Development District, SAB 4.35%, 05/01/40	495	441,703
4.50%, 05/01/50	770	653,801
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 05/01/40(i)	490	432,776
Tolomato Community Development District, SAB, Series 2015-3, 6.61%, 05/01/40(f)(g)	535	5
Trout Creek Community Development District, SAB 5.50%, 05/01/35	2,325	2,334,660
5.63%, 05/01/45	3,610	3,614,444
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36	1,500	1,434,798
Westside Haines City Community Development District, SAB
2.50%, 05/01/26	250	241,216
3.00%, 05/01/31	435	391,744
3.25%, 05/01/41	2,025	1,580,191

		235,803,298

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 2.7%
Atlanta Urban Redevelopment Agency, RB(a) 2.38%, 07/01/26	$1,380	$1,307,615
2.88%, 07/01/31	1,930	1,683,508
3.63%, 07/01/42	5,605	4,673,057
3.88%, 07/01/51	2,630	2,129,861
City of Atlanta Georgia Department of Aviation, Refunding RB
Series B, 5.00%, 07/01/28	1,100	1,212,233
Series B, 5.00%, 07/01/29	1,095	1,222,101
Series B, 5.00%, 07/01/32	1,625	1,850,969
Series B, 5.00%, 07/01/33	1,800	2,036,394
Series B, 5.00%, 07/01/34	1,635	1,836,262
Series C, AMT, 5.00%, 07/01/29	1,160	1,243,942
Series C, AMT, 5.00%, 07/01/30	1,315	1,419,381
Series C, AMT, 5.00%, 07/01/31	1,730	1,874,796
Series C, AMT, 5.00%, 07/01/34	1,000	1,072,859
Series C, AMT, 5.00%, 07/01/35	1,500	1,604,681
Series C, AMT, 5.00%, 07/01/36	1,500	1,598,756
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, Refunding RB, 5.00%, 11/01/40	10,000	10,385,710
City of Columbus GA, GO, 5.00%, 01/01/30	5,000	5,734,090
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(a)	3,355	2,964,377
Georgia Housing & Finance Authority, RB, S/F Housing
Series B, 3.55%, 12/01/42	10,000	8,754,980
Series B1, 3.65%, 06/01/44	9,670	9,221,438
Georgia Housing & Finance Authority, Refunding RB, S/F Housing
Series A, Class A, 2.40%, 12/01/41	4,245	3,111,402
Series A, Class A, 2.65%, 12/01/46	8,000	5,696,912
Series A, Class A, 2.70%, 12/01/51	9,535	6,909,919
Series A-1, 3.80%, 12/01/40	8,175	8,102,038
Georgia State Road & Tollway Authority, RB
Series A, (GTD), 4.00%, 07/15/38	5,470	5,632,371
Series A, (GTD), 4.00%, 07/15/40	10,000	10,237,330
Series A, (GTD), 4.00%, 07/15/41	10,000	10,201,260
Series A, (GTD), 4.00%, 07/15/43	10,000	10,145,560
Gwinnett County School District, GO, Series B, 5.00%, 08/01/27	10,000	11,028,470
State of Georgia, GO
Series A, 5.00%, 08/01/30	5,000	5,806,300
Series A, Class A, 5.00%, 08/01/32	5,000	5,785,805
State of Georgia, Refunding GO, Series A, Class A, 4.00%, 07/01/34	5,000	5,290,695
State of Georgia, Refunding, GO, Series A, Class A, 4.00%, 07/01/35	5,000	5,242,130

		157,017,202

Hawaii — 0.4%
Kauai County Community Facilities District, ST 5.00%, 05/15/44	625	627,569
5.00%, 05/15/49	2,750	2,699,747
State of Hawaii Department of Budget & Finance, Refunding RB, Series A, Class A, 4.00%, 07/01/40	14,000	13,305,404
State of Hawaii, Refunding GO, Series GJ, 2.04%, 08/01/31	7,500	6,001,260

		22,633,980

Security	Par (000)	Value

Idaho — 0.3%
Idaho Housing & Finance Association, RB(a) 4.25%, 06/15/62	$5,910	$4,329,565
Series A, 6.95%, 06/15/55	5,150	5,453,773
Idaho Housing & Finance Association, Refunding RB
Series A, Class A, 4.00%, 07/15/36	1,500	1,512,702
Series A, Class A, 4.00%, 07/15/37	2,100	2,094,668
Series A, Class A, 4.00%, 07/15/38	3,000	2,950,365
Series A, Class A, 4.00%, 07/15/39	3,250	3,185,777

		19,526,850

Illinois — 3.1%
Chicago Board of Education, GO 6.32%, 11/01/29	7,990	7,750,108
Series D, 5.00%, 12/01/46	29,655	28,156,236
Series H, 5.00%, 12/01/46	5,000	4,694,845
Chicago Board of Education, GO, BAB 6.04%, 12/01/29	19,810	19,149,614
6.52%, 12/01/40	7,045	6,275,306
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/35	11,230	10,027,492
Series C, 5.00%, 12/01/27	4,585	4,643,564
Series C, 5.00%, 12/01/34	5,590	5,549,472
Series C, Class C, 5.00%, 12/01/24	3,280	3,329,853
Series F, 5.00%, 12/01/23	7,220	7,286,142
City of Chicago Illinois Revenue, Refunding SAB(a) 1.57%, 12/01/22	270	269,979
1.99%, 12/01/23	280	273,379
2.27%, 12/01/24	315	301,843
2.53%, 12/01/25	335	316,571
2.69%, 12/01/26	305	284,305
2.87%, 12/01/27	248	229,128
3.04%, 12/01/28	270	248,025
3.20%, 12/01/29	325	297,323
3.29%, 12/01/30	350	318,299
3.38%, 12/01/31	375	339,302
3.45%, 12/01/32	300	269,197
Illinois Finance Authority, Refunding RB
Class A, 4.00%, 08/15/39	7,000	6,497,288
Series A, 5.00%, 08/15/33	3,640	4,045,205
Series A, Class A, 5.00%, 08/15/27	2,165	2,346,522
Series A, Class A, 5.00%, 08/15/28	3,310	3,631,586
Series A, Class A, 5.00%, 08/15/30	2,560	2,864,538
Series A, Class A, 5.00%, 08/15/31	2,530	2,852,851
Series A, Class A, 5.00%, 08/15/32	2,960	3,323,695
Series A, Class A, 5.00%, 08/15/34	4,870	5,361,052
Series A, Class A, 5.00%, 08/15/35	5,000	5,455,515
Series A, Class A, 4.00%, 11/15/39	15,000	13,554,105
Illinois Housing Development Authority, RB, S/F Housing
Series D, Class A, (FHLMC,FNMA,GNMA), 2.25%, 04/01/30	975	894,285
Series D, Class A, (FHLMC,FNMA,GNMA), 2.35%, 04/01/31	900	803,887
Series D, Class A, (FHLMC,FNMA,GNMA), 2.70%, 10/01/34	5,000	4,388,495
Sales Tax Securitization Corp., Refunding RB
Series A, 2nd Lien, 5.00%, 01/01/27	8,865	9,406,164
Series A, 2nd Lien, 5.00%, 01/01/33	3,000	3,334,578
State of Illinois, GO, Series A, AMT, 5.00%, 12/01/30	10,000	10,597,050

		179,366,799

48	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana — 0.2%
City of Valparaiso Indiana, RB, AMT, 5.88%, 01/01/24	$110	$110,897
Indiana Finance Authority, RB, 1st Lien, 5.25%, 10/01/47	5,000	5,409,455
Indiana Finance Authority, Refunding RB
Series B, Class B, 3.83%, 09/15/41	2,780	2,062,193
Class 1, 1st Lien, 5.00%, 10/01/26	5,015	5,424,129

		13,006,674

Iowa — 0.1%
Iowa Tobacco Settlement Authority, Refunding RB, Series B2, Subordinate, 0.00%, 06/01/65(c)	59,095	6,479,530

Kentucky — 0.2%
City of Henderson KY, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(a)	2,490	2,219,882
Kentucky Economic Development Finance Authority, RB, Series B, 5.00%, 08/15/33	5,000	5,226,625
Westvaco Corp., RB, 7.67%, 01/15/27(a)	3,100	3,282,212

		10,728,719

Louisiana — 0.3%
Juban Crossing Economic Development District, Refunding RB, Series C, 7.00%, 09/15/44(a)	5,600	4,701,385
Louisiana Public Facilities Authority, RB, Series A, 5.00%, 04/01/57(a)	4,965	4,117,593
Louisiana Public Facilities Authority, Refunding RB, Class A, 3.00%, 05/15/47	15,000	10,950,000

		19,768,978

Maine — 0.5%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(a)	12,755	8,763,119
Maine Health & Higher Educational Facilities Authority, RB, Series A, 4.00%, 07/01/50	5,000	4,242,695
Maine State Housing Authority, RB, M/F Housing
Series A, AMT, 0.60%, 11/15/26	2,000	1,813,752
Series A, AMT, 1.85%, 11/15/36	2,750	2,029,008
Series A, AMT, 2.05%, 11/15/41	1,185	788,306
Series A, AMT, 2.15%, 11/15/46	5,000	3,022,595
Maine State Housing Authority, RB, S/F Housing
Series B, 3.75%, 11/15/38	6,075	6,094,525
Series H, 3.55%, 11/15/37	1,035	981,095
Series A, AMT, 3.00%, 11/15/44	2,500	1,974,067

		29,709,162

Maryland — 1.3%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	600	601,325
5.25%, 07/01/44	1,220	1,217,423
Anne County Arundel, GO 5.00%, 10/01/30	4,380	5,091,334
5.00%, 10/01/31	4,225	4,981,693
5.00%, 10/01/33	4,015	4,719,046
County of Anne Arundel Maryland, Refunding GO 5.00%, 04/01/30	3,550	4,093,754
5.00%, 04/01/31	4,685	5,486,036
County of Howard Maryland, TA, 6.10%, 02/15/44	1,170	1,180,057
Maryland Community Development Administration, RB, M/F Housing
Series D, 2.75%, 07/01/34	1,005	874,582

Security	Par (000)	Value

Maryland (continued)
Maryland Community Development Administration, RB, M/F Housing (continued)
Series D, (FHA 542(C)), 2.95%, 07/01/62	$2,000	$1,260,606
Maryland Community Development Administration, Refunding RB, S/F Housing
Series A, 2.50%, 09/01/40	5,000	3,722,020
Series A, 2.60%, 03/01/42	3,490	2,571,977
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(a)	10,405	10,865,140
State of Maryland Department of Transportation, ARB
Class B, AMT, 5.00%, 08/01/30	1,000	1,084,007
Class B, AMT, 5.00%, 08/01/31	1,250	1,353,959
Class B, AMT, 5.00%, 08/01/34	1,105	1,173,743
Class B, AMT, 5.00%, 08/01/35	1,115	1,178,455
Class B, AMT, 4.00%, 08/01/37	1,500	1,425,443
Class B, AMT, 4.00%, 08/01/38	1,500	1,416,708
Class B, AMT, 4.00%, 08/01/39	1,840	1,729,661
Class B, AMT, 4.00%, 08/01/40	1,600	1,479,099
Series A, AMT, 3.00%, 10/01/33	5,000	4,777,200
State of Maryland, GO
Series A, 5.00%, 08/01/27	5,000	5,517,310
Series A, 5.00%, 03/01/30	5,000	5,762,045

		73,562,623

Massachusetts — 2.1%
City of Cambridge, GO, 5.00%, 02/15/29	5,400	6,122,947
Commonwealth of Massachusetts, RB, Series A, 3.88%, 01/15/31	8,670	8,162,415
Commonwealth of Massachusetts, Refunding GO, Series A, 5.00%, 10/01/30	8,975	10,418,997
Massachusetts Bay Transportation Authority, Sales Tax Revenue, Refunding RB
Series A-1, 5.25%, 07/01/32	5,000	5,999,635
Series A, Refunding RB, 5.00%, 07/01/26	6,000	6,484,236
Massachusetts Clean Water Trust, Refunding RB, 5.00%, 08/01/26	5,000	5,412,300
Massachusetts Development Finance Agency, RB 5.00%, 10/01/38	5,000	4,756,040
5.00%, 10/01/43	5,000	4,563,705
Series D, 5.00%, 07/01/44	5,000	5,002,700
Series J2, 5.00%, 07/01/43	5,000	5,127,490
Massachusetts Development Finance Agency, Refunding RB
4.00%, 10/01/32(a)	2,560	2,574,093
4.13%, 10/01/42(a)	8,225	8,121,826
Series A, 5.00%, 10/15/27	5,000	5,546,690
Series G, 5.00%, 07/01/29	150	160,049
Series G, 5.00%, 07/01/30	225	241,112
Series G, 5.00%, 07/01/32	425	455,778
Series G, 5.00%, 07/01/34	375	394,902
Massachusetts Educational Financing Authority, RB, Series A, 2.46%, 07/01/30	5,000	4,090,100
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.40%, 12/01/49	3,115	2,402,920
Series C1, (FHA HUD SECT 8), 2.75%, 12/01/55	2,250	1,577,803
Series C-1, 2.65%, 12/01/34	2,950	2,531,625
Series C-1, 3.10%, 12/01/44	2,500	1,919,137

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Housing Finance Agency, RB, M/F Housing (continued)
Series C-1, 3.25%, 12/01/54	$7,790	$5,666,228
Series C-1, 3.30%, 12/01/59	10,000	7,192,980
Series C-1, 3.35%, 06/01/62	5,010	3,612,856
Massachusetts Housing Finance Agency, Refunding RB, M/F Housing
Series B-1, (FHA), 2.75%, 12/01/34	2,180	1,892,190
Series B-1, (FHA), 3.30%, 12/01/56	5,790	4,219,167
Massachusetts Water Resources Authority, Refunding RB, Series C, 2.39%, 08/01/33	9,380	7,521,334

		122,171,255

Michigan — 2.4%
Grand Traverse County Hospital Finance Authority, Refunding RB
5.00%, 07/01/29	1,175	1,296,933
5.00%, 07/01/30	1,710	1,902,062
5.00%, 07/01/31	2,700	3,019,902
Michigan Finance Authority, RB 4.00%, 02/15/47	10,000	9,131,200
Class A, 5.00%, 12/01/28	1,500	1,660,995
Class A, 5.00%, 12/01/29	2,000	2,237,786
Class B, 5.00%, 12/01/43(b)	10,000	10,859,560
Series A, 6.50%, 06/01/57(a)	4,020	3,787,351
Series S, 5.00%, 11/01/44	5,000	5,063,640
Michigan Finance Authority, Refunding RB 5.00%, 11/15/37	5,000	5,130,395
4.00%, 12/01/46	16,000	14,860,912
4.00%, 02/15/44	10,000	9,260,890
Series B, 5.00%, 07/01/44	5,000	5,019,920
Michigan State Housing Development Authority, RB, M/F Housing
Series A, AMT, 3.80%, 10/01/38	10,000	9,514,580
Series A, AMT, 2.25%, 10/01/41	5,140	3,645,473
Series A, AMT, 2.45%, 10/01/46	15,565	10,442,169
Series A, AMT, 2.55%, 10/01/51	8,700	5,601,721
Series A, AMT, 4.15%, 10/01/53	10,000	8,878,360
Series A, AMT, 2.70%, 10/01/56	4,175	2,671,015
Series A, AMT, 2.73%, 10/01/59	10,000	6,281,810
Michigan State University, RB, Series B, (AMBAC), 3.72%, 02/15/37(b)	5,000	4,918,000
State of Michigan Trunk Line Revenue, RB, 4.00%, 11/15/44	10,000	9,849,770
State of Michigan, Refunding RB, 5.00%, 03/15/27	5,000	5,459,330

		140,493,774

Minnesota — 0.7%
City of Minneapolis, RB 4.00%, 11/15/36	3,500	3,440,430
4.00%, 11/15/37	3,250	3,157,083
4.00%, 11/15/38	3,750	3,617,351
4.00%, 11/15/39	4,250	4,069,277
City of Minneapolis, RB, M/F Housing, (FNMA COLL), 2.35%, 02/01/38	7,000	5,663,770
Minnesota Housing Finance Agency, RB, S/F Housing
Series B, (FHLMC,FNMA,GNMA), 2.40%, 01/01/35	1,240	1,091,985
Series B, (FHLMC,FNMA,GNMA), 2.63%, 01/01/40	4,950	4,201,011

Security	Par (000)	Value

Minnesota (continued)
Minnesota Housing Finance Agency, RB, S/F Housing (continued)
Series B, (FHLMC,FNMA,GNMA), 3.50%, 07/01/50	$7,480	$7,370,799
Series E, (FHLMC,FNMA,GNMA), 1.85%, 01/01/29	730	675,142
Series E, (FHLMC,FNMA,GNMA), 1.90%, 07/01/29	740	696,666
Series E, (FHLMC,FNMA,GNMA), 1.95%, 01/01/30	1,435	1,347,646
Series E, (FHLMC,FNMA,GNMA), 2.05%, 01/01/31	1,460	1,303,263
Series E, Class E, (FHLMC,FNMA,GNMA), 2.50%, 07/01/40	3,700	2,926,289
Minnesota Housing Finance Agency, Refunding RB, S/F Housing, Series B, AMT, (FHLMC,FNMA,GNMA), 3.10%, 07/01/35	605	558,778

		40,119,490

Mississippi — 0.2%
Mississippi Business Finance Corp., Refunding RB, 2.38%, 06/01/44	9,190	5,505,748
Mississippi Home Corp,. RB, S/F Housing
Series A, AMT, (FHLMC, FNMA, GNMA), 2.13%, 12/01/44	1,000	724,659
Series A, AMT, (FHLMC, FNMA, GNMA), 3.00%, 12/01/50	3,660	3,549,746

		9,780,153

Missouri — 1.6%
City of St. Louis Missouri Airport Revenue, ARB, Series C, (AGM), 5.00%, 07/01/42	5,000	5,184,690
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
Series A, 5.00%, 07/01/31	5,000	5,652,045
Series A, 5.00%, 07/01/32	2,200	2,474,945
Kansas City Industrial Development Authority, ARB AMT, (AGM), 5.00%, 03/01/57	10,000	10,081,500
Series A, Class A-AMT, AMT, 5.00%, 03/01/34	5,000	5,219,310
Series A, Class A-AMT, AMT, 5.00%, 03/01/35	5,000	5,194,265
Series A, Class A-AMT, AMT, 5.00%, 03/01/36	5,000	5,171,935
Series A, Class A-AMT, AMT, 5.00%, 03/01/39	5,000	5,120,930
Series B, Class B, AMT, 5.00%, 03/01/39	5,000	5,134,285
Kansas City Industrial Development Authority, RB
Series A, 10.00%, 11/15/37	2,735	2,410,785
Series C, 7.50%, 11/15/46	1,701	1,364,780
Kansas City Industrial Development Authority, Refunding RB
Class B, 5.00%, 11/15/46	8,059	6,552,433
Class D, 2.00%, 11/15/46	3,597	160,524
Missouri Housing Development Commission, RB, S/F Housing
Series A, (FHLMC,FNMA,GNMA), 2.55%, 11/01/40	1,505	1,291,734
Series A, (FHLMC,FNMA,GNMA), 2.70%, 11/01/45	2,145	1,825,935
Series A, (FHLMC,FNMA,GNMA), 3.50%, 11/01/50	7,510	7,378,665

50	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri (continued)
Missouri State Environmental Improvement & Energy Resources Authority, Refunding RB, Series C, 2.75%, 09/01/33	$25,000	$22,758,375
St. Louis Land Clearance for Redevelopment Authority, Refunding RB, 3.88%, 10/01/35	2,280	1,877,692

		94,854,828

Nebraska — 0.3%
Metropolitan Utilities District of Omaha Gas System Revenue RB
5.00%, 12/01/32	5,455	6,359,210
5.00%, 12/01/33	5,730	6,638,841
5.00%, 12/01/34	5,000	5,752,855

		18,750,906

Nevada — 0.7%
City of Las Vegas Nevada Special Improvement District No. 607, Refunding SAB
5.00%, 06/01/23	205	206,295
5.00%, 06/01/24	75	76,281
City of North Las Vegas Nevada, GO, BAB, 6.57%, 06/01/40	5,175	5,321,934
Clark County Department of Aviation, Refunding RB
Series B, AMT, Subordinate, 5.00%, 07/01/27	6,380	6,853,403
Series A, Class A, Subordinate, 5.00%, 07/01/33	2,800	3,125,811
Series A, Class A, Subordinate, 5.00%, 07/01/34	5,000	5,535,590
Series A, Class A, Subordinate, 5.00%, 07/01/35	5,000	5,488,070
Clark County School District, GO
Series B, (AGM), 5.00%, 06/15/26	5,000	5,363,235
Series A, AMT, (AGM), 5.00%, 06/15/26	5,000	5,363,480
State of Nevada Department of Business & Industry, RB(a)
Series A, 4.50%, 12/15/29	250	247,647
Series A, Class A, 5.00%, 12/15/38	965	952,947
Washoe County School District, GO, Series A, 4.00%, 06/01/46	5,000	4,701,830

		43,236,523

New Hampshire — 0.7%
National Finance Authority, RB, Series 2020-1, Class A, 4.13%, 01/20/34	19,211	18,412,464
New Hampshire Business Finance Authority, Refunding RB
3.30%, 04/01/32	12,880	9,986,250
Series B, 4.63%, 11/01/42(a)	7,900	7,267,471
Series C, AMT, 4.88%, 11/01/42(a)	2,995	2,743,172

		38,409,357

New Jersey — 2.4%
Essex County Improvement Authority, RB
Series A, Class A, (BAM), 4.00%, 08/01/37	300	292,509
Series A, Class A, (BAM), 4.00%, 08/01/38	610	590,605
Series A, Class A, (BAM), 4.00%, 08/01/39	630	607,086
Series A, Class A, (BAM), 4.00%, 08/01/40	330	316,215
Series A, Class A, (BAM), 4.00%, 08/01/41	350	332,816
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, Class A, AMT, 5.00%, 12/01/24(j)	620	631,319
New Jersey Economic Development Authority, RB, Series B, 5.50%, 11/01/26(a)	265	248,988

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, Refunding RB, Series A, AMT, 2.20%, 10/01/39(b)	$50,000	$43,995,350
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/27	1,350	1,473,821
5.00%, 07/01/28	2,000	2,217,454
5.00%, 07/01/30	2,120	2,414,055
5.00%, 07/01/31	5,430	5,866,751
5.00%, 07/01/32	3,000	3,416,763
5.00%, 07/01/33	1,475	1,658,639
5.00%, 07/01/34	5,500	6,119,014
4.00%, 07/01/35	3,885	3,949,429
4.00%, 07/01/36	4,000	4,017,924
4.00%, 07/01/37	3,650	3,640,849
4.00%, 07/01/38	2,850	2,815,227
4.00%, 07/01/39	6,000	5,885,154
4.00%, 07/01/40	6,000	5,879,502
4.00%, 07/01/45	10,000	9,427,420
4.00%, 07/01/51	2,255	2,057,987
New Jersey Health Care Facilities Financing Authority, Refunding RB
Series A, 4.00%, 07/01/35	5,000	5,037,645
Series A, 5.00%, 07/01/39	5,000	5,199,280
Series A, 4.00%, 07/01/43	10,000	9,585,880
New Jersey Turnpike Authority, Refunding RB, Series D, 5.00%, 01/01/28	10,000	10,671,760

		138,349,442

New Mexico — 0.4%
New Mexico Mortgage Finance Authority, RB, S/F Housing, Series A, AMT, (FHLMC, FNMA, GNMA), 2.70%, 07/01/40	2,380	2,078,038
State of New Mexico Severance Tax Permanent Fund, RB
Series B, 5.00%, 07/01/29	5,000	5,647,595
Series B, 5.00%, 07/01/31	5,000	5,813,510
Series B, 5.00%, 07/01/32	5,000	5,869,765
Winrock Town Center Tax Increment Development District No.1, Refunding TA(a)
Senior Lien, 3.75%, 05/01/28	500	477,332
Senior Lien, 4.00%, 05/01/33	1,035	900,286
Senior Lien, 4.25%, 05/01/40	1,750	1,443,194

		22,229,720

New York — 10.3%
Nassau County Interim Finance Authority, Refunding RB, Series B, 1.28%, 11/15/28	11,250	9,138,679
New York City Housing Development Corp., RB, M/F Housing
Series A, (HUD SECT 8), 2.80%, 02/01/50	50,000	34,407,000
Series F-1, 2.25%, 11/01/41	29,100	19,966,529
Series G-1, 3.90%, 05/01/45	5,000	4,380,015
Series I, 2.25%, 11/01/36	3,240	2,478,645
Series I, 2.45%, 11/01/41	6,200	4,429,602
Series I, 2.65%, 11/01/46	7,135	5,129,723
Series I, 2.70%, 11/01/51	8,285	5,402,234
Series I, 2.80%, 05/01/56	10,045	6,503,595
Series I-1, 2.10%, 11/01/35	2,915	2,226,818
Series I-1, 2.55%, 11/01/45	28,970	19,233,849
Series I-1, 2.65%, 11/01/50	5,000	3,245,575

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Housing Development Corp., RB, M/F Housing (continued)
Series I-1, 2.70%, 11/01/55	$5,000	$3,161,750
Series I-1, 2.80%, 11/01/60	5,000	3,138,705
Series J, 2.85%, 11/01/39	8,000	6,275,192
Series J, 3.00%, 11/01/44	8,135	6,083,784
Series J, 3.05%, 11/01/49	10,000	7,158,950
Series J, 3.15%, 11/01/54	15,000	10,643,880
Series J, 3.25%, 11/01/59	10,000	7,480,840
Series J, 3.35%, 11/01/65	15,000	11,219,070
Series A-1, RB, 3.95%, 11/15/44	10,000	9,060,630
New York City Housing Development Corp., Refunding RB, M/F Housing
2.25%, 11/01/31	1,170	1,001,412
Series C, 2.25%, 11/01/41	8,495	5,806,205
Series C, 2.40%, 11/01/46	10,000	6,516,180
Series C, 2.50%, 11/01/51	14,155	8,778,690
Series C, 2.60%, 11/01/56	7,210	4,406,622
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C-3, 3.50%, 11/01/32	16,000	13,954,560
New York Liberty Development Corp., Refunding RB(a)
Series 2, Class 2, 5.15%, 11/15/34	240	238,460
Series 2, Class 2, 5.38%, 11/15/40	570	571,351
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/26	5,000	5,369,200
Series A, 5.00%, 03/15/31	5,000	5,773,565
Series B, 5.75%, 07/01/24(d)	990	1,004,040
Series E, 5.00%, 03/15/35	25,000	28,297,925
Series E, 5.00%, 03/15/36	15,000	16,822,980
Series E, 4.00%, 03/15/37	25,000	25,361,525
Series E, 4.00%, 03/15/38	25,000	25,146,550
Series E, 4.00%, 03/15/39	15,000	15,043,890
Catholic Health Services, 4.00%, 07/01/37	1,860	1,319,071
Catholic Health Services, 4.00%, 07/01/38	1,650	1,139,851
New York State Housing Finance Agency, RB, M/F Housing
Series H, (FNMA SONYMA), 2.25%, 11/01/29	275	248,685
Series H, (FNMA SONYMA), 2.35%, 11/01/30	250	224,343
Series H, (FNMA SONYMA), 2.40%, 11/01/31	250	222,292
Series H, (FNMA SONYMA), 3.15%, 11/01/44	1,000	761,548
Series I, (FNMA SONYMA), 2.40%, 05/01/31	280	250,574
Series I, (FNMA SONYMA), 2.75%, 11/01/34	1,250	1,049,911
Series I, (FNMA SONYMA), 3.15%, 11/01/44	3,275	2,494,070
Series K, (FHLMC,FNMA,GNMA SONYMA), 3.00%, 11/01/32	1,500	1,363,859
Series M, (FHLMC,FNMA,GNMA SONYMA), 3.15%, 11/01/32	1,000	921,343
Series M, (FHLMC,FNMA,GNMA SONYMA), 3.50%, 11/01/37	415	363,172
New York State Thruway Authority, Refunding RB
Series A, 5.00%, 03/15/30	10,000	11,418,988
Series A-1, 4.00%, 03/15/38	10,000	10,067,040
New York State Urban Development Corp., RB, 2.13%, 03/15/32	500	387,792
New York State Urban Development Corp., Refunding RB
5.00%, 09/15/28	5,000	5,600,470

Security	Par (000)	Value

New York (continued)
New York State Urban Development Corp., Refunding RB (continued)
5.00%, 09/15/29	$5,000	$5,676,915
5.00%, 09/15/30	5,000	5,742,405
5.00%, 09/15/31	5,000	5,801,130
5.00%, 09/15/32	5,000	5,836,165
Series B, 2.84%, 03/15/32	10,000	8,290,350
New York Transportation Development Corp., ARB
AMT, 5.00%, 01/01/26	10,000	10,194,700
AMT, 5.00%, 01/01/27	10,000	10,170,200
AMT, 5.00%, 01/01/28	10,000	10,260,590
AMT, 5.00%, 01/01/29	10,000	10,182,500
AMT, 5.00%, 01/01/30	10,000	10,118,760
AMT, 5.00%, 01/01/34	15,500	15,639,531
Series A, AMT, 5.00%, 07/01/34	5,000	5,046,485
Series A, AMT, 5.00%, 07/01/41	5,000	4,999,245
Series A, AMT, 5.00%, 07/01/46	50,000	48,701,600
Series A, AMT, 5.25%, 01/01/50	25,000	25,023,025
New York Transportation Development Corp., Refunding RB
5.00%, 12/01/26	1,450	1,513,433
5.00%, 12/01/27	1,500	1,569,627
5.00%, 12/01/28	1,300	1,361,712
State of New York Mortgage Agency, RB, S/F Housing
Series 225, 2.45%, 10/01/45	15,000	10,137,000
Series 227, 2.30%, 10/01/40	7,000	5,211,682
Series 227, 2.50%, 10/01/47	12,730	9,251,375
Series 226, AMT, 1.80%, 04/01/28	1,000	883,743
Triborough Bridge & Tunnel Authority, Refunding RB, Senior Lien, 5.00%, 05/15/27	10,000	10,949,480

		605,252,882

North Carolina — 2.9%
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding ARB
5.00%, 07/01/34	3,095	3,401,284
5.00%, 07/01/49	5,000	5,246,635
Series A, 5.00%, 07/01/28	2,395	2,655,571
Series A, 5.00%, 07/01/29	1,750	1,965,127
Series A, 5.00%, 07/01/30	2,250	2,555,854
Series A, 5.00%, 07/01/31	5,120	5,876,721
Series A, 5.00%, 07/01/33	5,750	6,520,615
Series A, 5.00%, 07/01/34	3,000	3,375,129
Series A, 4.00%, 07/01/35	3,100	3,149,749
Series A, 4.00%, 07/01/36	3,375	3,399,759
Series A, 5.00%, 07/01/37	5,000	5,502,985
Series A, 4.00%, 07/01/38	4,250	4,204,351
Series A, 4.00%, 07/01/39	5,000	4,910,940
Series A, 4.00%, 07/01/41	2,410	2,325,568
Series A, 4.00%, 07/01/51	10,000	9,375,270
Series B, AMT, 4.00%, 07/01/51	5,000	4,492,235
City of Charlotte North Carolina Water & Sewer System Revenue, Refunding RB, Series A, 4.00%, 07/01/52	5,000	4,901,395
County of Mecklenburg North Carolina, GO 5.00%, 09/01/28	10,000	11,227,430
5.00%, 09/01/29	10,000	11,417,750
5.00%, 03/01/30	5,745	6,523,873
5.00%, 09/01/30	10,000	11,604,620
5.00%, 09/01/34	10,000	11,774,320

52	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina (continued)
County of Mecklenburg North Carolina, GO (continued)
5.00%, 09/01/35	$5,000	$5,845,665
North Carolina Housing Finance Agency, RB, S/F Housing
Series 43, (FHLMC,FNMA,GNMA), 2.63%, 01/01/35	2,935	2,487,462
Series 43, (FHLMC,FNMA,GNMA), 2.80%, 01/01/40	5,025	4,299,877
Series 44, 1.75%, 01/01/26	935	884,088
Series 44, 1.80%, 07/01/26	1,205	1,130,984
Series 44, 2.05%, 01/01/28	1,280	1,182,673
Series 44, 2.20%, 07/01/29	1,010	920,028
Series 44, 2.30%, 01/01/31	1,060	942,615
Series 44, 2.35%, 07/01/31	935	804,212
Series 44, 2.55%, 07/01/35	1,175	983,338
North Carolina Medical Care Commission, Refunding RB
5.00%, 06/01/45	5,000	5,037,345
Series A, 5.25%, 01/01/41(d)	2,470	2,215,420
Raleigh Durham Airport Authority, Refunding RB
Series A, AMT, 5.00%, 05/01/34	5,000	5,200,960
Series A, AMT, 5.00%, 05/01/35	5,000	5,189,695
State of North Carolina, GO, Series B, 5.00%, 06/01/29	5,000	5,689,565
Town of Mooresville North Carolina, SAB, 5.38%, 03/01/40(a)	2,100	2,091,081

		171,312,189

North Dakota — 0.0%
North Dakota Housing Finance Agency, RB, S/F Housing, 3.05%, 07/01/43	715	616,665

Ohio — 0.5%
Ohio Housing Finance Agency, RB, S/F Housing
Series A, (FHLMC,FNMA,GNMA), 2.50%, 09/01/35	1,275	1,166,352
Series A, (FHLMC,FNMA,GNMA), 2.75%, 09/01/40	2,335	2,091,504
Ohio Turnpike & Infrastructure Commission, Refunding RB, Class A, Junior Lien, 5.00%, 02/15/33	5,000	5,886,990
Ohio Water Development Authority, RB, Series A, AMT, 5.00%, 06/01/29	10,000	11,299,950
Ohio Water Development Authority, Water Pollution Control Loan Fund, RB, Series B, 5.00%, 12/01/26	2,410	2,623,328
University of Cincinnati, Refunding RB, Series A, 5.00%, 06/01/44	5,000	5,249,400

		28,317,524

Oklahoma — 0.2%
Oklahoma Development Finance Authority, RB 7.25%, 09/01/51(a)	5,010	5,172,429
Series B, 5.50%, 08/15/52	10,000	8,728,880

		13,901,309

Oregon — 1.7%
Clackamas & Washington Counties School District No.3, GO, CAB, Series A, Class A, (GTD), 0.00%, 06/15/49(c)	1,750	480,905
County of Multnomah Oregon, GO, Series B, 0.80%, 06/15/26	26,870	23,517,108

Security	Par (000)	Value

Oregon (continued)
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Series A, 5.50%, 10/01/49	$865	$850,049
Oregon Health & Science University, Refunding RB, Series A, 4.00%, 07/01/51	20,000	18,287,660
Oregon State Facilities Authority, Refunding RB, Series A, 4.00%, 06/01/41	10,000	9,457,380
Port of Portland OR Airport Revenue, Refunding ARB, Series 28, AMT, 5.00%, 07/01/52	5,000	5,087,680
Port of Portland Oregon Airport Revenue, ARB, Series 24B, Class A-AMT, AMT, 5.00%, 07/01/47	5,000	5,065,850
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 4.00%, 07/01/50	5,000	4,257,010
Salem-Keizer School District No.24J, GO, CAB, Series A, (GTD), 0.00%, 06/15/40(c)	12,395	5,541,743
State of Oregon Housing & Community Services Department, RB, M/F Housing, Series B, AMT, (FHA FHLMC,FNMA,GNMA), 4.13%, 07/01/43	165	160,626
Tualatin Valley Fire & Rescue Rural Fire Protection District, GO
5.00%, 06/01/28	5,875	6,555,543
5.00%, 06/01/29	5,865	6,648,435
5.00%, 06/01/30	5,000	5,751,670
5.00%, 06/01/31	5,000	5,833,190

		97,494,849

Pennsylvania — 3.2%
Allegheny County Airport Authority, ARB
Series A, AMT, (AGM), 4.00%, 01/01/46	10,000	9,353,310
Series A, AMT, 5.00%, 01/01/51	10,000	10,183,360
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	1,390	1,046,103
4.00%, 07/01/51	1,000	711,416
Central Bradford Progress Authority, RB, Series B, Class B, 4.00%, 12/01/51	10,000	8,407,750
Chester County Health and Education Facilities Authority, Refunding RB
Series A, Class A, 5.00%, 12/01/22	895	894,990
Series A, Class A, 5.00%, 12/01/23	985	980,703
Series A, Class A, 5.00%, 12/01/24	1,035	1,024,709
Series A, Class A, 5.00%, 12/01/25	1,075	1,056,896
Series A, Class A, 5.25%, 12/01/45	1,500	1,342,535
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
AMT, 5.00%, 07/01/27	5,000	5,291,215
AMT, 5.00%, 07/01/28	10,350	11,001,377
Series B, AMT, 5.00%, 07/01/29	5,000	5,256,445
Series B, AMT, 5.00%, 07/01/30	5,000	5,253,835
Series B, AMT, 5.00%, 07/01/42	5,000	5,071,870
Commonwealth of Pennsylvania, GO, First Series, (BAM-TCRS), 4.00%, 03/01/35	5,000	5,099,450
County of Lehigh Pennsylvania, Refunding RB
5.00%, 07/01/44	5,000	5,060,365
Series A, 4.00%, 07/01/49	10,000	8,464,690
Geisinger Authority, Refunding RB, 5.00%, 04/01/43(b)	10,000	10,571,600
Lancaster County Hospital Authority,/PA RB, 5.00%, 11/01/51	5,000	5,071,125
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,725	1,735,678
Pennsylvania Economic Development Financing Authority, RB
2.30%, 06/15/30	8,000	6,583,296

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB (continued)
AMT, 5.00%, 12/31/38	$5,000	$5,014,440
AMT, 5.00%, 06/30/42	5,000	5,021,610
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 5.00%, 10/15/28	1,500	1,636,349
Series A, 5.00%, 10/15/29	1,650	1,815,597
Series A, 5.00%, 10/15/31	1,400	1,558,582
Series A, 5.00%, 10/15/32	1,100	1,219,394
Series A, 5.00%, 10/15/33	1,150	1,259,702
Series A, 5.00%, 10/15/34	1,400	1,521,468
Series A, 4.00%, 10/15/37	1,400	1,361,723
Series A, 4.00%, 10/15/39	1,325	1,270,672
Series A, 4.00%, 10/15/40	1,200	1,148,924
AMT, 5.50%, 11/01/44	3,250	3,255,502
Pennsylvania Higher Educational Facilities Authority, Refunding RB
Series B, 4.00%, 08/15/37	1,000	997,530
Series B, 4.00%, 08/15/39	1,000	984,052
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 127B, 3.55%, 10/01/33	9,915	9,662,614
Series 2019-131A, 1.85%, 04/01/26	1,550	1,472,987
Series 2019-131A, 2.10%, 04/01/28	1,915	1,770,065
Series 125B, AMT, 3.65%, 10/01/42	20,000	17,245,300
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 121, 2.80%, 10/01/31	11,770	10,742,232
Series 134B, AMT, 5.00%, 04/01/27	1,500	1,589,442
Series 134B, AMT, 5.00%, 10/01/27	1,250	1,331,561
Philadelphia Authority for Industrial Development, Refunding RB, Series A, 5.00%, 09/01/35	5,000	5,189,565

		186,532,029

Puerto Rico — 10.9%
Children’s Trust Fund, RB, Series A, Class A, 0.00%, 05/15/57(c)	307,385	20,322,145
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43(b)(c)	59,841	27,325,804
0.00%, 11/01/51(b)(c)	97,281	34,423,791
Series A1, Restructured, 5.63%, 07/01/29	16,290	16,665,059
Series A1, Restructured, 5.75%, 07/01/31	7,605	7,788,753
Series A1, Restructured, 4.00%, 07/01/33	7,211	6,288,409
Series A1, Restructured, 4.00%, 07/01/35	6,482	5,535,464
Series A1, Restructured, 4.00%, 07/01/37	5,563	4,636,305
Series A1, Restructured, 4.00%, 07/01/41	7,564	6,062,317
Series A1, Restructured, 4.00%, 07/01/46	7,867	6,042,107
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(c)	9,280	5,069,223
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(b)(c)	2,967	970,599
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB(a)
Series A, AMT, 5.00%, 07/01/25	315	318,232
Series A, AMT, 5.00%, 07/01/33	900	890,594
Series A, AMT, 5.00%, 07/01/37	450	434,475
Series A, AMT, 4.00%, 07/01/42	5,385	4,411,758
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB(a)
Series B, 4.00%, 07/01/42	7,250	5,882,592

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB(a) (continued)
Series B, 4.00%, 07/01/47	$15,000	$11,860,005
Series C, 3.75%, 07/01/27	43,100	38,626,435
Series A, Senior Lien, 5.00%, 07/01/47	9,795	9,044,106
Puerto Rico Electric Power Authority, RB
3rd Series, 0.00%, 01/01/20(f)(g)	1,908	1,444,992
Series A-1, Class A1, 10.00%, 07/01/19	928	723,649
Series A-2, Class A2, 10.00%, 07/01/19	4,681	3,650,837
Series A-3, 10.00%, 07/01/19(f)(g)	6,867	5,356,412
Series B-3, 10.00%, 07/01/19(f)(g)	6,867	5,356,411
Series C-1, 5.40%, 01/01/18(f)(g)	18,867	14,292,705
Series C-2, 5.40%, 07/01/18(f)(g)	18,870	14,295,016
Series C-4, 5.40%, 07/01/20(f)(g)	1,908	1,444,992
Series CCC, 5.25%, 07/01/26(f)(g)	8,495	6,273,133
Series CCC, 5.25%, 07/01/28(f)(g)	3,120	2,303,964
Series D-1, Class D-1, 7.50%, 01/01/20	9,399	7,120,052
Series D-4, 7.50%, 07/01/20	5,100	3,863,459
Series TT, 5.00%, 07/01/18(f)(g)	3,620	2,673,189
Series TT, 5.00%, 07/01/20	1,690	1,247,981
Series WW, 5.50%, 07/01/17(f)(g)	4,300	3,175,335
Series WW, 5.50%, 07/01/18(f)(g)	6,025	4,449,161
Series WW, 5.50%, 07/01/20	1,000	738,450
Series WW, 5.38%, 07/01/24(f)(g)	4,545	3,356,255
Series WW, 5.25%, 07/01/25	2,300	1,698,435
Series WW, 5.25%, 07/01/33(f)(g)	2,725	2,012,276
Series XX, 5.25%, 07/01/35(f)(g)	1,310	967,370
Series XX, 5.75%, 07/01/36(f)(g)	1,825	1,347,671
Series A, AMT, 6.75%, 07/01/36(f)(g)	24,370	18,461,274
Series A, RB, 5.00%, 07/01/29(f)(g)	5,540	4,091,013
Series A, RB, 7.00%, 07/01/33(f)(g)	7,445	5,639,893
Series A, RB, 5.00%, 07/01/42(f)(g)	23,970	17,700,647
Series A, RB, 7.00%, 07/01/43(f)(g)	3,350	2,537,762
Series WW, RB, 5.50%, 07/01/38(f)(g)	3,980	2,939,031
Series XX, RB, 5.25%, 07/01/27(f)(g)	2,630	1,942,124
Series XX, RB, 5.25%, 07/01/40(f)(g)	36,125	26,676,506
Puerto Rico Electric Power Authority, Refunding RB
Series AAA, 5.25%, 07/01/22(f)(g)	7,025	5,187,611
Series AAA, 5.25%, 07/01/25	5,750	4,246,088
Series AAA, 5.25%, 07/01/28(f)(g)	4,870	3,596,252
Series BBB, 5.40%, 07/01/28	9,505	7,018,967
Series DDD, 5.00%, 07/01/19(f)(g)	2,000	1,476,900
Series DDD, 5.00%, 07/01/20	1,810	1,336,595
Series UU, 3.47%, 07/01/17(b)(f)(g)	1,295	971,250
Series UU, 0.00%, 07/01/18(b)(f)(g)	1,165	873,750
Series UU, 1.32%, 07/01/20(b)(f)(g)	10,400	7,800,000
Series UU, 3.21%, 07/01/31(b)(f)(g)	12,285	9,213,750
Series V, 5.50%, 07/01/20	6,440	4,755,618
Series ZZ, 5.25%, 07/01/18(f)(g)	10,185	7,521,113
Series ZZ, 5.25%, 07/01/19	4,745	3,503,945
Series ZZ, 5.25%, 07/01/24(f)(g)	1,435	1,059,676
Series ZZ, 5.25%, 07/01/25	2,440	1,801,818
Puerto Rico Electric Power Authority, Refunding RB, BAB, 6.13%, 07/01/40	13,440	9,924,768
Puerto Rico Industrial Tourist Educational Medical & Environmental Ctl Facs Fing Authority, Refunding RB
5.00%, 07/01/27	450	478,212
5.00%, 07/01/28	400	428,536
5.00%, 07/01/29	470	506,893
5.00%, 07/01/30	600	650,762

54	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Industrial Tourist Educational Medical & Environmental Ctl Facs Fing Authority, Refunding RB (continued)
5.00%, 07/01/31	$500	$544,862
5.00%, 07/01/32	500	544,166
5.00%, 07/01/33	500	538,110
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertiable, Restructured, 4.33%, 07/01/40	4,554	4,110,768
Series A-1, Restructured, 4.75%, 07/01/53	77,623	69,997,161
Series A-2, Restructured, 4.54%, 07/01/53	14,353	12,486,823
Series A-2, Restructured, 4.78%, 07/01/58	39,524	35,705,468
Series A-2, Restructured, 4.33%, 07/01/40	52,906	47,740,734
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/29	3,745	2,721,173
Series A-1, Restructured, 0.00%, 07/01/33	10,841	6,340,662
Series B-1, Restructured, 0.00%, 07/01/46	18,521	4,727,948

		638,188,547

Rhode Island — 0.4%
Rhode Island Health and Educational Building Corp., RB, Series A, 5.00%, 09/01/33	10,000	11,897,600
Rhode Island Housing and Mortgage Finance Corp., RB, S/F Housing
2.50%, 04/01/45	10,000	6,975,830
Series 71, (GNMA), 2.75%, 10/01/34	3,965	3,458,840

		22,332,270

South Carolina — 2.4%
County of Dorchester South Carolina, SAB(a)
5.88%, 10/01/40	2,310	2,339,804
6.00%, 10/01/51	6,240	6,250,670
Lexington County Health Services District, Inc., RB, 5.00%, 11/01/41	10,000	10,091,170
South Carolina Jobs-Economic Development Authority, RB, 7.50%, 08/15/62(a)	6,915	6,649,478
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, 5.00%, 05/01/38	5,000	5,175,890
Series A, 5.00%, 05/01/43	5,000	5,106,610
South Carolina Public Service Authority, RB
Series A, 5.00%, 12/01/49	10,000	10,045,660
Series E, 5.00%, 12/01/48	10,000	10,034,190
Series E, 5.50%, 12/01/53	5,000	5,039,705
Series F, (AGM-CR), 5.74%, 01/01/30	5,000	4,968,920
South Carolina Public Service Authority, RB, BAB, Series C, (AGM-CR), 6.45%, 01/01/50	10,950	11,677,627
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	5,000	5,037,825
Series B, 5.00%, 12/01/41	5,000	5,087,190
Series C, 5.00%, 12/01/46	10,000	10,065,370
South Carolina State Housing Finance & Development Authority, RB, S/F Housing
Series A, AMT, 1.75%, 01/01/26	1,110	1,066,993
Series A, AMT, 1.85%, 01/01/27	955	909,341
Series A, AMT, 1.88%, 07/01/27	910	862,480
Series A, AMT, 2.40%, 07/01/32	1,090	1,008,784
Series A, AMT, 2.80%, 07/01/34	1,075	964,343
Series A, AMT, 3.00%, 07/01/39	2,075	1,816,314

Security	Par (000)	Value

South Carolina (continued)
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing
Series B, 2.25%, 07/01/30	$890	$820,962
Series B, 2.45%, 07/01/32	895	799,001
South Carolina Transportation Infrastructure Bank, Refunding RB
Series B, 5.00%, 10/01/30	10,000	11,435,080
Series B, 5.00%, 10/01/31	10,000	11,577,510
State of South Carolina, GO
Series A, 5.00%, 04/01/38	5,000	5,668,345
Series A, 5.00%, 04/01/39	5,000	5,645,160

		140,144,422

Tennessee — 0.7%
Metropolitan Nashville Airport Authority, ARB
Series A, Subordinate, 5.00%, 07/01/36	1,435	1,559,430
Series A, Subordinate, 4.00%, 07/01/49	5,000	4,454,690
Series A, Subordinate, 5.00%, 07/01/49	10,000	10,335,870
Series A, Subordinate, 4.00%, 07/01/54	5,000	4,391,065
New Memphis Arena Public Building Authority, RB, CAB
4.00%, 04/01/29(i)	625	579,066
4.00%, 04/01/30(i)	750	698,195
4.00%, 04/01/31(i)	650	607,749
0.00%, 04/01/32(c)	1,500	1,021,729
0.00%, 04/01/33(c)	1,600	1,037,638
0.00%, 04/01/34(c)	1,500	917,096
0.00%, 04/01/35(c)	1,500	896,802
0.00%, 04/01/36(c)	1,500	781,904
0.00%, 04/01/37(c)	1,600	821,917
0.00%, 04/01/38(c)	700	341,036
0.00%, 04/01/39(c)	750	348,022
0.00%, 04/01/41(c)	810	334,479
0.00%, 04/01/42(c)	850	345,619
0.00%, 04/01/43(c)	1,700	625,792
0.00%, 04/01/44(c)	1,800	624,485
0.00%, 04/01/45(c)	2,000	654,658
0.00%, 04/01/46(c)	1,700	538,099
Tennessee Housing Development Agency, Refunding RB, S/F Housing
3.85%, 07/01/42(k)	4,995	4,857,742
Series 2019-4, 2.65%, 07/01/34	1,670	1,611,089
Series 2019-4, 2.90%, 07/01/39	3,760	3,650,956

		42,035,128

Texas — 4.5%
Arlington Higher Education Finance Corp., RB(a)
6.25%, 08/15/24	195	192,572
7.88%, 11/01/62	5,865	6,021,942
Series A, 5.30%, 04/01/62	4,325	4,021,108
Board of Regents of the University of Texas System, Refunding RB
Series A, 5.00%, 08/15/28	5,000	5,614,715
Series A, 5.00%, 08/15/30	10,000	11,577,510
Series A, 5.00%, 08/15/32	5,075	6,006,329
City of Austin TX Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/25	3,325	3,546,871
City of Houston Texas Airport System Revenue, ARB
Series A, Class A, AMT, 6.50%, 07/15/30	1,000	1,000,135
Series B-1, Class B-1, AMT, 5.00%, 07/15/35	7,400	7,426,773
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	3,000	3,001,947

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37	$5,000	$5,285,185
Sub-Series D, 5.00%, 07/01/38	5,000	5,266,260
City of Houston Texas Combined Utility System Revenue, Refunding RB, CAB, Series A, (AGM), 0.00%, 12/01/28(c)(j)	10,000	8,390,630
City of Marble Falls Texas, SAB(a) 3.38%, 09/01/26	230	224,065
3.88%, 09/01/31	200	187,494
4.13%, 09/01/41	730	627,538
4.38%, 09/01/51	1,000	822,698
Conroe Independent School District, Refunding GO, Series A, 5.00%, 02/15/28	5,000	5,543,720
County of Martin TX, GO
5.00%, 02/15/27	5,000	5,439,450
5.00%, 02/15/28	5,000	5,523,810
Dallas Independent School District, Refunding GO
Series B, (PSF), 4.00%, 08/15/27	6,750	6,603,586
Series B, (PSF), 4.00%, 08/15/29	9,000	8,679,132
Goose Creek Consolidated Independent School District, GO, (PSF), 4.00%, 02/15/50	5,000	4,855,630
Grand Parkway Transportation Corp., Refunding RB, 4.00%, 10/01/49	5,000	4,548,560
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/28	5,000	5,476,465
Hidalgo County Regional Mobility Authority, RB, CAB(c)
Series A, Class A, 0.00%, 12/01/42	3,000	1,015,146
Series A, Class A, 0.00%, 12/01/43	3,000	958,386
Series A, Class A, 0.00%, 12/01/44	3,000	902,262
Series A, Class A, 0.00%, 12/01/45	4,000	1,131,140
Series A, Class A, 0.00%, 12/01/46	6,000	1,597,560
Series A, Class A, 0.00%, 12/01/47	6,125	1,523,306
Series A, Class A, 0.00%, 12/01/48	7,130	1,668,976
Series A, Class A, 0.00%, 12/01/49	7,135	1,571,184
Series A, Class A, 0.00%, 12/01/50	5,145	1,062,942
Series A, Class A, 0.00%, 12/01/52	6,945	1,270,122
Series A, Class A, 0.00%, 12/01/53	5,000	895,165
Series A, Class A, 0.00%, 12/01/54	5,000	883,450
Leander Independent School District, GO, CAB, Series C, (PSF), 0.00%, 08/15/24(c)(d)	95,000	32,293,225
Matagorda County Navigation District No. 1, Refunding RB, 2.60%, 11/01/29	15,000	13,455,840
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/39(a)	1,210	1,212,265
New Hope Cultural Education Facilities Finance Corp., Refunding RB Class A, 6.63%, 10/01/43	4,930	4,743,833
Series A, 6.75%, 10/01/52	790	747,718
Series B2, 4.50%, 10/01/26	2,030	1,976,481
North Texas Municipal Water District Water System Revenue, Refunding RB, Series A, 5.00%, 09/01/29	10,000	11,324,920
Port Authority of Houston of Harris County Texas, ARB
5.00%, 10/01/27	1,350	1,487,830
5.00%, 10/01/51	15,000	15,969,645
Port Beaumont Navigation District, Refunding RB, Series B, 6.00%, 01/01/25(a)	6,415	6,029,638

Security	Par (000)	Value

Texas (continued)
Port of Beaumont Industrial Development Authority, RB, 4.10%, 01/01/28(a)	$17,000	$13,783,804
Round Rock Independent School District, Refunding, GO, Series A, 5.00%, 08/01/29	5,000	5,678,345
Texas Private Activity Bond Surface Transportation Corp., Refunding RB
Series A, 5.00%, 12/31/30	5,365	5,744,869
Series A, 5.00%, 12/31/31	5,000	5,332,130
Series A, 5.00%, 12/31/32	5,000	5,313,440
Series A, 5.00%, 12/31/34	5,000	5,268,175
Series A, 5.00%, 12/31/35	5,000	5,241,625

		265,967,547

Utah — 1.0%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, Class A-AMT, AMT, 5.00%, 07/01/30	7,670	8,308,827
Series A, Class A-AMT, AMT, 5.00%, 07/01/31	5,000	5,442,185
Series A, Class A-AMT, AMT, 5.00%, 07/01/33	6,110	6,550,806
Series A, Class A-AMT, AMT, 5.00%, 07/01/46	10,000	10,192,740
Series A, Class A-AMT, AMT, 5.00%, 07/01/51	10,000	10,097,430
Nebo School District, Refunding, GO, (GTD), 5.00%, 07/01/35	5,000	5,772,625
Utah Charter School Finance Authority, RB(a) 5.63%, 06/15/26	350	351,459
5.00%, 06/15/42	1,190	1,090,016
5.00%, 06/15/52	3,580	3,074,196
5.63%, 06/15/54	4,945	4,374,050
5.00%, 06/15/57	2,590	2,175,129
Utah State Board of Regents, RB
2.55%, 06/01/38	1,250	1,023,919
2.63%, 06/01/39	1,250	1,018,482

		59,471,864

Virginia — 2.1%
Ballston Quarter Community Development Authority, TA
Series A, AMT, 5.38%, 03/01/36	1,050	830,786
Series A, AMT, 5.50%, 03/01/46	6,210	4,428,394
Cherry Hill Community Development Authority, SAB(a)
5.15%, 03/01/35	1,000	989,963
5.40%, 03/01/45	1,995	1,941,171
Chesapeake Bay Bridge & Tunnel District, RB (AGM), 5.00%, 07/01/41	5,000	5,140,875
5.00%, 07/01/51	5,000	5,008,845
Dulles Town Center Community Development Authority, Refunding SAB, 4.00%, 03/01/23	1,000	998,241
FHLMC Multifamily VRD Certificates, RB M/F Housing, Series M053, Class A, 2.55%, 06/15/35	18,945	15,483,729
Hanover County Economic Development Authority, Refunding RB
5.00%, 07/01/38	125	120,191
4.00%, 07/01/47(a)	1,960	1,509,345
5.00%, 07/01/48	365	326,288
Henrico County Economic Development Authority, Refunding RB, 5.00%, 06/01/23	420	420,205
Loudoun County Economic Development Authority, RB, CAB, 0.00%, 07/01/49(c)	25,115	7,848,563
Lower Magnolia Green Community Development Authority, SAB(a)
5.00%, 03/01/35	2,865	2,794,593
5.00%, 03/01/45	2,950	2,724,974

56	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	$15,285	$14,213,231
Virginia Housing Development Authority, RB, M/F Housing
Series D, 4.00%, 10/01/53	10,000	8,234,050
Series A, AMT, 3.65%, 03/01/43	5,000	4,249,870
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 12/31/49	5,000	4,994,535
AMT, 5.00%, 12/31/52	10,000	9,942,130
Virginia Small Business Financing Authority, Refunding RB
AMT, Senior Lien, 4.00%, 01/01/29	175	173,411
AMT, Senior Lien, 4.00%, 07/01/29	2,000	2,012,962
AMT, Senior Lien, 4.00%, 01/01/30	3,000	2,960,376
AMT, Senior Lien, 4.00%, 07/01/30	2,350	2,309,491
AMT, Senior Lien, 4.00%, 01/01/31	2,955	2,957,302
AMT, Senior Lien, 4.00%, 07/01/31	3,250	3,252,964
AMT, Senior Lien, 4.00%, 01/01/32	2,750	2,740,334
AMT, Senior Lien, 4.00%, 07/01/32	2,750	2,710,774
AMT, Senior Lien, 4.00%, 01/01/33	1,250	1,228,282
AMT, Senior Lien, 4.00%, 07/01/33	1,130	1,105,287
AMT, Senior Lien, 4.00%, 01/01/34	1,000	973,391
AMT, Senior Lien, 4.00%, 07/01/34	1,000	968,797
AMT, Senior Lien, 4.00%, 01/01/35	1,155	1,112,363
AMT, Senior Lien, 4.00%, 07/01/35	1,275	1,223,248
AMT, Senior Lien, 4.00%, 01/01/36	2,500	2,393,040
AMT, Senior Lien, 4.00%, 01/01/37	1,425	1,343,593
AMT, Senior Lien, 4.00%, 01/01/38	1,500	1,404,417
AMT, Senior Lien, 4.00%, 01/01/39	1,250	1,161,042
AMT, Senior Lien, 4.00%, 01/01/40	1,250	1,152,198

		125,383,251

Washington — 2.6%
Central Puget Sound Regional Transit Authority, RB, Series S-1, 5.00%, 11/01/46	10,000	11,495,470
City of Seattle WA, Refunding, GO
Series A, 4.00%, 09/01/26	5,000	5,241,535
Series A, 4.00%, 09/01/27	5,000	5,299,095
King County Housing Authority, Refunding RB (GTD), 3.50%, 05/01/38	10,000	9,285,000
(HUD SECT 8), 2.75%, 01/01/40	1,900	1,473,406
Mason County Public Hospital District No. 1, RB, 5.00%, 12/01/48	5,000	5,047,685
Pierce County School District No. 10 Tacoma, Refunding GO, (GTD), 1.73%, 12/01/31	4,525	3,417,135
Port of Seattle, Refunding ARB, Class C, AMT, Intermediate Lien, 5.00%, 08/01/33	5,000	5,384,995
Seattle Housing Authority, Refunding RB, M/F Housing, (HUD SECT 8), 3.50%, 12/01/35	1,500	1,383,147
State of Washington, Refunding GO
Series R-2018D, 5.00%, 08/01/26	5,000	5,414,735
Series R-2022D, 4.00%, 07/01/27	10,000	10,577,930
Washington Health Care Facilities Authority, Refunding RB 4.00%, 10/01/42(b)	27,575	27,726,497
Class D, 5.00%, 10/01/38	10,000	10,135,420
Series A, 5.00%, 08/01/37	5,000	5,156,870

Security	Par (000)	Value

Washington (continued)
Washington State Convention Center Public Facilities District, RB
4.00%, 07/01/31	$11,045	$9,894,199
Series B, 3.00%, 07/01/58	6,790	4,047,988
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	36,522	33,484,810

		154,465,917

Wisconsin — 3.0%
Public Finance Authority, ARB
AMT, 4.00%, 07/01/41	1,755	1,366,141
AMT, 4.25%, 07/01/54	3,060	2,166,667
Public Finance Authority, RB(a) 6.00%, 06/15/24	265	263,286
6.75%, 11/01/24	21,420	19,473,800
5.00%, 04/01/40	1,175	1,109,639
5.00%, 04/01/50	1,470	1,306,605
Class B, 7.00%, 12/01/30	2,000	1,891,754
Series A, 6.25%, 10/01/31	1,285	1,081,707
Series A, 5.00%, 06/15/41	785	702,066
Series A, 7.00%, 11/01/46(f)(g)	5,085	3,813,750
Series A, 7.00%, 10/01/47	1,285	1,016,598
Series A, 5.00%, 06/15/51	885	734,457
Series A, 5.00%, 06/15/56	970	784,066
Series A-2, 5.00%, 01/01/24	985	983,618
Series B, 5.50%, 06/15/25	555	545,825
Series B, 5.62%, 06/01/29	850	811,421
Public Finance Authority, Refunding RB
Series A, 5.00%, 10/01/34(a)	2,620	2,538,835
Series A, 5.00%, 10/01/39(a)	6,155	5,758,009
Series A, 4.00%, 12/01/51	650	472,127
Series B, 6.13%, 10/01/49(a)	8,530	7,549,476
AMT, 4.00%, 08/01/35	4,840	4,232,585
Wisconsin Health & Educational Facilities Authority, RB, Series B, 5.00%, 02/15/42	10,000	10,064,030
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 04/01/39	16,835	15,805,304
5.00%, 12/15/44	10,000	10,073,030
4.00%, 12/01/46	15,000	13,625,475
4.00%, 12/01/51	65,000	57,456,425
Series A, 5.00%, 11/15/35	10,000	10,391,970

		176,018,666

Total Municipal Bonds — 92.0% (Cost: $6,112,867,228)		5,384,654,124

Municipal Bonds Transferred to Tender Option Bond Trusts(k)

Arizona — 0.3%
City of Phoenix Civic Improvement Corp., ARB, Series A, AMT, 5.00%, 07/01/47	10,000	10,082,098
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 12/01/45	10,000	10,581,630

		20,663,728

California — 2.3%
California Educational Facilities Authority, Refunding RB 5.00%, 09/01/45	10,490	11,189,463

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California Educational Facilities Authority, Refunding RB (continued)
5.00%, 10/01/46	$10,000	$10,800,182
California Health Facilities Financing Authority, RB
Series A, 5.00%, 08/15/43	10,000	10,148,718
Series A, 5.00%, 08/15/52(d)	10,000	10,177,013
California Infrastructure & Economic Development Bank, RB
5.00%, 05/15/47	10,000	10,574,493
5.00%, 05/15/52	10,000	10,548,335
California Public Finance Authority, Refunding RB, Series A, 5.00%, 08/01/47	10,000	10,317,520
Chaffey Joint Union High School District, GO, Series C, Class C, Election 2012, 5.25%, 08/01/47	10,000	10,553,188
Chino Valley Unified School District, GO, Series A, Election 2016, 5.25%, 08/01/47	10,000	10,607,743
City of Los Angeles Department of Airports, ARB, Series A, AMT, 5.25%, 05/15/48	10,000	10,433,150
East Bay Municipal Utility District Water System Revenue, RB, Series A, Class A, 5.00%, 06/01/42	10,000	10,656,588
Manteca Unified School District, GO, Series A, Election 2014, 5.00%, 08/01/40	10,000	10,446,513
San Marcos Unified School District, GO, Series C, Election 2010, 5.00%, 08/01/40(d)	10,000	10,287,094

		136,740,000

Connecticut — 0.2%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 2021, 5.00%, 12/01/45	10,000	10,211,903

District of Columbia — 0.5%
District of Columbia Water & Sewer Authority, RB
Series A, 5.00%, 10/01/52	10,000	10,416,690
Series A, Class A, Sub-Lien, 5.00%, 10/01/44(d)	10,000	10,202,965
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, AMT, 5.00%, 10/01/42	10,000	10,261,005

		30,880,660

Florida — 0.7%
East Central Regional Wastewater Treatment Facilities Operation Board, Refunding RB, 5.00%, 10/01/44	10,000	10,523,153
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.80%, 07/01/43	2,280	2,304,534
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/46	10,000	10,133,945
Miami-Dade County Seaport Department, Refunding RB, Series A-2, (AGM), 4.00%, 10/01/49	10,000	9,237,087
Tampa Bay Water, RB, 5.00%, 10/01/38	10,000	10,178,305

		42,377,024

Georgia — 0.9%
City of Atlanta Georgia Department of Aviation, ARB, Series B, AMT, 5.00%, 07/01/44	10,000	10,329,975
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	10,000	10,385,714

Security	Par (000)	Value

Georgia (continued)
Clarke County Hospital Authority, Refunding RB, Series A, Class A, 5.00%, 07/01/46(l)	$10,000	$10,121,248
Development Authority of Cobb County, RB, Series A, 5.00%, 06/01/49(l)	10,000	10,464,110
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, Class A, (GTD), 5.50%, 08/15/54(d)	10,000	10,626,835

		51,927,882

Illinois — 0.2%
Sales Tax Securitization Corp., Refunding RB, Series A, 2nd Lien, 5.00%, 01/01/33	10,000	11,115,260

Indiana — 0.2%
Indiana Finance Authority, Refunding RB, 5.00%, 11/01/41	10,000	10,211,638

Iowa — 0.2%
Iowa Finance Authority, Refunding RB, 5.00%, 08/01/42	10,000	10,597,363

Maryland — 0.5%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/43(d)	10,000	10,257,216
County of Montgomery Maryland, RB, Series 2016, 5.00%, 12/01/45	10,000	10,192,420
Maryland Stadium Authority, RB
Series A, 5.00%, 05/01/47	6,590	7,065,182
Series A, 5.00%, 05/01/47(d)	3,410	3,655,883

		31,170,701

Massachusetts — 0.2%
Commonwealth of Massachusetts, GO, Series A, AMT, 5.00%, 03/01/46	10,000	10,174,278

Michigan — 0.3%
Michigan Finance Authority, Refunding RB
5.00%, 12/01/45	9,855	10,024,893
5.00%, 12/01/45(d)	145	147,500
Michigan State Housing Development Authority, RB, M/F Housing, Series A, AMT, 4.15%, 10/01/53	10,000	8,878,360

		19,050,753

Minnesota — 0.2%
Western Minnesota Municipal Power Agency, RB, Series A, AMT, 5.00%, 01/01/46(d)	10,000	10,257,119

Missouri — 0.5%
Health & Educational Facilities Authority of the State of Missouri, RB, 5.00%, 01/01/44	10,000	10,048,160
Metropolitan St Louis Sewer District, Refunding RB
Series A, 5.00%, 05/01/47	10,000	10,499,448
Series B, 5.00%, 05/01/45	6,785	7,107,340
Series B, 5.00%, 05/01/45(d)	3,215	3,367,737

		31,022,685

New Jersey — 0.1%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	10,000	9,126,324

58	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York — 1.7%
Metropolitan Transportation Authority, RB, Series A, 5.00%, 11/15/42	$10,000	$10,464,605
Metropolitan Transportation Authority, Refunding RB, Sub-Series B-1, 5.00%, 11/15/46	10,000	10,322,388
New York City Housing Development Corp., RB, M/F Housing, Series C-1A, 4.00%, 11/01/53	9,245	7,692,064
New York City Water & Sewer System, RB, Series DD, 5.00%, 06/15/47	20,000	20,745,568
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/39	10,000	10,259,094
Series A, 5.00%, 03/15/45	10,000	10,460,240
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 02/15/39	10,000	10,355,213
Port Authority of New York & New Jersey, Refunding ARB, Series 194th, 5.00%, 10/15/41	10,000	10,301,808
Utility Debt Securitization Authority, Refunding RB, Restructured, 5.00%, 12/15/37	10,000	10,519,210

		101,120,190

North Carolina — 0.8%
City of Charlotte North Carolina Airport Special Facilities Revenue, ARB
Series A, 5.00%, 07/01/42	10,000	10,450,090
Series A, 5.00%, 07/01/47	10,000	10,366,945
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding ARB, Series A, 4.00%, 07/01/51	10,000	9,375,268
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/55(d)	10,000	10,654,838
North Carolina Housing Finance Agency, RB, S/F Housing
Series 39-B, (FHLMC, FNMA, GNMA), 3.85%, 07/01/38	5,290	4,979,958
Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	1,845	1,815,930

		47,643,029

Oklahoma — 0.2%
Oklahoma Turnpike Authority, RB, Sereis C, 5.00%, 01/01/47	10,000	10,392,068

Oregon — 0.4%
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 07/01/47	10,000	11,038,085
University of Oregon, RB, Series A, AMT, 5.00%, 04/01/48	10,000	10,489,023

		21,527,108

Pennsylvania — 0.5%
Lancaster County Hospital Authority, Refunding RB, 5.00%, 08/15/46	10,000	10,231,563
Philadelphia Authority for Industrial Development, RB, Series A, 5.00%, 07/01/42(d)	20,000	20,720,336

		30,951,899

Tennessee — 0.2%
Tennessee Housing Development Agency, RB, S/F Housing
Series 3, 3.85%, 07/01/43	6,105	6,111,280
Series 3, 3.95%, 01/01/49	6,080	5,841,375

		11,952,655

Security	Par (000)	Value

Texas — 0.9%
Alamo Regional Mobility Authority, RB, Senior Lien, 5.00%, 06/15/46(d)	$10,000	$10,583,020
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/48(d)	10,000	10,040,813
County of Harris Texas, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/47	10,000	10,416,430
Midlothian Independent School District, GO, (PSF-GTD), 5.00%, 02/15/47	10,000	10,453,235
Texas Water Development Board, RB, Series A, 5.00%, 10/15/47	10,000	10,521,645

		52,015,143

Utah — 0.2%
Utah Transit Authority, Refunding RB, Series A, 5.00%, 06/15/38(d)	10,000	10,600,069

Virginia — 0.9%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/42	10,000	10,618,585
Fairfax County Industrial Development Authority, RB, Series A, 5.00%, 05/15/44	10,000	10,122,273
Fairfax County Water Authority, Refunding RB, 5.00%, 04/01/46	10,000	10,527,313
University of Virginia, Refunding RB, Series A-2, 5.00%, 04/01/45	10,000	10,379,330
Virginia Housing Development Authority, RB, M/F Housing, Series D, 3.90%, 10/01/48	10,000	8,488,015

		50,135,516

Washington — 0.4%
Port of Seattle Washington, ARB GO, 5.00%, 01/01/42	10,000	10,485,120
State of Washington, GO, Series B, 5.00%, 02/01/33	10,000	10,497,815

		20,982,935

Total Municipal Bonds Transferred to Tender Option Bond Trusts —13.5% (Cost: $815,755,679)		792,847,930

Total Long-Term Investments — 106.9% (Cost: $7,034,693,170)		6,261,735,419

	Shares

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.59%(m)(n)	38,834,935	38,838,818

Total Short-Term Securities — 0.7% (Cost: $38,836,595)		38,838,818

Total Investments — 107.6% (Cost: $7,073,529,765)		6,300,574,237

Other Assets Less Liabilities — 1.8%		103,720,896

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.4)%		(548,560,316)

Net Assets — 100.0%		$5,855,734,817

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	When-issued security.
(i)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(j)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(k)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(l)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between July 1, 2024 to June 1, 2025, is $15,513,889. See Note 4 of the Notes to Financial Statements for details.

(m)	Affiliate of the Fund.
(n)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$181,906,552	$—	$(142,984,270	)(a)	$(69,971)	$(13,493)	$38,838,818	38,834,935	$1,311,945	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	8,122	03/22/23	$924,131	$(6,695,642)
U.S. Long Bond	6,266	03/22/23	799,698	(6,359,187)
5-Year U.S. Treasury Note	4,090	03/31/23	444,915	(3,011,715)

				$(16,066,544)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$16,066,544	$—	$16,066,544

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

60	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2022	BlackRock Strategic Municipal Opportunities Fund

For the period ended November 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$168,393,999	$—	$168,393,999

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(34,735,932)	$—	$(34,735,932)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$1,862,706,930

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$84,233,365	$—	$84,233,365
Municipal Bonds	—	5,371,033,754	13,620,370	5,384,654,124
Municipal Bonds Transferred to Tender Option Bond Trusts	—	792,847,930	—	792,847,930
Short-Term Securities
Money Market Funds	38,838,818	—	—	38,838,818

	$38,838,818	$6,248,115,049	$13,620,370	$6,300,574,237

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(16,066,544)	$—	$—	$(16,066,544)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $545,679,973 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	61

Statements of Assets and Liabilities (unaudited)

November 30, 2022

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Impact Municipal Fund

ASSETS
Investments, at value — unaffiliated(a)	$2,613,342,649	$291,290,669	$402,194,673	$44,768,356
Investments, at value — affiliated(b)	79,131,741	10,209,017	4,432,675	1,459,474
Cash	238,513	50,383	78,406	34,223
Cash pledged for futures contracts	23,858,000	357,000	540,000	252,000
Receivables:
Investments sold	8,026,746	499,078	5,403,223	1,031,797
Capital shares sold	10,414,914	1,121,897	481,373	—
Dividends — affiliated	94,381	16,238	10,186	3,582
Interest — unaffiliated	29,355,428	4,108,965	5,124,219	582,838
From the Manager	—	—	—	3,553
Variation margin on futures contracts	3,373,831	—	—	—
Deferred offering costs	—	—	—	33,641
Prepaid expenses	68,651	39,494	41,450	30,905

Total assets	2,767,904,854	307,692,741	418,306,205	48,200,369

ACCRUED LIABILITIES
Payables:
Investments purchased	18,159,678	438,562	1,284,241	741,520
TOB Trust	10,014,729	—	—	—
Accounting services fees	189,458	45,089	60,127	12,773
Administration fees	—	—	—	3
Capital shares redeemed	20,997,859	1,335,086	1,483,258	55
Custodian fees	24,979	3,359	5,091	1,127
Income dividend distributions	1,363,518	261,657	428,616	125,861
Interest expense and fees	843,280	—	—	—
Investment advisory fees	718,592	93,840	140,909	—
Trustees’ and Officer’s fees	11,321	1,597	2,286	11
Other accrued expenses	35,319	29,491	30,441	—
Professional fees	—	25,248	20,405	13,881
Service and distribution fees	211,704	35,176	35,189	18
Transfer agent fees	311,096	44,905	49,547	345
Variation margin on futures contracts	6,891,937	104,353	153,195	62,908

Total accrued liabilities	59,773,470	2,418,363	3,693,305	958,502

OTHER LIABILITIES
TOB Trust Certificates	170,654,950	—	—	—

Total liabilities	230,428,420	2,418,363	3,693,305	958,502

NET ASSETS	$2,537,476,434	$305,274,378	$414,612,900	$47,241,867

NET ASSETS CONSIST OF
Paid-in capital	$2,808,653,481	$331,228,400	$478,147,347	$50,033,612
Accumulated loss	(271,177,047)	(25,954,022)	(63,534,447)	(2,791,745)

NET ASSETS	$2,537,476,434	$305,274,378	$414,612,900	$47,241,867

(a) Investments, at cost — unaffiliated	$2,751,026,835	$299,579,542	$429,536,444	$47,315,481

(b) Investments, at cost — affiliated	$79,118,235	$10,207,236	$4,432,232	$1,459,182

62	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

November 30, 2022

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Impact Municipal Fund

NET ASSET VALUE
Institutional
Net assets	$1,611,176,157	$164,944,383	$263,728,160	$117,018

Shares outstanding	137,461,645	16,405,338	27,221,508	12,399

Net asset value	$11.72	$10.05	$9.69	$9.44

Shares authorized	Unlimited	Unlimited	Unlimited	500 million

Par value	$0.10	$0.10	$0.10	$0.10

Service
Net assets	N/A	$6,641,932	$1,035,660	N/A

Shares outstanding	N/A	660,617	106,782	N/A

Net asset value	N/A	$10.05	$9.70	N/A

Shares authorized	N/A	Unlimited	Unlimited	N/A

Par value	N/A	$0.10	$0.10	N/A

Investor A
Net assets	$722,616,042	$103,699,183	$123,680,180	$94,365

Shares outstanding	61,705,203	10,305,728	12,751,842	10,000

Net asset value	$11.71	$10.06	$9.70	$9.44

Shares authorized	Unlimited	Unlimited	Unlimited	300 million

Par value	$0.10	$0.10	$0.10	$0.10

Investor A1
Net assets	$82,251,285	$13,508,301	$7,111,929	N/A

Shares outstanding	7,017,366	1,341,946	732,967	N/A

Net asset value	$11.72	$10.07	$9.70	N/A

Shares authorized	Unlimited	Unlimited	Unlimited	N/A

Par value	$0.10	$0.10	$0.10	N/A

Investor C
Net assets	$69,321,914	$14,314,159	$11,411,515	N/A

Shares outstanding	5,913,931	1,424,102	1,176,819	N/A

Net asset value	$11.72	$10.05	$9.70	N/A

Shares authorized	Unlimited	Unlimited	Unlimited	N/A

Par value	$0.10	$0.10	$0.10	N/A

Class K
Net assets	$52,111,036	$2,166,420	$7,645,456	$47,030,484

Shares outstanding	4,444,280	215,552	789,331	4,983,111

Net asset value	$11.73	$10.05	$9.69	$9.44

Shares authorized	Unlimited	Unlimited	Unlimited	500 million

Par value	$0.10	$0.10	$0.10	$0.10

F I N A N C I A L S T A T E M E N T S	63

Statements of Assets and Liabilities (unaudited) (continued)

November 30, 2022

BlackRock Strategic Municipal Opportunities Fund

ASSETS
Investments, at value — unaffiliated(a)	$6,261,735,419
Investments, at value — affiliated(b)	38,838,818
Cash pledged for futures contracts	50,821,000
Receivables:
Investments sold	42,230,539
Capital shares sold	23,080,961
Dividends — affiliated	111,462
Interest — unaffiliated	76,660,469
Prepaid expenses	287,783

Total assets	6,493,766,451

ACCRUED LIABILITIES
Bank overdraft	188,878
Payables:
Investments purchased	20,949,196
Accounting services fees	451,579
Capital shares redeemed	45,456,152
Custodian fees	116,514
Income dividend distributions	3,427,505
Interest expense and fees	2,880,343
Investment advisory fees	2,227,724
Trustees’ and Officer’s fees	105,254
Other accrued expenses	93,119
Professional fees	47,377
Service and distribution fees	320,489
Transfer agent fees	829,143
Variation margin on futures contracts	15,258,388

Total accrued liabilities	92,351,661

OTHER LIABILITIES
TOB Trust Certificates	545,679,973

Total liabilities	638,031,634

NET ASSETS	$5,855,734,817

NET ASSETS CONSIST OF
Paid-in capital	$7,130,574,692
Accumulated loss	(1,274,839,875)

NET ASSETS	$5,855,734,817

(a) Investments, at cost — unaffiliated	$7,034,693,170
(b) Investments, at cost — affiliated	$38,836,595

64	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

November 30, 2022

BlackRock Strategic Municipal Opportunities Fund

NET ASSET VALUE
Institutional
Net assets	$4,510,052,281

Shares outstanding	437,507,832

Net asset value	$10.31

Shares authorized	Unlimited

Par value	$0.10

Investor A
Net assets	$1,116,019,263

Shares outstanding	108,305,755

Net asset value	$10.30

Shares authorized	Unlimited

Par value	$0.10

Investor A1
Net assets	$17,180,073

Shares outstanding	1,666,757

Net asset value	$10.31

Shares authorized	Unlimited

Par value	$0.10

Investor C
Net assets	$96,698,102

Shares outstanding	9,379,190

Net asset value	$10.31

Shares authorized	Unlimited

Par value	$0.10

Class K
Net assets	$115,785,098

Shares outstanding	11,230,473

Net asset value	$10.31

Shares authorized	Unlimited

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Operations (unaudited)

Six Months Ended November 30, 2022

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Impact Municipal Fund

INVESTMENT INCOME
Dividends — affiliated	$529,552	$132,525	$90,394	$13,256
Interest — unaffiliated	45,726,982	6,239,508	7,954,210	823,622

Total investment income	46,256,534	6,372,033	8,044,604	836,878

EXPENSES
Investment advisory	5,012,766	846,283	1,181,137	106,168
Service and distribution — class specific	1,387,754	227,816	234,503	118
Transfer agent — class specific	702,064	127,971	255,989	187
Accounting services	160,925	37,872	50,458	10,921
Professional	158,336	34,992	34,143	25,586
Registration	53,335	43,388	43,238	14,760
Trustees and Officer	22,947	3,387	4,578	699
Custodian	21,767	2,866	4,264	1,066
Printing and postage	19,602	18,302	18,394	3,000
Administration	—	—	—	10,027
Administration — class specific	—	—	—	4,718
Offering	—	—	—	89,718
Miscellaneous	90,494	16,039	18,286	5,351

Total expenses	7,629,990	1,358,916	1,844,990	272,319
Interest expense and fees(a)	2,342,240	95,260	159,159	—

Total expenses	9,972,230	1,454,176	2,004,149	272,319
Less:
Administration fees waived	—	—	—	(4,896)
Administration fees waived — class specific	—	—	—	(4,625)
Fees waived and/or reimbursed by the Manager	(218,053)	(237,495)	(240,779)	(137,610)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(69,504)	(48,140)	(148,981)	(164)

Total expenses after fees waived and/or reimbursed	9,684,673	1,168,541	1,614,389	125,024

Net investment income	36,571,861	5,203,492	6,430,215	711,854

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(102,005,644)	(9,745,386)	(18,238,980)	(806,022)
Investments — affiliated	(16,177)	(8,881)	(7,116)	(74)
Futures contracts	68,949,577	2,363,475	3,468,903	663,919

	(33,072,244)	(7,390,792)	(14,777,193)	(142,177)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(38,881,153)	(5,767,269)	(8,779,144)	(1,559,004)
Investments — affiliated	8,407	737	(331)	90
Futures contracts	(14,228,410)	(457,158)	(731,622)	(139,993)

	(53,101,156)	(6,223,690)	(9,511,097)	(1,698,907)

Net realized and unrealized loss	(86,173,400)	(13,614,482)	(24,288,290)	(1,841,084)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,601,539)	$(8,410,990)	$(17,858,075)	$(1,129,230)

(a)	Related to TOB Trusts.

See notes to financial statements.

66	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended November 30, 2022

BlackRock Strategic Municipal Opportunities Fund

INVESTMENT INCOME
Dividends — affiliated	$1,311,945
Interest — unaffiliated	115,646,267

Total investment income	116,958,212

EXPENSES
Investment advisory	17,048,759
Transfer agent — class specific	2,400,599
Service and distribution — class specific	2,114,370
Professional	396,889
Accounting services	356,409
Registration	159,521
Custodian	103,093
Trustees and Officer	54,974
Printing and postage	26,958
Miscellaneous	280,203

Total expenses	22,941,775
Interest expense and fees(a)	7,088,277

Total expenses	30,030,052
Less:
Fees waived and/or reimbursed by the Manager	(1,774,159)

Total expenses after fees waived and/or reimbursed	28,255,893

Net investment income	88,702,319

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(308,276,812)
Investments — affiliated	(69,971)
Futures contracts	168,393,999

(139,952,784)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(195,931,070)
Investments — affiliated	(13,493)
Futures contracts	(34,735,932)

(230,680,495)

Net realized and unrealized loss	(370,633,279)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(281,930,960)

(a)	Related to TOB Trusts.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Changes in Net Assets

	BlackRock California		BlackRock New Jersey
	Municipal Opportunities Fund		Municipal Bond Fund

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$36,571,861	$61,342,269	$5,203,492	$10,079,743
Net realized gain (loss)	(33,072,244)	53,633,184	(7,390,792)	(285,012)
Net change in unrealized appreciation (depreciation)	(53,101,156)	(329,463,624)	(6,223,690)	(39,851,385)

Net decrease in net assets resulting from operations	(49,601,539)	(214,488,171)	(8,410,990)	(30,056,654)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(23,635,913)	(39,442,069)	(2,967,732)	(5,896,927)
Service	—	—	(104,695)	(191,790)
Investor A	(9,780,494)	(16,551,486)	(1,688,435)	(3,044,749)
Investor A1	(1,129,101)	(1,805,179)	(227,103)	(422,914)
Investor C	(657,598)	(920,007)	(176,709)	(390,028)
Class K	(1,101,282)	(2,362,037)	(40,201)	(83,286)

Decrease in net assets resulting from distributions to shareholders	(36,304,388)	(61,080,778)	(5,204,875)	(10,029,694)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(411,726,285)	43,146,802	(26,201,841)	(13,042,661)

NET ASSETS
Total decrease in net assets	(497,632,212)	(232,422,147)	(39,817,706)	(53,129,009)
Beginning of period	3,035,108,646	3,267,530,793	345,092,084	398,221,093

End of period	$2,537,476,434	$3,035,108,646	$305,274,378	$345,092,084

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Pennsylvania		BlackRock Impact
	Municipal Bond Fund		Municipal Fund

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22	Six Months Ended 11/30/22 (unaudited)	Period from 03/14/22 to 05/31/22 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,430,215	$14,111,556	$711,854	$156,034
Net realized loss	(14,777,193)	(45,082)	(142,177)	(45,009)
Net change in unrealized appreciation (depreciation)	(9,511,097)	(60,559,813)	(1,698,907)	(925,471)

Net decrease in net assets resulting from operations	(17,858,075)	(46,493,339)	(1,129,230)	(814,446)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(4,325,415)	(9,830,943)	(1,728)	(287)
Service	(14,538)	(52,649)	—	—
Investor A	(1,804,992)	(3,560,600)	(1,300)	(235)
Investor A1	(104,144)	(199,344)	—	—
Investor C	(123,776)	(266,830)	—	—
Class K	(116,408)	(191,918)	(713,429)	(147,976)

Decrease in net assets resulting from distributions to shareholders	(6,489,273)	(14,102,284)	(716,457)	(148,498)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(60,193,791)	(42,903,828)	50,498	50,000,000

NET ASSETS
Total increase (decrease) in net assets	(84,541,139)	(103,499,451)	(1,795,189)	49,037,056
Beginning of period	499,154,039	602,653,490	49,037,056	—

End of period	$414,612,900	$499,154,039	$47,241,867	$49,037,056

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Changes in Net Assets (continued)

	BlackRock Strategic
	Municipal Opportunities Fund

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$88,702,319	$178,360,941
Net realized gain (loss)	(139,952,784)	201,270,471
Net change in unrealized appreciation (depreciation)	(230,680,495)	(1,061,013,019)

Net decrease in net assets resulting from operations	(281,930,960)	(681,381,607)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(68,951,487)	(141,257,072)
Investor A	(15,129,131)	(31,249,214)
Investor A1	(261,206)	(479,191)
Investor C	(930,574)	(1,856,095)
Class K	(1,817,899)	(3,522,594)

Decrease in net assets resulting from distributions to shareholders	(87,090,297)	(178,364,166)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,159,607,078)	(365,894,985)

NET ASSETS
Total decrease in net assets	(1,528,628,335)	(1,225,640,758)
Beginning of period	7,384,363,152	8,610,003,910

End of period	$5,855,734,817	$7,384,363,152

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

70	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund

	Institutional

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$12.05		$13.08	$12.21	$12.71	$12.76	$12.60

Net investment income(a)	0.16		0.25	0.25	0.27	0.34	0.34
Net realized and unrealized gain (loss)		(0.33)	(1.03)	0.87	(0.50)	0.19	0.20

Net increase (decrease) from investment operations		(0.17)	(0.78)	1.12	(0.23)	0.53	0.54

Distributions(b)
From net investment income		(0.16)	(0.25)	(0.25)	(0.27)	(0.34)	(0.34)
From net realized gain	—		—	—	—	(0.24)	(0.04)

Total distributions		(0.16)	(0.25)	(0.25)	(0.27)	(0.58)	(0.38)

Net asset value, end of period	$11.72		$12.05	$13.08	$12.21	$12.71	$12.76

Total Return(c)
Based on net asset value	(1.37	)%(d)	(6.06)%	9.26%	(1.85)%	4.28%	4.37%

Ratios to Average Net Assets(e)
Total expenses(f)	0.64	%(g)	0.49%	0.48%	0.57%	0.63%	0.57%

Total expenses after fees waived and/or reimbursed	0.61	%(g)	0.47%	0.46%	0.55%	0.61%	0.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.44	%(g)	0.44%	0.43%	0.43%	0.44%	0.44%

Net investment income	2.78	%(g)	1.95%	1.98%	2.13%	2.70%	2.68%

Supplemental Data
Net assets, end of period (000)	$1,611,176		$1,907,899	$1,922,918	$1,865,633	$2,016,387	$1,190,045

Borrowings outstanding, end of period (000)	$170,655		$147,795	$143,145	$148,145	$253,167	$141,267

Portfolio turnover rate		27%	82%	53%	117%	126%	129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Expense ratios	N/A	N/A	N/A	0.56%	0.62%	0.57%

(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Investor A

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19		Year Ended 05/31/18

Net asset value, beginning of period	$12.04		$13.07	$12.19	$12.70		$12.75		$12.58

Net investment income(a)	0.15		0.22	0.22	0.24		0.31		0.31
Net realized and unrealized gain (loss)		(0.33)	(1.03)	0.88	(0.51)		0.19		0.21

Net increase (decrease) from investment operations		(0.18)	(0.81)	1.10	(0.27)		0.50		0.52

Distributions(b)
From net investment income		(0.15)	(0.22)	(0.22)	(0.24)		(0.31)		(0.31)
From net realized gain	—		—	—	—		(0.24)		(0.04)

Total distributions		(0.15)	(0.22)	(0.22)	(0.24)		(0.55)		(0.35)

Net asset value, end of period	$11.71		$12.04	$13.07	$12.19		$12.70		$12.75

Total Return(c)
Based on net asset value	(1.50	)%(d)	(6.30)%	9.09%	(2.18)%		4.02%		4.19%

Ratios to Average Net Assets(e)
Total expenses	0.87	%(f)	0.72%	0.72%	0.82	%(g)	0.88	%(g)	0.81	%(g)

Total expenses after fees waived and/or reimbursed	0.86	%(f)	0.71%	0.71%	0.80%		0.86%		0.79%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.68	%(f)	0.68%	0.68%	0.68%		0.69%		0.69%

Net investment income	2.54	%(f)	1.69%	1.74%	1.88%		2.45%		2.45%

Supplemental Data
Net assets, end of period (000)	$722,616		$843,462	$1,025,162	$1,069,541		$941,069		$631,410

Borrowings outstanding, end of period (000)	$170,655		$147,795	$143,145	$148,145		$253,167		$141,267

Portfolio turnover rate		27%	82%	53%	117%		126%		129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

72	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Investor A1

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$12.05		$13.08	$12.20	$12.71	$12.76	$12.59

Net investment income(a)	0.16		0.24	0.24	0.26	0.33	0.33
Net realized and unrealized gain (loss)		(0.33)	(1.03)	0.88	(0.51)	0.19	0.21

Net increase (decrease) from investment operations		(0.17)	(0.79)	1.12	(0.25)	0.52	0.54

Distributions(b)
From net investment income		(0.16)	(0.24)	(0.24)	(0.26)	(0.33)	(0.33)
From net realized gain	—		—	—	—	(0.24)	(0.04)

Total distributions		(0.16)	(0.24)	(0.24)	(0.26)	(0.57)	(0.37)

Net asset value, end of period	$11.72		$12.05	$13.08	$12.20	$12.71	$12.76

Total Return(c)
Based on net asset value	(1.42	)%(d)	(6.15)%	9.25%	(2.01)%	4.18%	4.35%

Ratios to Average Net Assets(e)
Total expenses(f)	0.72	%(g)	0.57%	0.57%	0.65%	0.72%	0.66%

Total expenses after fees waived and/or reimbursed	0.70	%(g)	0.56%	0.56%	0.63%	0.70%	0.64%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.53	%(g)	0.53%	0.53%	0.51%	0.53%	0.54%

Net investment income	2.69	%(g)	1.85%	1.89%	2.08%	2.61%	2.61%

Supplemental Data
Net assets, end of period (000)	$82,251		$88,442	$103,726	$103,229	$112,554	$118,780

Borrowings outstanding, end of period (000)	$170,655		$147,795	$143,145	$148,145	$253,167	$141,267

Portfolio turnover rate		27%	82%	53%	117%	126%	129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 11/30/22 (unaudited)	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Expense ratios	N/A	N/A	N/A	0.65%	0.71%	0.66%

(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Investor C

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19		Year Ended 05/31/18

Net asset value, beginning of period	$12.05		$13.08	$12.21	$12.71		$12.76		$12.60

Net investment income(a)	0.10		0.12	0.12	0.14		0.21		0.22
Net realized and unrealized gain (loss)		(0.33)	(1.03)	0.87	(0.50)		0.19		0.20

Net increase (decrease) from investment operations		(0.23)	(0.91)	0.99	(0.36)		0.40		0.42

Distributions(b)
From net investment income		(0.10)	(0.12)	(0.12)	(0.14)		(0.21)		(0.22)
From net realized gain	—		—	—	—		(0.24)		(0.04)

Total distributions		(0.10)	(0.12)	(0.12)	(0.14)		(0.45)		(0.26)

Net asset value, end of period	$11.72		$12.05	$13.08	$12.21		$12.71		$12.76

Total Return(c)
Based on net asset value	(1.87	)%(d)	(7.00)%	8.17%	(2.82)%		3.24%		3.33%

Ratios to Average Net Assets(e)
Total expenses	1.63	%(f)	1.48%	1.48%	1.57	%(g)	1.63	%(g)	1.57	%(g)

Total expenses after fees waived and/or reimbursed	1.61	%(f)	1.47%	1.47%	1.56%		1.61%		1.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	1.44	%(f)	1.44%	1.44%	1.43%		1.44%		1.44%

Net investment income	1.78	%(f)	0.93%	0.99%	1.14%		1.70%		1.70%

Supplemental Data
Net assets, end of period (000)	$69,322		$84,141	$107,235	$144,972		$150,543		$124,032

Borrowings outstanding, end of period (000)	$170,655		$147,795	$143,145	$148,145		$253,167		$141,267

Portfolio turnover rate		27%	82%	53%	117%		126%		129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Class K

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19	Period from 01/25/18 to 05/31/18	(a)

Net asset value, beginning of period	$12.05		$13.08	$12.21	$12.71		$12.76	$12.71

Net investment income(b)	0.17		0.26	0.26	0.28		0.34	0.11
Net realized and unrealized gain (loss)		(0.32)	(1.04)	0.87	(0.50)		0.19	0.06

Net increase (decrease) from investment operations		(0.15)	(0.78)	1.13	(0.22)		0.53	0.17

Distributions(c)
From net investment income		(0.17)	(0.25)	(0.26)	(0.28)		(0.34)	(0.12)
From net realized gain	—		—	—	—		(0.24)	—

Total distributions		(0.17)	(0.25)	(0.26)	(0.28)		(0.58)	(0.12)

Net asset value, end of period	$11.73		$12.05	$13.08	$12.21		$12.71	$12.76

Total Return(d)
Based on net asset value	(1.27	)%(e)	(6.01)%	9.31%	(1.80)%		4.33%	1.31	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.58	%(g)	0.43%	0.43%	0.51	%(h)	0.58%	0.54	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.56	%(g)	0.42%	0.42%	0.50%		0.56%	0.49	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(j)	0.39	%(g)	0.39%	0.39%	0.38%		0.39%	0.39	%(g)

Net investment income	2.78	%(g)	1.99%	2.02%	2.19%		2.71%	2.76	%(g)

Supplemental Data
Net assets, end of period (000)	$52,111		$111,164	$108,489	$108,494		$113,480	$36,441

Borrowings outstanding, end of period (000)	$170,655		$147,795	$143,145	$148,145		$253,167	$141,267

Portfolio turnover rate		27%	82%	53%	117%		126%	129%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.54%.
(j)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund

	Institutional

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$10.45		$11.59	$10.84	$11.30	$11.05	$11.05

Net investment income(a)	0.17		0.31	0.35	0.37	0.40	0.40
Net realized and unrealized gain (loss)		(0.40)	(1.15)	0.75	(0.46)	0.25	(0.00	)(b)

Net increase (decrease) from investment operations		(0.23)	(0.84)	1.10	(0.09)	0.65	0.40

Distributions from net investment income(c)		(0.17)	(0.30)	(0.35)	(0.37)	(0.40)	(0.40)

Net asset value, end of period	$10.05		$10.45	$11.59	$10.84	$11.30	$11.05

Total Return(d)
Based on net asset value	(2.20	)%(e)	(7.37)%	10.23%	(0.89)%	6.05%	3.69%

Ratios to Average Net Assets(f)
Total expenses	0.77	%(g)	0.74%	0.73%	0.81%	0.85%	0.84%

Total expenses after fees waived and/or reimbursed	0.58	%(g)	0.56%	0.56%	0.63%	0.65%	0.64%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.52	%(g)	0.52%	0.52%	0.52%	0.52%	0.54%

Net investment income	3.34	%(g)	2.70%	3.06%	3.27%	3.65%	3.60%

Supplemental Data
Net assets, end of period (000)	$164,944		$190,069	$215,903	$188,512	$178,716	$152,759

Borrowings outstanding, end of period (000)	$—		$16,739	$17,972	$22,054	$16,419	$16,419

Portfolio turnover rate		23%	20%	16%	21%	15%	16%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Service

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$10.45		$11.59	$10.84	$11.30	$11.05	$11.05

Net investment income(a)	0.16		0.27	0.32	0.34	0.37	0.37
Net realized and unrealized gain (loss)		(0.40)	(1.13)	0.75	(0.46)	0.25	(0.00	)(b)

Net increase (decrease) from investment operations		(0.24)	(0.86)	1.07	(0.12)	0.62	0.37

Distributions from net investment income(c)		(0.16)	(0.28)	(0.32)	(0.34)	(0.37)	(0.37)

Net asset value, end of period	$10.05		$10.45	$11.59	$10.84	$11.30	$11.05

Total Return(d)
Based on net asset value	(2.32	)%(e)	(7.60)%	9.96%	(1.13)%	5.79%	3.43%

Ratios to Average Net Assets(f)
Total expenses	1.02	%(g)	0.96%	0.96%	1.02%	1.08%	1.09%

Total expenses after fees waived and/or reimbursed	0.83	%(g)	0.81%	0.81%	0.88%	0.90%	0.89%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.77	%(g)	0.77%	0.77%	0.77%	0.77%	0.79%

Net investment income	309	%(g)	2.42%	2.77%	2.98%	3.34%	3.35%

Supplemental Data
Net assets, end of period (000)	$6,642		$7,293	$7,955	$7,466	$7,874	$7,921

Borrowings outstanding, end of period (000)	$—		$16,739	$17,972	$22,054	$16,419	$16,419

Portfolio turnover rate		23%	20%	16%	21%	15%	16%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Investor A

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$10.46		$11.60	$10.85	$11.31	$11.06	$11.06

Net investment income(a)	0.16		0.28	0.32	0.34	0.37	0.37
Net realized and unrealized gain (loss)		(0.40)	(1.14)	0.75	(0.46)	0.25	(0.00	)(b)

Net increase (decrease) from investment operations		(0.24)	(0.86)	1.07	(0.12)	0.62	0.37

Distributions from net investment income(c)		(0.16)	(0.28)	(0.32)	(0.34)	(0.37)	(0.37)

Net asset value, end of period	$10.06		$10.46	$11.60	$10.85	$11.31	$11.06

Total Return(d)
Based on net asset value	(2.32	)%(e)	(7.59)%	9.96%	(1.13)%	5.79%	3.43%

Ratios to Average Net Assets(f)
Total expenses	0.98	%(g)	0.94%	0.93%	1.02%	1.05%	1.02%

Total expenses after fees waived and/or reimbursed	0.83	%(g)	0.81%	0.80%	0.88%	0.90%	0.89%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	0.77	%(g)	0.77%	0.77%	0.77%	0.77%	0.79%

Net investment income	3.09	%(g)	2.45%	2.81%	3.01%	3.39%	3.35%

Supplemental Data
Net assets, end of period (000)	$103,699		$112,909	$128,040	$106,048	$90,055	$72,565

Borrowings outstanding, end of period (000)	$—		$16,739	$17,972	$22,054	$16,419	$16,419

Portfolio turnover rate		23%	20%	16%	21%	15%	16%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Investor A1

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$10.47		$11.60	$10.85	$11.31	$11.06	$11.07

Net investment income(a)	0.16		0.29	0.34	0.36	0.39	0.39
Net realized and unrealized gain (loss)		(0.40)	(1.13)	0.75	(0.46)	0.25	(0.01)

Net increase (decrease) from investment operations		(0.24)	(0.84)	1.09	(0.10)	0.64	0.38

Distributions from net investment income(b)		(0.16)	(0.29)	(0.34)	(0.36)	(0.39)	(0.39)

Net asset value, end of period	$10.07		$10.47	$11.60	$10.85	$11.31	$11.06

Total Return(c)
Based on net asset value	(2.24	)%(d)	(7.35)%	10.12%	(0.97)%	5.95%	3.49%

Ratios to Average Net Assets(e)
Total expenses	0.82	%(f)	0.79%	0.78%	0.85%	0.88%	0.87%

Total expenses after fees waived and/or reimbursed	0.68	%(f)	0.66%	0.65%	0.73%	0.74%	0.74%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.62	%(f)	0.61%	0.62%	0.61%	0.62%	0.64%

Net investment income	3.24	%(f)	2.59%	2.96%	3.16%	3.54%	3.50%

Supplemental Data
Net assets, end of period (000)	$13,508		$14,636	$17,417	$17,241	$19,760	$20,534

Borrowings outstanding, end of period (000)	$—		$16,739	$17,972	$22,054	$16,419	$16,419

Portfolio turnover rate		23%	20%	16%	21%	15%	16%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Investor C

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$10.45		$11.59	$10.84	$11.30	$11.05	$11.05

Net investment income(a)	0.12		0.19	0.23	0.25	0.29	0.29
Net realized and unrealized gain (loss)		(0.40)	(1.14)	0.75	(0.45)	0.25	0.00 (b)

Net increase (decrease) from investment operations		(0.28)	(0.95)	0.98	(0.20)	0.54	0.29

Distributions from net investment income(c)		(0.12)	(0.19)	(0.23)	(0.26)	(0.29)	(0.29)

Net asset value, end of period	$10.05		$10.45	$11.59	$10.84	$11.30	$11.05

Total Return(d)
Based on net asset value	(2.69	)%(e)	(8.29)%	9.14%	(1.87)%	5.00%	2.65%

Ratios to Average Net Assets(f)
Total expenses	1.74	%(g)	1.70%	1.68%	1.76%	1.79%	1.78%

Total expenses after fees waived and/or reimbursed	1.58	%(g)	1.56%	1.56%	1.63%	1.64%	1.64%

Total expenses after fees waived and/or reimbursed and excluding interest expense(h)	1.52	%(g)	1.52%	1.52%	1.52%	1.52%	1.54%

Net investment income	2.34	%(g)	1.68%	2.06%	2.26%	2.64%	2.60%

Supplemental Data
Net assets, end of period (000)	$14,314		$17,672	$26,004	$32,313	$31,234	$29,509

Borrowings outstanding, end of period (000)	$—		$16,739	$17,972	$22,054	$16,419	$16,419

Portfolio turnover rate		23%	20%	16%	21%	15%	16%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

80	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Class K

	Six Months Ended						Period from
	11/30/22		Year Ended	Year Ended	Year Ended	Year Ended	01/25/18	(a)
	(unaudited)		05/31/22	05/31/21	05/31/20	05/31/19	to 05/31/18

Net asset value, beginning of period	$10.45		$11.59	$10.83	$11.30	$11.04	$11.11

Net investment income(b)	0.17		0.31	0.35	0.37	0.41	0.14
Net realized and unrealized gain (loss)		(0.40)	(1.14)	0.76	(0.47)	0.26		(0.07)

Net increase (decrease) from investment operations		(0.23)	(0.83)	1.11	(0.10)	0.67	0.07

Distributions from net investment income(c)		(0.17)	(0.31)	(0.35)	(0.37)	(0.41)		(0.14)

Net asset value, end of period	$10.05		$10.45	$11.59	$10.83	$11.30	$11.04

Total Return(d)
Based on net asset value	(2.17	)%(e)	(7.32)%	10.39%	(0.93)%	6.20%	0.66	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.69	%(g)	0.65%	0.64%	0.72%	0.75%	0.74	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.53	%(g)	0.51%	0.51%	0.58%	0.60%	0.57	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.47	%(g)	0.47%	0.47%	0.47%	0.47%	0.47	%(g)

Net investment income	3.39	%(g)	2.75%	3.10%	3.32%	3.70%	3.88	%(g)

Supplemental Data
Net assets, end of period (000)	$2,166		$2,513	$2,902	$2,075	$1,660	$1,776

Borrowings outstanding, end of period (000)	$—		$16,739	$17,972	$22,054	$16,419	$16,419

Portfolio turnover rate		23%	20%	16%	21%	15%		16%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund

	Institutional

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$10.18		$11.29	$10.75	$11.11	$10.98	$11.21

Net investment income(a)	0.14		0.27	0.33	0.38	0.43	0.45
Net realized and unrealized gain (loss)		(0.49)	(1.11)	0.54	(0.36)	0.13	(0.23)

Net increase (decrease) from investment operations		(0.35)	(0.84)	0.87	0.02	0.56	0.22

Distributions from net investment income(b)		(0.14)	(0.27)	(0.33)	(0.38)	(0.43)	(0.45)

Net asset value, end of period	$9.69		$10.18	$11.29	$10.75	$11.11	$10.98

Total Return(c)
Based on net asset value	(3.38	)%(d)	(7.56)%	8.20%	0.14%	5.22%	2.02%

Ratios to Average Net Assets(e)
Total expenses	0.82	%(f)	0.78%	0.79%	0.93%	1.04%	0.97%

Total expenses after fees waived and/or reimbursed	0.61	%(f)	0.59%	0.61%	0.75%	0.84%	0.78%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.54	%(f)	0.54%	0.54%	0.54%	0.54%	0.55%

Net investment income	2.93	%(f)	2.47%	2.98%	3.44%	3.93%	4.06%

Supplemental Data
Net assets, end of period (000)	$263,728		$325,614	$403,080	$370,399	$379,911	$356,315

Borrowings outstanding, end of period (000)	$—		$29,938	$49,169	$64,784	$64,404	$70,199

Portfolio turnover rate		24%	27%	27%	26%	23%	17%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

82	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Service

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$10.19		$11.30	$10.76	$11.13	$10.99	$11.22

Net investment income(a)	0.13		0.24	0.30	0.35	0.40	0.42
Net realized and unrealized gain (loss)		(0.49)	(1.11)	0.54	(0.37)	0.14	(0.23)

Net increase (decrease) from investment operations		(0.36)	(0.87)	0.84	(0.02)	0.54	0.19

Distributions from net investment income(b)		(0.13)	(0.24)	(0.30)	(0.35)	(0.40)	(0.42)

Net asset value, end of period	$9.70		$10.19	$11.30	$10.76	$11.13	$10.99

Total Return(c)
Based on net asset value	(3.50	)%(d)	(7.79)%	7.93%	(0.20)%	5.05%	1.76%

Ratios to Average Net Assets(e)
Total expenses	1.05	%(f)	0.98%	0.97%	1.14%	1.26%	1.19%

Total expenses after fees waived and/or reimbursed	0.86	%(f)	0.84%	0.86%	1.00%	1.09%	1.03%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.79	%(f)	0.79%	0.79%	0.79%	0.79%	0.80%

Net investment income	2.68	%(f)	2.21%	2.72%	3.19%	3.67%	3.81%

Supplemental Data
Net assets, end of period (000)	$1,036		$1,350	$2,367	$1,986	$2,080	$1,783

Borrowings outstanding, end of period (000)	$—		$29,938	$49,169	$64,784	$64,404	$70,199

Portfolio turnover rate		24%	27%	27%	26%	23%	17%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor A

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$10.19		$11.30	$10.76	$11.13	$10.99	$11.22

Net investment income(a)	0.13		0.25	0.30	0.35	0.40	0.42
Net realized and unrealized gain (loss)		(0.49)	(1.11)	0.54	(0.37)	0.14	(0.23)

Net increase (decrease) from investment operations		(0.36)	(0.86)	0.84	(0.02)	0.54	0.19

Distributions from net investment income(b)		(0.13)	(0.25)	(0.30)	(0.35)	(0.40)	(0.42)

Net asset value, end of period	$9.70		$10.19	$11.30	$10.76	$11.13	$10.99

Total Return(c)
Based on net asset value	(3.50	)%(d)	(7.78)%	7.93%	(0.20)%	5.05%	1.76%

Ratios to Average Net Assets(e)
Total expenses	0.96	%(f)	0.93%	0.94%	1.09%	1.19%	1.16%

Total expenses after fees waived and/or reimbursed	0.85	%(f)	0.83%	0.85%	1.00%	1.09%	1.03%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.78	%(f)	0.78%	0.78%	0.79%	0.79%	0.80%

Net investment income	2.69	%(f)	2.23%	2.72%	3.19%	3.67%	3.82%

Supplemental Data
Net assets, end of period (000)	$123,680		$142,514	$161,081	$131,336	$110,756	$98,414

Borrowings outstanding, end of period (000)	$—		$29,938	$49,169	$64,784	$64,404	$70,199

Portfolio turnover rate		24%	27%	27%	26%	23%	17%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

84	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor A1

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$10.20		$11.30	$10.77	$11.13	$11.00	$11.22

Net investment income(a)	0.14		0.26	0.32	0.37	0.42	0.44
Net realized and unrealized gain (loss)		(0.50)	(1.10)	0.53	(0.36)	0.13	(0.22)

Net increase (decrease) from investment operations		(0.36)	(0.84)	0.85	0.01	0.55	0.22

Distributions from net investment income(b)		(0.14)	(0.26)	(0.32)	(0.37)	(0.42)	(0.44)

Net asset value, end of period	$9.70		$10.20	$11.30	$10.77	$11.13	$11.00

Total Return(c)
Based on net asset value	(3.52	)%(d)	(7.56)%	7.99%	0.04%	5.11%	2.01%

Ratios to Average Net Assets(e)
Total expenses	0.85	%(f)	0.81%	0.82%	0.96%	1.05%	0.98%

Total expenses after fees waived and/or reimbursed	0.71	%(f)	0.69%	0.71%	0.85%	0.94%	0.88%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.64	%(f)	0.64%	0.64%	0.64%	0.64%	0.65%

Net investment income	2.83	%(f)	2.37%	2.88%	3.34%	3.83%	3.96%

Supplemental Data
Net assets, end of period (000)	$7,112		$7,651	$8,925	$9,462	$10,502	$13,763

Borrowings outstanding, end of period (000)	$—		$29,938	$49,169	$64,784	$64,404	$70,199

Portfolio turnover rate		24%	27%	27%	26%	23%	17%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor C

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$10.19		$11.30	$10.76	$11.12	$10.99	$11.22

Net investment income(a)	0.09		0.16	0.22	0.27	0.32	0.34
Net realized and unrealized gain (loss)		(0.48)	(1.11)	0.54	(0.36)	0.13	(0.23)

Net increase (decrease) from investment operations		(0.39)	(0.95)	0.76	(0.09)	0.45	0.11

Distributions from net investment income(b)		(0.10)	(0.16)	(0.22)	(0.27)	(0.32)	(0.34)

Net asset value, end of period	$9.70		$10.19	$11.30	$10.76	$11.12	$10.99

Total Return(c)
Based on net asset value	(3.86	)%(d)	(8.48)%	7.12%	(0.85)%	4.18%	1.01%

Ratios to Average Net Assets(e)
Total expenses	1.75	%(f)	1.70%	1.71%	1.85%	1.95%	1.87%

Total expenses after fees waived and/or reimbursed	1.61	%(f)	1.59%	1.61%	1.75%	1.84%	1.78%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	1.54	%(f)	1.54%	1.54%	1.54%	1.54%	1.54%

Net investment income	1.93	%(f)	1.47%	2.00%	2.44%	2.93%	3.06%

Supplemental Data
Net assets, end of period (000)	$11,412		$14,249	$20,866	$29,078	$29,936	$32,105

Borrowings outstanding, end of period (000)	$—		$29,938	$49,169	$64,784	$64,404	$70,199

Portfolio turnover rate		24%	27%	27%	26%	23%	17%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

86	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Class K

	Six Months Ended						Period from
	11/30/22		Year Ended	Year Ended	Year Ended	Year Ended	01/25/18	(a)
	(unaudited)		05/31/22	05/31/21	05/31/20	05/31/19	to 05/31/18

Net asset value, beginning of period	$10.18		$11.29	$10.75	$11.11	$10.98	$11.07

Net investment income(b)	0.15		0.28	0.33	0.38	0.43	0.15
Net realized and unrealized gain (loss)		(0.49)	(1.11)	0.55	(0.35)	0.13		(0.09)

Net increase (decrease) from investment operations		(0.34)	(0.83)	0.88	0.03	0.56	0.06

Distributions from net investment income(c)		(0.15)	(0.28)	(0.34)	(0.39)	(0.43)		(0.15)

Net asset value, end of period	$9.69		$10.18	$11.29	$10.75	$11.11	$10.98

Total Return(d)
Based on net asset value	(3.36	)%(e)	(7.52)%	8.25%	0.19%	5.28%	0.60	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.67	%(g)	0.64%	0.65%	0.80%	0.90%	0.84	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.56	%(g)	0.54%	0.56%	0.70%	0.79%	0.72	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.49	%(g)	0.49%	0.49%	0.49%	0.49%	0.49	%(g)

Net investment income	2.98	%(g)	2.53%	3.01%	3.48%	3.98%	4.41	%(g)

Supplemental Data
Net assets, end of period (000)	$7,645		$7,776	$6,334	$3,982	$2,329	$2,488

Borrowings outstanding, end of period (000)	$—		$29,938	$49,169	$64,784	$64,404	$70,199

Portfolio turnover rate		24%	27%	27%	26%	23%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.84%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Municipal Fund

	Institutional

	Six Months Ended		Period from
	11/30/22		03/14/22	(a)
	(unaudited)		to 05/31/22

Net asset value, beginning of period	$9.81		$10.00

Net investment income(b)	0.14		0.03
Net realized and unrealized loss		(0.37)		(0.19)

Net decrease from investment operations		(0.23)		(0.16)

Distributions from net investment income(c)		(0.14)		(0.03)

Net asset value, end of period	$9.44		$9.81

Total Return(d)
Based on net asset value	(2.30	)%(e)	(1.61	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.07	%(g)(h)	1.13	%(g)(i)(j)

Total expenses after fees waived and/or reimbursed	0.56	%(g)	0.58	%(g)

Net investment income	2.99	%(g)	1.44	%(g)

Supplemental Data
Net assets, end of period (000)	$117		$98

Portfolio turnover rate		18%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.27%.
(i)	Includes non-recurring expenses of organization and offering costs. Without these costs, total expenses would have been 1.05%.
(j)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.77%.

See notes to financial statements.

88	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Municipal Fund (continued)

	Investor A

	Six Months Ended		Period from
	11/30/22		03/14/22	(a)
	(unaudited)		to 05/31/22

Net asset value, beginning of period	$9.81		$10.00

Net investment income(b)	0.13		0.02
Net realized and unrealized loss		(0.37)		(0.19)

Net decrease from investment operations		(0.24)		(0.17)

Distributions from net investment income(c)		(0.13)		(0.02)

Net asset value, end of period	$9.44		$9.81

Total Return(d)
Based on net asset value	(2.43	)%(e)	(1.66	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.34	%(g)(h)	1.37	%(g)(i)(j)

Total expenses after fees waived and/or reimbursed	0.81	%(g)	0.83	%(g)

Net investment income	2.73	%(g)	1.19	%(g)

Supplemental Data
Net assets, end of period (000)	$94		$98

Portfolio turnover rate		18%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.53%.
(i)	Includes non-recurring expenses of organization and offering costs. Without these costs, total expenses would have been 1.30%.
(j)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.02%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	89

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Municipal Fund (continued)

	Class K

	Six Months Ended		Period from
	11/30/22		03/14/22	(a)
	(unaudited)		to 05/31/22

Net asset value, beginning of period	$9.81		$10.00

Net investment income(b)	0.14		0.03
Net realized and unrealized loss		(0.37)		(0.19)

Net decrease from investment operations		(0.23)		(0.16)

Distributions from net investment income(c)		(0.14)		(0.03)

Net asset value, end of period	$9.44		$9.81

Total Return(d)
Based on net asset value	(2.29	)%(e)	(1.60	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.96	%(g)(h)	0.75	%(g)(i)(j)

Total expenses after fees waived and/or reimbursed	0.53	%(g)	0.53	%(g)

Net investment income	3.02	%(g)	1.50	%(g)

Supplemental Data
Net assets, end of period (000)	$47,030		$48,841

Portfolio turnover rate		18%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.15%.
(i)	Includes non-recurring expenses of organization and offering costs. Without these costs, total expenses would have been 0.68%.
(j)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.40%.

See notes to financial statements.

90	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund

	Institutional

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$10.84		$11.95	$10.90	$11.70	$11.75	$11.57

Net investment income(a)	0.14		0.25	0.27	0.29	0.35	0.33
Net realized and unrealized gain (loss)		(0.53)	(1.11)	1.04	(0.80)	0.14	0.18

Net increase (decrease) from investment operations		(0.39)	(0.86)	1.31	(0.51)	0.49	0.51

Distributions(b)
From net investment income		(0.14)	(0.25)	(0.26)	(0.29)	(0.35)	(0.33)
From net realized gain	—		—	—	—	(0.19)	—

Total distributions		(0.14)	(0.25)	(0.26)	(0.29)	(0.54)	(0.33)

Net asset value, end of period	$10.31		$10.84	$11.95	$10.90	$11.70	$11.75

Total Return(c)
Based on net asset value	(3.60	)%(d)	(7.34)%	12.18%	(4.46)%	4.41%	4.47%

Ratios to Average Net Assets(e)
Total expenses	0.84	%(f)	0.67%	0.67%	0.75%	0.82%	0.81%

Total expenses after fees waived and/or reimbursed	0.79	%(f)	0.63%	0.61%	0.70%	0.77%	0.75%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.58	%(f)	0.55%	0.55%	0.54%	0.55%	0.57%

Net investment income	2.70	%(f)	2.10%	2.32%	2.53%	3.05%	2.83%

Supplemental Data
Net assets, end of period (000)	$4,510,052		$5,736,839	$6,514,428	$6,827,755	$8,539,776	$5,791,442

Borrowings outstanding, end of period (000)	$545,680		$745,620	$764,712	$869,463	$960,205	$767,480

Portfolio turnover rate		18%	106%	100%	119%	68%	145%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	91

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Investor A

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$10.83		$11.94	$10.90	$11.69	$11.74	$11.56

Net investment income(a)	0.13		0.22	0.24	0.27	0.33	0.31
Net realized and unrealized gain (loss)		(0.53)	(1.11)	1.04	(0.79)	0.14	0.18

Net increase (decrease) from investment operations		(0.40)	(0.89)	1.28	(0.52)	0.47	0.49

Distributions(b)
From net investment income		(0.13)	(0.22)	(0.24)	(0.27)	(0.33)	(0.31)
From net realized gain	—		—	—	—	(0.19)	—

Total distributions		(0.13)	(0.22)	(0.24)	(0.27)	(0.52)	(0.31)

Net asset value, end of period	$10.30		$10.83	$11.94	$10.90	$11.69	$11.74

Total Return(c)
Based on net asset value	(3.71	)%(d)	(7.55)%	11.83%	(4.59)%	4.17%	4.26%

Ratios to Average Net Assets(e)
Total expenses	1.05	%(f)	0.89%	0.89%	0.98%	1.05%	1.02%

Total expenses after fees waived and/or reimbursed	1.00	%(f)	0.85%	0.84%	0.92%	1.00%	0.96%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.79	%(f)	0.77%	0.77%	0.76%	0.78%	0.78%

Net investment income	2.49	%(f)	1.88%	2.10%	2.31%	2.82%	2.63%

Supplemental Data
Net assets, end of period (000)	$1,116,019		$1,367,516	$1,717,910	$1,871,557	$1,846,094	$1,441,879

Borrowings outstanding, end of period (000)	$545,680		$745,620	$764,712	$869,463	$960,205	$767,480

Portfolio turnover rate		18%	106%	100%	119%	68%	145%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

92	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Investor A1

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$10.83		$11.94	$10.90	$11.70	$11.75	$11.56

Net investment income(a)	0.14		0.24	0.26	0.29	0.35	0.32
Net realized and unrealized gain (loss)		(0.52)	(1.11)	1.03	(0.81)	0.14	0.19

Net increase (decrease) from investment operations		(0.38)	(0.87)	1.29	(0.52)	0.49	0.51

Distributions(b)
From net investment income		(0.14)	(0.24)	(0.25)	(0.28)	(0.35)	(0.32)
From net realized gain	—		—	—	—	(0.19)	—

Total distributions		(0.14)	(0.24)	(0.25)	(0.28)	(0.54)	(0.32)

Net asset value, end of period	$10.31		$10.83	$11.94	$10.90	$11.70	$11.75

Total Return(c)
Based on net asset value	(3.55	)%(d)	(7.42)%	11.99%	(4.52)%	4.33%	4.49%

Ratios to Average Net Assets(e)
Total expenses	0.91	%(f)	0.74%	0.75%	0.82%	0.90%	0.88%

Total expenses after fees waived and/or reimbursed	0.86	%(f)	0.71%	0.69%	0.76%	0.84%	0.83%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	0.65	%(f)	0.63%	0.63%	0.60%	0.62%	0.64%

Net investment income	2.64	%(f)	2.03%	2.25%	2.48%	2.99%	2.77%

Supplemental Data
Net assets, end of period (000)	$17,180		$21,176	$24,645	$23,881	$27,606	$29,233

Borrowings outstanding, end of period (000)	$545,680		$745,620	$764,712	$869,463	$960,205	$767,480

Portfolio turnover rate		18%	106%	100%	119%	68%	145%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	93

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Investor C

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Year Ended 05/31/18

Net asset value, beginning of period	$10.84		$11.95	$10.90	$11.70	$11.75	$11.56

Net investment income(a)	0.09		0.13	0.15	0.18	0.24	0.22
Net realized and unrealized gain (loss)		(0.53)	(1.11)	1.05	(0.80)	0.14	0.19

Net increase (decrease) from investment operations		(0.44)	(0.98)	1.20	(0.62)	0.38	0.41

Distributions(b)
From net investment income		(0.09)	(0.13)	(0.15)	(0.18)	(0.24)	(0.22)
From net realized gain	—		—	—	—	(0.19)	—

Total distributions		(0.09)	(0.13)	(0.15)	(0.18)	(0.43)	(0.22)

Net asset value, end of period	$10.31		$10.84	$11.95	$10.90	$11.70	$11.75

Total Return(c)
Based on net asset value	(4.08	)%(d)	(8.25)%	11.07%	(5.39)%	3.39%	3.54%

Ratios to Average Net Assets(e)
Total expenses	1.82	%(f)	1.65%	1.66%	1.73%	1.81%	1.79%

Total expenses after fees waived and/or reimbursed	1.77	%(f)	1.61%	1.61%	1.68%	1.75%	1.73%

Total expenses after fees waived and/or reimbursed and excluding interest expense(g)	1.56	%(f)	1.53%	1.54%	1.52%	1.53%	1.55%

Net investment income	1.72	%(f)	1.11%	1.35%	1.56%	2.07%	1.86%

Supplemental Data
Net assets, end of period (000)	$96,698		$134,639	$184,220	$271,382	$307,887	$269,156

Borrowings outstanding, end of period (000)	$545,680		$745,620	$764,712	$869,463	$960,205	$767,480

Portfolio turnover rate		18%	106%	100%	119%	68%	145%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

94	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Class K

	Six Months Ended 11/30/22 (unaudited)		Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19	Period from 01/25/18 to 05/31/18	(a)

Net asset value, beginning of period	$10.84		$11.95	$10.90	$11.70	$11.75	$11.73

Net investment income(b)	0.15		0.25	0.27	0.30	0.36	0.11
Net realized and unrealized gain (loss)		(0.54)	(1.11)	1.05	(0.80)	0.14	0.02

Net increase (decrease) from investment operations		(0.39)	(0.86)	1.32	(0.50)	0.50	0.13

Distributions(c)
From net investment income		(0.14)	(0.25)	(0.27)	(0.30)	(0.36)	(0.11)
From net realized gain	—		—	—	—	(0.19)	—

Total distributions		(0.14)	(0.25)	(0.27)	(0.30)	(0.55)	(0.11)

Net asset value, end of period	$10.31		$10.84	$11.95	$10.90	$11.70	$11.75

Total Return(d)
Based on net asset value	(3.57	)%(e)	(7.28)%	12.24%	(4.39)%	4.47%	1.16	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.76	%(g)	0.60%	0.61%	0.69%	0.76%	0.74	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.71	%(g)	0.56%	0.56%	0.63%	0.71%	0.68	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.50	%(g)	0.48%	0.49%	0.47%	0.48%	0.50	%(g)

Net investment income	2.78	%(g)	2.16%	2.37%	2.59%	3.11%	3.20	%(g)

Supplemental Data
Net assets, end of period (000)	$115,785		$124,194	$168,801	$162,366	$126,051	$63,971

Borrowings outstanding, end of period (000)	$545,680		$745,620	$764,712	$869,463	$960,205	$767,480

Portfolio turnover rate		18%	106%	100%	119%	68%	145%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	95

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust (each, a “Trust” or collectively, the “Trusts”) and BlackRock Municipal Bond Fund, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification

BlackRock California Municipal Series Trust	BlackRock California Municipal Opportunities Fund	California Municipal Opportunities	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New Jersey Municipal Bond Fund	New Jersey Municipal Bond	Non-diversified
	BlackRock Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond	Non-diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock Impact Municipal Fund	Impact Municipal	Diversified
BlackRock Municipal Series Trust	BlackRock Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor A1 and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities only, fee based programs previously approved by the Fund. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege

Institutional, Service and Class K Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes	(d)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 4.00% for all Funds other than Strategic Municipal Opportunities, which is subject to a maximum sales charge of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans or, for California Municipal Opportunities only, fee based programs previously approved by the Fund, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders and, for California Municipal Opportunities only, fee based programs previously approved by the Fund.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Boards of Trustees of the Trusts and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as

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Notes to Financial Statements  (unaudited)  (continued)

though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and

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Notes to Financial Statements  (unaudited)  (continued)

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

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Notes to Financial Statements  (unaudited)  (continued)

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

California Municipal Opportunities	$1,776,260	$435,093	$130,887	$2,342,240
New Jersey Municipal Bond	66,149	19,786	9,325	95,260
Pennsylvania Municipal Bond	110,685	35,963	12,511	159,159
Strategic Municipal Opportunities	5,212,894	1,425,546	449,837	7,088,277

For the six months ended November 30, 2022, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

California Municipal Opportunities	$ 366,503,440		$170,654,950		1.93% — 1.95%	$220,032,981	2.12%
New Jersey Municipal Bond	—		—		—	10,345,555	1.84
Pennsylvania Municipal Bond	—		—		—	17,823,260	1.78
Strategic Municipal Opportunities	792,847,930		545,679,973		1.92 —2.09	658,640,029	2.14

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at November 30, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at November 30, 2022.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

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Notes to Financial Statements  (unaudited)  (continued)

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trusts and the Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services and with respect to the Funds except Impact Municipal, administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Impact Municipal	Strategic Municipal Opportunities

First $1 billion	0.38%	0.52%	0.52%	0.45%	0.55%
$1 billion — $3 billion	0.36	0.49	0.49	0.42	0.52
$3 billion — $5 billion	0.34	0.47	0.47	0.41	0.50
$5 billion — $10 billion	0.33	0.45	0.45	0.39	0.48
Greater than $10 billion	0.32	0.44	0.44	0.38	0.47

Service and Distribution Fees: The Trusts and the Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	California Municipal Opportunities		New Jersey Municipal Bond		Pennsylvania Municipal Bond		Impact Municipal		Strategic Municipal Opportunities

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Service	N/A	N/A	0.25%	N/A	0.25%	N/A	N/A	N/A	N/A	N/A
Investor A	0.25%	N/A	0.25	N/A	0.25	N/A	0.25%	N/A	0.25%	N/A
Investor A1	0.10	N/A	0.10	N/A	0.10	N/A	N/A	N/A	0.10	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%	N/A	N/A	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor A1	Investor C	Total

California Municipal Opportunities	$—	$971,616	$42,256	$373,882	$1,387,754
New Jersey Municipal Bond	8,475	136,634	7,011	75,696	227,816
Pennsylvania Municipal Bond	1,342	166,216	3,643	63,302	234,503
Impact Municipal	—	118	—	—	118
Strategic Municipal Opportunities	—	1,547,072	10,083	557,215	2,114,370

Administration: With respect to Impact Municipal, the Fund entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%

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Notes to Financial Statements  (unaudited)  (continued)

Average Daily Net Assets	Administration Fees

$500 million — $1 billion	0.0400%
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, with respect to Impact Municipal, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2022, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Fund Name	Institutional	Investor A	Class K	Total

Impact Municipal	$11	$9	$4,698	$4,718

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2022, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional

New Jersey Municipal Bond	$34,054
Pennsylvania Municipal Bond	152,104
Strategic Municipal Opportunities	285,141

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total

California Municipal Opportunities	$1,996	$—	$2,004	$970	$303	$152	$5,425
New Jersey Municipal Bond	303	786	606	245	158	63	2,161
Pennsylvania Municipal Bond	485	54	846	303	170	18	1,876
Strategic Municipal Opportunities	5,683	—	3,942	127	728	234	10,714

For the six months ended November 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total

California Municipal Opportunities	$495,777	$—	$168,436	$17,268	$19,821	$762	$702,064
New Jersey Municipal Bond	88,634	3,069	27,785	3,492	4,821	170	127,971
Pennsylvania Municipal Bond	217,845	704	28,613	3,113	5,449	265	255,989
Impact Municipal	63	—	62	—	—	62	187
Strategic Municipal Opportunities	2,113,747	—	244,847	4,943	34,581	2,481	2,400,599

Other Fees: For the six months ended November 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

California Municipal Opportunities	$1,292
New Jersey Municipal Bond	566
Pennsylvania Municipal Bond	463
Strategic Municipal Opportunities	1,439

For the six months ended November 30, 2022, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

California Municipal Opportunities	$55,383	$1,048
New Jersey Municipal Bond	2,334	224
Pennsylvania Municipal Bond	11,995	99
Strategic Municipal Opportunities	46,922	3,979

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Notes to Financial Statements  (unaudited)  (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. With respect to California Municipal Opportunities, New Jersey Municipal Bond, Pennsylvania Municipal Bond and Impact Municipal the amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

California Municipal Opportunities	$25,012
New Jersey Municipal Bond	10,419
Pennsylvania Municipal Bond	6,729
Impact Municipal	819
Strategic Municipal Opportunities	97,476

With respect to California Municipal Opportunities, New Jersey Municipal Bond, Pennsylvania Municipal Bond and Impact Municipal, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K

California Municipal Opportunities	0.44%	—%	0.69%	0.54%	1.44%	0.39%
New Jersey Municipal Bond	0.52	0.77	0.77	0.62	1.52	0.47
Pennsylvania Municipal Bond	0.54	0.79	0.79	0.64	1.54	0.49
Impact Municipal	0.58	—	0.83	—	—	0.53

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, with respect to California Municipal Opportunities, New Jersey Municipal Bond, Pennsylvania Municipal Bond and Impact Municipal unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts of investment advisory fees waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2022, the Funds waived the following amounts:

Fund Name	Fees Waived and/or Reimbursed by the Manager

California Municipal Opportunities	$193,041
New Jersey Municipal Bond	227,076
Pennsylvania Municipal Bond	234,050
Impact Municipal	136,791

With respect to Strategic Municipal Opportunities, the Manager contractually agreed to waive 0.05% of its investment advisory fees through June 30, 2024. The agreement may be terminated upon 90 days’ notice by a majority of Independent Trustees of BlackRock Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2022, the Manager waived $1,676,683 pursuant to this agreement.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations. For the six months ended November 30, 2022, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived - Class Specific

Fund Name	Institutional	Investor A	Class K	Total

Impact Municipal	$4	$3	$4,618	$4,625

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total

California Municipal Opportunities	$67,531	$—	$—	$—	$1,212	$761	$69,504
New Jersey Municipal Bond	44,166	1,374	1,335	60	1,035	170	48,140
Pennsylvania Municipal Bond	144,706	436	—	1,291	2,284	264	148,981
Impact Municipal	52	—	53	—	—	59	164

Impact Municipal also had a waiver of administration fees, which are included in Administration fees waived in the Statements of Operations. For the six months ended November 30, 2022, the amount was $4,896.

With respect to the contractual expense limitation, if during Impact Municipal’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not

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Notes to Financial Statements  (unaudited)  (continued)

to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective March 15, 2029, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of November 30, 2022, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring

Fund Name/Fund Level/Share Class	05/31/24	05/31/25

Impact Municipal
Fund Level	$75,939	$141,687
Institutional	71	56
Investor A	72	56
Class K	2,155	4,677

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. California Municipal Opportunities, New Jersey Municipal Bond, Pennsylvania Municipal Bond and Strategic Municipal Opportunities are currently permitted to borrow under the Interfund Lending Program. Impact Municipal is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended November 30, 2022, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2022, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

California Municipal Opportunities	$749,097,202	$964,794,538
New Jersey Municipal Bond	69,233,216	94,951,624
Pennsylvania Municipal Bond	107,002,269	187,929,927
Impact Municipal	8,476,658	8,216,799
Strategic Municipal Opportunities	1,298,287,907	2,400,077,418

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	103

Notes to Financial Statements  (unaudited)  (continued)

As of November 30, 2022, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring

California Municipal Opportunities	$84,363,632
New Jersey Municipal Bond	10,019,851
Pennsylvania Municipal Bond	20,296,131
Strategic Municipal Opportunities	304,710,318

As of November 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

California Municipal Opportunities	$2,663,374,252	$14,621,543	$(163,075,747)	$(148,454,204)
New Jersey Municipal Bond	309,920,419	5,775,571	(14,316,025)	(8,540,454)
Pennsylvania Municipal Bond	434,165,299	1,453,557	(29,166,764)	(27,713,207)
Impact Municipal	48,772,121	216,279	(2,838,115)	(2,621,836)
Strategic Municipal Opportunities	6,555,341,166	25,575,155	(842,088,601)	(816,513,446)

9.	BANK BORROWINGS

The Trusts and the Corporation, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities

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Notes to Financial Statements  (unaudited)  (continued)

backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds performance.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine

N O T E S T O F I N A N C I A L S T A T E M E N T S	105

Notes to Financial Statements  (unaudited)  (continued)

payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/22		Year Ended 05/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

California Municipal Opportunities
Institutional
Shares sold	61,368,215	$716,278,780	78,483,705	$982,634,726
Shares issued in reinvestment of distributions	1,697,205	19,766,776	2,613,487	33,213,306
Shares redeemed	(83,963,580)	(979,022,503)	(69,750,137)	(858,877,218)

	(20,898,160)	$(242,976,947)	11,347,055	$156,970,814

Investor A
Shares sold and automatic conversion of shares	6,002,209	$70,475,420	12,050,947	$154,784,733
Shares issued in reinvestment of distributions	777,308	9,042,188	1,213,100	15,424,427
Shares redeemed	(15,145,302)	(176,334,398)	(21,640,028)	(273,782,237)

	(8,365,785)	$(96,816,790)	(8,375,981)	$(103,573,077)

Investor A1
Shares issued in reinvestment of distributions	58,240	$677,960	86,172	$1,096,465
Shares redeemed	(381,816)	(4,466,163)	(675,599)	(8,666,881)

	(323,576)	$(3,788,203)	(589,427)	$(7,570,416)

Investor C
Shares sold	150,803	$1,773,613	557,617	$7,216,496
Shares issued in reinvestment of distributions	55,158	642,139	70,566	894,260
Shares redeemed and automatic conversion of shares	(1,275,555)	(14,851,124)	(1,842,830)	(23,389,502)

	(1,069,594)	$(12,435,372)	(1,214,647)	$(15,278,746)

Class K
Shares sold	2,058,301	$23,841,210	4,303,925	$55,630,171
Shares issued in reinvestment of distributions	84,323	986,719	172,622	2,195,305
Shares redeemed	(6,921,856)	(80,536,902)	(3,544,245)	(45,227,249)

	(4,779,232)	$(55,708,973)	932,302	$12,598,227

	(35,436,347)	$(411,726,285)	2,099,302	$43,146,802

	Six Months Ended 11/30/22		Year Ended 05/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

New Jersey Municipal Bond
Institutional
Shares sold	3,257,075	$32,786,270	4,902,090	$54,631,779
Shares issued in reinvestment of distributions	217,060	2,179,720	378,971	4,245,371
Shares redeemed	(5,251,147)	(52,671,684)	(5,726,508)	(62,106,938)

	(1,777,012)	$(17,705,694)	(445,447)	$(3,229,788)

Service
Shares sold	138	$1,400	17,959	$208,861
Shares issued in reinvestment of distributions	9,814	98,547	16,180	181,160
Shares redeemed	(47,040)	(482,321)	(22,797)	(260,767)

	(37,088)	$(382,374)	11,342	$129,254

Investor A
Shares sold and automatic conversion of shares	1,424,051	$14,424,934	1,655,139	$18,512,399
Shares issued in reinvestment of distributions	152,621	1,533,735	246,568	2,764,186
Shares redeemed	(2,063,532)	(20,569,489)	(2,147,759)	(23,915,053)

	(486,860)	$(4,610,820)	(246,052)	$(2,638,468)

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Notes to Financial Statements  (unaudited)  (continued)

	Six Months Ended 11/30/22		Year Ended 05/31/22

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

New Jersey Municipal Bond (continued)
Investor A1
Shares issued in reinvestment of distributions	15,549	$156,308	25,492	$285,967
Shares redeemed	(72,124)	(715,333)	(127,982)	(1,448,072)

	(56,575)	$(559,025)	(102,490)	$(1,162,105)

Investor C
Shares sold	85,650	$857,908	116,954	$1,338,291
Shares issued in reinvestment of distributions	16,706	167,717	32,073	359,699
Shares redeemed and automatic conversion of shares	(369,348)	(3,724,574)	(702,321)	(7,772,179)

	(266,992)	$(2,698,949)	(553,294)	$(6,074,189)

Class K
Shares sold	30,704	$309,495	75,896	$855,041
Shares issued in reinvestment of distributions	3,695	37,092	6,936	77,689
Shares redeemed	(59,296)	(591,566)	(92,848)	(1,000,095)

	(24,897)	$(244,979)	(10,016)	$(67,365)

	(2,649,424)	$(26,201,841)	(1,345,957)	$(13,042,661)

	Six Months Ended 11/30/22		Year Ended 05/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Pennsylvania Municipal Bond
Institutional
Shares sold	2,868,283	$27,832,563	5,785,370	$63,633,415
Shares issued in reinvestment of distributions	198,043	1,919,911	428,015	4,685,863
Shares redeemed	(7,825,248)	(75,902,799)	(9,942,737)	(105,003,672)

	(4,758,922)	$(46,150,325)	(3,729,352)	$(36,684,394)

Service
Shares sold	965	$9,700	26,113	$291,146
Shares issued in reinvestment of distributions	1,487	14,422	4,755	52,191
Shares redeemed	(28,156)	(275,694)	(107,803)	(1,115,027)

	(25,704)	$(251,572)	(76,935)	$(771,690)

Investor A
Shares sold and automatic conversion of shares	604,671	$5,965,404	1,869,750	$20,830,652
Shares issued in reinvestment of distributions	173,976	1,687,680	306,729	3,358,362
Shares redeemed	(2,008,534)	(19,385,338)	(2,449,797)	(26,581,633)

	(1,229,887)	$(11,732,254)	(273,318)	$(2,392,619)

Investor A1
Shares issued in reinvestment of distributions	7,074	$68,647	11,626	$127,274
Shares redeemed	(24,442)	(235,947)	(50,823)	(569,644)

	(17,368)	$(167,300)	(39,197)	$(442,370)

Investor C
Shares sold	50,673	$495,248	88,069	$983,649
Shares issued in reinvestment of distributions	12,453	120,843	23,480	257,272
Shares redeemed and automatic conversion of shares	(284,547)	(2,773,067)	(560,257)	(6,111,562)

	(221,421)	$(2,156,976)	(448,708)	$(4,870,641)

Class K
Shares sold	232,347	$2,270,017	379,523	$4,112,899
Shares issued in reinvestment of distributions	12,024	116,408	17,601	191,907
Shares redeemed	(218,903)	(2,121,789)	(194,524)	(2,046,920)

	25,468	$264,636	202,600	$2,257,886

	(6,227,834)	$(60,193,791)	(4,364,910)	$(42,903,828)

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Notes to Financial Statements  (unaudited)  (continued)

	Six Months Ended 11/30/22		Period from 03/14/22(a) to 05/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Impact Municipal
Institutional
Shares sold	2,366	$22,191	10,001	$100,010
Shares issued in reinvestment of distributions	33	311	—	—
Shares redeemed	—	—	(1)	(10)

	2,399	$22,502	10,000	$100,000

Investor A
Shares sold	—	$—	10,001	$100,010
Shares redeemed	—	—	(1)	(10)

	—	$—	10,000	$100,000

Class K
Shares sold	3,113	$28,015	4,980,001	$49,800,010
Shares issued in reinvestment of distributions	6	55	—	—
Shares redeemed	(8)	(74)	(1)	(10)

	3,111	$27,996	4,980,000	$49,800,000

	5,510	$50,498	5,000,000	$50,000,000

(a)	Commencement of operations.

	Six Months Ended 11/30/22		Year Ended 05/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Strategic Municipal Opportunities
Institutional
Shares sold	175,544,972	$1,833,500,489	221,635,282	$2,547,590,478
Shares issued in reinvestment of distributions	5,294,153	54,746,689	9,432,340	109,013,179
Shares redeemed	(272,592,258)	(2,825,910,751)	(247,122,969)	(2,763,909,335)

	(91,753,133)	$(937,663,573)	(16,055,347)	$(107,305,678)
Investor A
Shares sold and automatic conversion of shares	11,718,431	$122,423,004	23,740,349	$276,113,467
Shares issued in reinvestment of distributions	1,326,044	13,705,926	2,477,514	28,663,361
Shares redeemed	(30,972,489)	(321,365,492)	(43,852,452)	(498,701,220)

	(17,928,014)	$(185,236,562)	(17,634,589)	$(193,924,392)

Investor A1
Shares issued in reinvestment of distributions	16,453	$169,990	26,819	$310,102
Shares redeemed	(304,462)	(3,147,733)	(135,405)	(1,561,027)

	(288,009)	$(2,977,743)	(108,586)	$(1,250,925)

Investor C
Shares sold	363,075	$3,772,263	1,192,372	$13,983,719
Shares issued in reinvestment of distributions	85,021	879,145	151,885	1,752,219
Shares redeemed and automatic conversion of shares	(3,491,067)	(36,330,213)	(4,343,229)	(49,911,373)

	(3,042,971)	$(31,678,805)	(2,998,972)	$(34,175,435)

Class K
Shares sold	5,487,818	$57,331,728	5,755,720	$66,750,562
Shares issued in reinvestment of distributions	120,122	1,243,531	261,433	3,028,787
Shares redeemed	(5,837,417)	(60,625,654)	(8,685,680)	(99,017,904)

	(229,477)	$(2,050,395)	(2,668,527)	$(29,238,555)

	(113,241,604)	$(1,159,607,078)	(39,466,021)	$(365,894,985)

As of November 30, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Class K

New Jersey Municipal Bond	—	—	18,124
Impact Municipal	10,000	10,000	4,980,000

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Notes to Financial Statements  (unaudited)  (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	109

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Bond Fund, Inc. and BlackRock Municipal Series Trust (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund, BlackRock Impact Municipal Fund and BlackRock Strategic Municipal Opportunities Fund (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 10-11, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC, the investment adviser to each Fund, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions.During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Additional Information

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Fund for any particular month/quarter may be more or less than the amount of net investment income earned by a Fund during such month/quarter. The portion of distributions that exceeds a Fund current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	111

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co.- Transferable Custodial Receipts

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCH BD RES FD	School Board Resolution Fund

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

VRDN	Variable Rate Demand Note

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	113

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-11/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date: January 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date: January 20, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Bond Fund, Inc.

Date: January 20, 2023